Exhibit 99.1

SIDLEY AUSTIN LLP Thomas R. Califano (24122825) Rakhee V. Patel (00797213) Jeri Leigh Miller (24102176) 2021 McKinney Avenue, Suite 2000 Dallas, Texas 75201 Telephone: (214) 981-3300 Facsimile: (214) 981-3400 Email:    tom.califano@sidley.com rpatel@sidley.com jeri.miller@sidley.com SIDLEY AUSTIN LLP Weiru Fang (admitted pro hac vice) 787 Seventh Avenue New York, New York 10019 Telephone: (212) 839-5300 Facsimile: (212) 839-5599 Email: weiru.fang@sidley.com Attorneys for the Debtors and Debtors in Possession IN THE UNITED STATES BANKRUPTCY COURT FOR THE NORTHERN DISTRICT OF TEXAS DALLAS DIVISION In re: Chapter 11 EBIX, INC., et al.1 Case No. 23-80004 (SWE)    Debtors. (Jointly Administered) GLOBAL NOTES FOR THE APRIL 2024 MONTHLY OPERATING REPORTS On December 17, 2023, (the “Petition Date”) Ebix, Inc. and its affiliated debtors in the above-captioned chapter 11 cases (each a “Debtor” and, collectively, the “Debtors”) commenced 1 The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, as applicable, are: Ebix, Inc. (1975), Vertex, Incorporated (6295), P.B. Systems, Inc. (9074), Ebix Consulting, Inc. (6666), Ebix US, LLC (N/A), Facts Services, Inc. (1348), Doctors Exchange, Inc. (N/A), Ebix International LLC (N/A), Agency Solutions.com, LLC d/b/a Health Connect LLC (N/A), ConfirmNet Corporation (2737), A.D.A.M., Inc. (8070), and Ebix Latin America, LLC (N/A). The Debtors’ mailing address is 1 Ebix Way, Johns Creek, Georgia 30097.

voluntary cases (the “Chapter 11 Cases”) under chapter 11 of title 11, United States Code, §§ 101 et seq. (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Texas (the “Court”).  The Debtors continue to operate their business and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. The Chapter 11 Cases have been consolidated for procedural purposes only and are being jointly administered under case number 23-80004 (SWE). 1. General Methodology: The Debtors are filing this monthly operating report (the “MOR”) solely for purposes of complying with the monthly operating requirements of the Debtors’ Chapter 11 Cases. The financial information contained herein is unaudited, limited in scope, and as such, has not been subjected to procedures that would typically be applied to financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The MOR should not be relied on by any persons for information relating to current or future financial condition, events, or performance of any of the Debtors or their affiliates, as the results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year, and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements in the future. There can be no assurance that such information is complete, and the MOR may be subject to revision. The following notes, statements, and limitations should be referred to, and referenced in connection with, any review of the MOR. 2. Basis of Presentation: For financial reporting purposes, the Debtors prepare consolidated financial statements, which include information for Ebix, Inc., and its Debtor affiliates. This MOR only contains financial information of the Debtors, and has been prepared on a condensed combined basis. The Debtors are maintaining their books and records in accordance with U.S. GAAP and the information furnished in this MOR uses the Debtors’ normal accrual method of accounting. In preparing the MOR, the Debtors relied on financial data derived from their books and records that was available at the time of preparation. Nevertheless, in preparing this MOR, the Debtors made reasonable efforts to supplement the information set forth in their books and records with additional information concerning transactions that may not have been identified therein. Pending completion of the year-end 2023 and Q1 2024 impairment analysis for goodwill and intangible assets, the Debtors have not recorded the gain on sale of the Debtors’ North American life and annuity assets. In addition, pending allocation of the purchase price consideration for the North America business between various debtor entities, the purchase price consideration, as adjusted for certain purchase price adjustments, is presented in the financial statements of Ebix Inc. The Debtors have not separately classified the assets held for sale following entry of the order approving the bid procedures and auction of the Debtors’ remaining assets of the North American business and the Debtors’ equity interests in certain non-Debtor foreign subsidiaries. Subsequent information or discovery may result in material changes to the MOR and errors or omissions may exist. Notwithstanding any such discovery, new information, or errors or omissions, the Debtors do not undertake any obligation or commitment to update this MOR. Due to subsequent information obtained, the financial statements and certain of the cumulative amounts presented in this MOR reflect adjustments made to the financial statements contained in the previously filed December 2023 monthly operating reports. The financial statements presented herein reflect the book values of the Debtor entities of Ebix, Inc., and, as a result, do not reflect the going concern valuation of the Debtors. The Company is not liable for and undertakes no responsibility to indicate variations from securities laws or for any evaluations of the Company based on this financial information or any other information. 3. Reporting Period: Unless otherwise noted herein, the MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period. 4. Accuracy: The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable nonbankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information. 5. Investments in Subsidiaries: The book basis for investments in subsidiaries are not representative of the fair value or net assets of Debtor and non-debtor subsidiaries. 6. Payments of Prepetition Claims Pursuant to First Day Orders: Following the Petition Date, the Court entered certain orders authorizing, but not directing, the Debtors to, among other things, pay certain (a) insurance obligations; (b) employee wages, salaries, additional compensation, contractor obligations, and employee benefit programs; (c) taxes and fees; (d) utilities; (e) service charges and other fees, costs, and expenses charged by the Debtors’ cash management banks; and (f) certain critical vendor payments. 7. Insiders: For purposes of this MOR, the Debtors defined “insiders” pursuant to section 101(31) of the Bankruptcy Code as: (a) directors; (b) officers; (c) persons in control of the Debtors; (d) relatives of the Debtors’ directors, officers, or persons in control of the Debtors; and (e) Debtor and non-Debtor affiliates of the foregoing. Moreover, the Debtors do not take a position with respect to: (a) any insider’s influence over the control of the Debtors; (b) the management responsibilities or functions of any such insider; (c) the decision making or corporate authority of any such insider; or (d) whether the Debtors or any such insider could successfully argue that he or she is not an “insider” under applicable law, with respect to any theories of liability, or for any other purpose. 8. Payments to Insiders: All payments made by the Debtors to “Insiders,” as such term is defined in 11 U.S.C. § 101(31), included wage compensation and benefits in the ordinary course due to those individuals. This information is available upon request. 9. Postpetition Borrowing: Following the Petition Date, the Court approved debtor-in-possession borrowing as set forth in the Final Order (I) Authorizing (A) Postpetition Financing, and (B) The Use of Cash Collateral; (II) Granting Liens and Providing

Prepetition Lenders; (IV) Modifying the Automatic Stay; and (V) Granting Related Relief [Docket No. 255]. 10. Interest on Prepetition Borrowing: The Debtors are unable to determine whether it is probable that interest on prepetition borrowing for the period following the Petition Date will be an allowed claim. As a result, interest on prepetition borrowing has not been accrued in the financial information herein.  11. Bank Accounts: All the bank accounts were established prefiling in the name of Ebix, Inc. All of these bank accounts are utilized for all of the Debtors. 12. Internal Transfers: Internal transfers between the Debtors are not included as receipts in the financial statements for each Debtor. Because the monthly operating reports have not been prepared on a consolidated basis, this has resulted in negative cash balances for some Debtors. 13. Estimation of Claims: The amounts of Secured, Unsecured, and Priority Claims reported in the MOR are estimated based on the Debtors’ available information. 14. Payments To or On Behalf of Nonbankruptcy Professionals. All payments made to or on behalf of nonbankruptcy professionals were approved by the Court pursuant to the Order (I) Authorizing the Debtors to Retain and Compensation Professionals in the Ordinary Course of Business and (II) Granting Related Relief [Docket No. 295]. The objection period for certain of these ordinary course professionals has passed as of the filing of this MOR. 15. Attachments and Exhibits: Bank statements and other supporting documents and exhibits for all Debtors are attached to the MOR of Ebix, Inc. Any documents, exhibits, or statements attached to the MOR of Ebix, Inc. are incorporated by reference into the MOR for all Debtors. 16. Reservation of Rights: The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate, but shall be under no obligation to do so. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their Chapter 11 Cases. * * * END OF GLOBAL NOTES * * *

UNITED STATES BANKRUPTCY COURT NORTHERN DISTRICT OF TEXAS DALLAS In Re. Ebix, Inc. § Case No. 23-80004 § § Lead Case No. 23-80004 Debtor(s) § Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 04/30/2024 Petition Date: 12/17/2023 Months Pending: 5 Industry Classification: 5 1 8 2 Reporting Method: Accrual Basis Cash Basis Debtor’s Full-Time Employees (current): 230 Debtor’s Full-Time Employees (as of date of order for relief): 425 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer /s/ Amit K. Garg Amit K. Garg Signature of Responsible Party Printed Name of Responsible Party 05/21/2024 1 Ebix Way Date Johns Creek, GA 30097 Address STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

Part 1: Cash Receipts and Disbursements Current Month Cumulative a. Cash balance beginning of month $12,597,206 b. Total receipts (net of transfers between accounts) $14,108,576 $77,420,713 c. Total disbursements (net of transfers between accounts) $14,484,398 $62,380,932 d. Cash balance end of month (a+b-c) $12,221,384 e. Disbursements made by third party for the benefit of the estate $0 $0 f. Total disbursements for quarterly fee calculation (c+e) $14,484,398 $62,380,932 Part 2: Asset and Liability Status Current Month (Not generally applicable to Individual Debtors. See Instructions.) a. Accounts receivable (total net of allowance) $9,533,722 b. Accounts receivable over 90 days outstanding (net of allowance) $6,756,283 c. Inventory (Book Market Other (attach explanation)) $109,200 d Total current assets $154,723,596 e. Total assets $544,677,338 f. Postpetition payables (excluding taxes) $391,896,331 g. Postpetition payables past due (excluding taxes) $0 h. Postpetition taxes payable $455,137 i. Postpetition taxes past due $0 j. Total postpetition debt (f+h) $392,351,468 k. Prepetition secured debt $340,896,891 l. Prepetition priority debt $0 m. Prepetition unsecured debt $315,621,201 n. Total liabilities (debt) (j+k+l+m) $1,048,869,560 o. Ending equity/net worth (e-n) $-504,192,222 Part 3: Assets Sold or Transferred Current Month Cumulative a. Total cash sales price for assets sold/transferred outside the ordinary $339,900,000 $339,900,000 course of business b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business $333,521,553 $333,521,553 c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b) $6,378,447 $6,378,447 Part 4: Income Statement (Statement of Operations) Current Month Cumulative (Not generally applicable to Individual Debtors. See Instructions.) a. Gross income/sales (net of returns and allowances) $4,392,762 b. Cost of goods sold (inclusive of depreciation, if applicable) $1,845,471 c. Gross profit (a-b) $2,547,291 d. Selling expenses $392,514 e. General and administrative expenses $1,657,782 f. Other expenses $0 g. Depreciation and/or amortization (not included in 4b) $357,795 h. Interest $43,618 i. Taxes (local, state, and federal) $0 j. Reorganization items $5,536,213 k. Profit (loss) $-5,440,631 $-28,157,874

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Debtor's Name Ebix, Inc. Case No. 23-80004

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*			$7,659,478	$15,743,536	$7,659,478	$15,743,536
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i	Mayor Brown LLP	Other	$990,007	$2,881,325	$990,007	$2,881,325
	ii	FTI Consulting	Financial Professional	$397,127	$1,258,576	$397,127	$1,258,576
	iii	Jefferies Finance LLC	Financial Professional	$0	$915,000	$0	$915,000
	iv	Omni Agent Solutions Inc	Other	$203,792	$454,869	$203,792	$454,869
	v	AlixPartners	Financial Professional	$1,746,464	$3,824,601	$1,746,464	$3,824,601
	vi	Sidley Austin LLP	Lead Counsel	$1,158,162	$3,245,240	$1,158,162	$3,245,240
	vii	McDermott Will & Emery LLP	Other	$1,389,110	$1,389,110	$1,389,110	$1,389,110
	viii	Huron Consulting Services LLC	Financial Professional	$1,059,161	$1,059,161	$1,059,161	$1,059,161
	ix	Berkeley Research Group, LLC	Financial Professional	$665,656	$665,656	$665,656	$665,656
	x	DLA Piper	Other	$50,000	$50,000	$50,000	$50,000
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UST Form 11-MOR (12/01/2021) 3

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Debtor's Name Ebix, Inc. Case No. 23-80004

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor's professional fees & expenses (nonbankruptcy) *Aggregate Total*			$102,406	$132,849	$102,406	$132,849
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i	Baker Tilly	Financial Professional	$0	$0	$0	$0
	ii	Bass, Berry & Sims PLC	Local Counsel	$0	$0	$0	$0
	iii	Catalyst Global LLC	Local Counsel	$0	$0	$0	$0
	iv	Ernst & Young India	Financial Professional	$0	$0	$0	$0
	v	Ernst & Young US LLP	Financial Professional	$0	$0	$0	$0
	vi	Gokare Law Firm	Local Counsel	$9,300	$25,575	$9,300	$25,575
	vii	Hadef & Partners LLC	Local Counsel	$0	$0	$0	$0
	viii	Hilco Real Estate Appraisal, LI	Other	$4,750	$9,500	$4,750	$9,500
	ix	Indus Law	Local Counsel	$58,352	$58,352	$58,352	$58,352
	x	KG Somani & Co LLP	Financial Professional	$0	$0	$0	$0
	xi	KPMG India Private Limited	Financial Professional	$0	$0	$0	$0
	xii	Marketsphere Consulting	Financial Professional	$0	$1,650	$0	$1,650
	xiii	Nelson Mullins Riley & Scarbo	Local Counsel	$30,004	$30,004	$30,004	$30,004
	xiv	PricewaterhouseCoopers LLP	Financial Professional	$0	$0	$0	$0

UST Form 11-MOR (12/01/2021) 5

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Debtor's Name Ebix, Inc. Case No. 23-80004

	xv	Skadden, Arps, Slate, Meagher	Local Counsel	$0	$7,768	$0	$7,768
	xvi	Strikeman Elliot LLP	Local Counsel	$0	$0	$0	$0
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UST Form 11-MOR (12/01/2021) 6

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Debtor's Name Ebix, Inc. Case No. 23-80004

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UST Form 11-MOR (12/01/2021) 7

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Debtor's Name Ebix, Inc. Case No. 23-80004

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c.	All professional fees and expenses (debtor & committees)		$7,761,884	$15,876,385	$7,761,884	$15,876,385

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$6,704	$140,100
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$-13,342	$255,819
g.	Postpetition other taxes paid (local, state, and federal)	$819,919	$1,134,956

Part 7: Questionnaire - During this reporting period:

a. Were any payments made on prepetition debt? (if yes, see Instructions) — Yes ◉ No ◯

b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions) — Yes ◯ No ◉

c. Were any payments made to or on behalf of insiders? — Yes ◉ No ◯

d. Are you current on postpetition tax return filings? — Yes ◉ No ◯

e. Are you current on postpetition estimated tax payments? — Yes ◉ No ◯

f. Were all trust fund taxes remitted on a current basis? — Yes ◉ No ◯

g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions) — Yes ◉ No ◯

h. Were all payments made to or on behalf of professionals approved by the court? — Yes ◉ No ◯ N/A ◯

i. Do you have: Worker's compensation insurance? — Yes ◉ No ◯

If yes, are your premiums current? — Yes ◉ No ◯ N/A ◯ (if no, see Instructions)

Casualty/property insurance? — Yes ◉ No ◯

If yes, are your premiums current? — Yes ◉ No ◯ N/A ◯ (if no, see Instructions)

General liability insurance? — Yes ◉ No ◯

If yes, are your premiums current? — Yes ◉ No ◯ N/A ◯ (if no, see Instructions)

j. Has a plan of reorganization been filed with the court? — Yes ◉ No ◯

k. Has a disclosure statement been filed with the court? — Yes ◉ No ◯

l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? — Yes ◉ No ◯

UST Form 11-MOR (12/01/2021) 8

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Debtor's Name Ebix, Inc. Case No. 23-80004

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ◯ No ◉
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ◯ No ◯ N/A ◉

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Amit K. Garg	Amit K. Garg
Signature of Responsible Party	Printed Name of Responsible Party
Chief Financial Officer	05/21/2024
Title	Date

UST Form 11-MOR (12/01/2021) 9

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Debtor's Name Ebix, Inc. Case No. 23-80004

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UST Form 11-MOR (12/01/2021) 10

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Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc Main Document    Page 17 of 78 MOR-1 In re: EBIX, INC., et al. Lead Case No: 23-80004 Statement of Cash Receipts and Disbursements—(Unaudited) Reporting Period: April 1—April 30, 2024 Ebix, Inc. Receipts Customer Receipts $    11,880,798 Other Receipts 2,227,778 Debt Proceeds – Total Receipts $    14,108,576 Disbursements Payroll & Benefits $    (4,331,430) 3rd Party Trade Vendors (1,757,772) Ordinary Course Professionals –Taxes & Duties (819,919) Other Operating Disbursements (120,040) Total Disbursements $    (7,029,161) Net Operating Cash Flow $    7,079,415 Other Non-Operating Cash Flows $    (5,556,811) Restructuring Professional Fees (1,898,426) Debt Service—Fees – Total Non-operating Cash Flows $    (7,455,237) Intercompany Intercompany Transfers (receipts) –Intercompany Transfers (disbursements) (1,841,510) Intercompany Transfers (net) $    (1,841,510) Net Cash Flow $    (2,217,333) Beginning Bank Cash $    12,597,206 Net Cash Flow (2,217,333) Ending Bank Cash $    10,379,874

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In re: EBIX, INC., et al.
Balance Sheet as of April 30, 2024 - (Unaudited)

MOR-2
Lead Case No: 23-80004
Reporting Period: April 1 - April 30, 2024

	Ebix, Inc.	P.B. Systems, Inc.	Facts Services, Inc.	Agency Solutions.com, LLC d/b/a/ Health Connect LLC	ConfirmNet Corporation	A.D.A.M., Inc.
Assets						
Current Assets:						
Cash and Cash equivalents	$ 11,400,017	$ –	$ –	$ –	$ –	$ –
Fiduciary funds - restricted	–	–	–	–	–	–
Accounts receivable, less allowance	10,002,352	–	193,293	81,500	7,745,610	407,963
Intercompany receivable	80,153,885	–	–	–	–	–
Other current assets	53,167,342	–	–	1,253	216	48,310
Total current assets	$ 154,723,596	$ –	$ 193,293	$ 82,753	$ 7,745,826	$ 456,273
Property and equipment, net	22,342,735	(232,426)	–	–	–	10,229
Right-of-Use Assets	229,275	578,351	–	–	–	127,458
Goodwill	192,040,854	–	4,706,870	20,404,124	13,540,891	60,111,616
Intangible assets, net	6,132,733	–	226,104	0	(0)	194,834
Indefinite-lived intangibles	–	–	–	–	–	–
Capitalized software development costs, net	388,891	–	–	–	–	–
Deferred tax assets, net - long-term	22,033,811	–	(8,308)	(992,339)	3,074,537	1,921,924
Other assets	146,785,443	–	(5,216,707)	–	–	–
Total assets	$ 544,677,338	$ 345,925	$ (98,748)	$ 19,494,539	$ 24,361,254	$ 62,822,334
Liabilities & Equity						
Current Liabilities						
Accounts Payable and accrued expenses	$ 21,142,394	$ –	$ –	$ 22,143	$ –	$ 30,697
Accrued payroll and related benefits	1,206,062	–	2,860	10,672	2,331	5,537
Working capital facility	–	–	–	–	–	–
Fiduciary funds liability - restricted	–	–	–	–	–	–
Short term debt	–	–	–	–	–	–
Current portion of long term debt and capital lease obligations	–	–	–	–	–	–
Intercompany payable	39,844,577	2,481,097	(3,429)	(63,631)	1,680,820	(206,709)
Deferred revenue	6,480,150	–	115,708	2,235	293,999	579,134
Short term lease liability	–	–	–	–	–	–
Other current liabilities	323,678,285	–	–	–	–	–
Total Current Liabilities	$ 392,351,468	$ 2,481,097	$ 115,138	$ (28,581)	$ 1,977,150	$ 408,658
Liabilities Subject to Compromise						
Accounts Payable and accrued expenses	$ 7,198,962	$ 34,700	$ –	$ 6,533	$ 10,842	$ 64,309
Accrued payroll and related benefits	180,350	–	–	–	–	–
Working capital facility	–	–	–	–	–	–
Fiduciary funds liability - restricted	–	–	–	–	–	–
Short term debt	342,324,099	–	–	–	–	–
Current portion of long term debt and capital lease obligations	86,998	–	–	–	–	–
Intercompany payable	303,282,320	49,576,672	(4,669,565)	(4,745,420)	9,464,805	(36,903,570)
Deferred revenue	–	–	–	–	–	–
Short term lease liability	361,156	–	–	–	–	–
Other current liabilities	2,277	–	–	–	(1,648)	(51,295)
Total Liabilities Subject to Compromise	$ 653,436,162	$ 49,611,372	$ (4,669,565)	$ (4,738,887)	$ 9,473,998	$ (36,890,557)
Long term debt and capital lease obligation, less current portion	8,059	–	–	–	–	–
Other liabilities	2,329,890	–	–	–	–	–
Earnout contingencies	–	–	–	–	–	–
Put option liability	–	–	–	–	–	–
Long term lease liability	743,980	–	–	–	–	–
Total liabilities	$ 1,048,869,560	$ 52,092,469	$ (4,554,426)	$ (4,767,468)	$ 11,451,148	$ (36,481,899)
Common stock, $.10 par value	3,790,897	–	–	–	–	–
Additional paid-in capital	4,077,159	–	–	20,000,000	21,532,000	88,420,090
Treasury stock	–	–	–	–	–	–
Retained earnings	(522,754,040)	(51,746,544)	4,455,678	4,262,007	(8,621,894)	10,884,143
Accumulated other comprehensive income	(529,688)	–	–	–	–	–
Total Ebix, Inc. stockholders' equity	$ (515,415,672)	$ (51,746,544)	$ 4,455,678	$ 24,262,007	$ 12,910,106	$ 99,304,233
Noncontrolling interest	11,223,450	–	–	–	–	–
Total stockholders' equity	$ (504,192,222)	$ (51,746,544)	$ 4,455,678	$ 24,262,007	$ 12,910,106	$ 99,304,233
Total Liabilities & Equity	$ 544,677,338	$ 345,925	$ (98,748)	$ 19,494,539	$ 24,361,254	$ 62,822,334

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc
Main Document Page 19 of 78

MOR-3

In re: EBIX, INC., et al.
Statement of Operations for the month of April 2024 - (Unaudited)

Lead Case No: 23-80004
Reporting Period: April 1 - April 30, 2024

	Ebix, Inc.	P.B. Systems, Inc.	Facts Services, Inc.	Agency Solutions.com, LLC d/b/a/ Health Connect LLC	ConfirmNet Corporation	A.D.A.M., Inc.
Revenue						
Operating Revenue	$ 3,856,707	$ –	$ 67,156	$ 150,636	$ 56,234	$ 317,368
Other Revenue	536,055	–	–	–	–	–
Total Revenue	**4,392,762**	**–**	**67,156**	**150,636**	**56,234**	**317,368**
Operating Expenses						
Services and other costs	1,065,959	–	31,630	67,640	488,932	240,111
Product Development	779,511	5,593	28,435	46,273	–	27,792
Sales and Marketing	392,514	–	–	23,473	–	670
General and Administrative	1,657,782	–	2,870	(2,279)	21,378	3,332
Amortization and Depreciation	357,795	–	10,277	–	–	9,527
Total Operating Income	**$ 139,201**	**$ (5,593)**	**$ (6,056)**	**$ 15,529**	**$ (454,076)**	**$ 35,937**
Interest Income	–	–	–	–	–	–
Interest Expense	(43,618)	–	–	–	–	–
Reorganization Fees	(5,536,213)	–	–	–	–	–
Other non-operating income	–	–	–	–	–	–
Foreign exchange gain/loss	–	–	–	–	–	–
Income before taxes	**$ (5,440,631)**	**$ (5,593)**	**$ (6,056)**	**$ 15,529**	**$ (454,076)**	**$ 35,937**
Income tax expenses	–	–	–	–	–	–
Net Income (loss) including noncontrolling interest	–	–	–	–	–	–
Net income (loss) attributable to noncontrolling interest	–	–	–	–	–	–
Net income (loss)	**$ (5,440,631)**	**$ (5,593)**	**$ (6,056)**	**$ 15,529**	**$ (454,076)**	**$ 35,937**

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc Main Document    Page 20 of 78 MOR-4 In re: EBIX, INC., et al. Lead Case No: 23-80004 Accounts Receivable Aging Reporting Period: April 1—April 30, 2024 Allowance for Entity Current 30 Days 60 Days 90 Days 120 Days Doubtful Accounts Total Ebix, Inc. $    4,666,436 $    733,491 $    549,458 $    613,777 $    6,142,506 $    (3,171,947) $    9,533,722 P.B. Systems, Inc. – – – – – – –Facts Services, Inc. 51,000 – – 23,224 75,454 (21,977) 127,701 Agency Solutions.com, LLC d/b/a/ Health Connect LLC 50,785 18,466 (178) 3,854 51,037 (42,463) 81,500 ConfirmNet Corporation 138,324 217,743 45,661 141,735 7,384,429 (182,282) 7,745,610 A.D.A.M., Inc. (49,783) 65,093 (7,675) 40,794 43,783 (279,364) (187,153) Total Accounts Receivable $    4,856,762 $    1,034,792 $    587,266 $    823,384 $    13,697,210 $    (3,698,034) $    17,301,381

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc
Main Document Page 21 of 78

MOR-5

In re: EBIX, INC., et al. Lead Case No: 23-80004

Disbursements by Entity Reporting Period: March 1 - March 31, 2024

Date	Check Number	Amount	Vendor	Entity
4/1/2024		$ (336.54)	Paycom Payroll	Ebix, Inc.
4/1/2024		(9,236.94)	COMM OF MASS EFT	Ebix, Inc.
4/1/2024		(894.01)	UTAH801/297-7703	Ebix, Inc.
4/1/2024		(2,995.00)	American Academy of Family Physicians	Ebix, Inc.
4/1/2024		(990.80)	Coca Cola	Ebix, Inc.
4/1/2024		(103.39)	BB.Q Chicken	Ebix, Inc.
4/1/2024		(15.76)	GoDaddy.com	Ebix, Inc.
4/1/2024		(0.03)	GoDaddy.com	Ebix, Inc.
4/1/2024		(411.00)	Extra Space	Ebix, Inc.
4/1/2024		(316.50)	Extra Space	Ebix, Inc.
4/1/2024		(500.00)	Google	Ebix, Inc.
4/1/2024		(500.00)	Google	Ebix, Inc.
4/1/2024		(88.96)	Lowe's	Ebix, Inc.
4/1/2024		(17.99)	Lyft	Ebix, Inc.
4/1/2024		(16.85)	Lyft	Ebix, Inc.
4/1/2024		(2,505.31)	Microsoft	Ebix, Inc.
4/1/2024		(2,224.00)	SQ Services	Ebix, Inc.
4/1/2024		(992.07)	Staples Inc.	Ebix, Inc.
4/1/2024		(387.99)	King Construction Company	Ebix, Inc.
4/1/2024		(470.00)	DEBRA G. WECHTER MD	Ebix, Inc.
4/1/2024		(1,000.00)	Thomas Schiano	Ebix, Inc.
4/1/2024		(1,000.00)	Jennifer Wildes	Ebix, Inc.
4/1/2024		(600.00)	Rachel Morris	Ebix, Inc.
4/1/2024		(475.00)	DAVID S. BEEBE, MD	Ebix, Inc.
4/1/2024		(100.00)	DAVID S. BEEBE, MD	Ebix, Inc.
4/1/2024		(300.00)	KRASIMIR GEORGE BOJANOV	Ebix, Inc.
4/1/2024		(60.00)	Federation of Chirop Lic Board	Ebix, Inc.
4/1/2024		(200.00)	Steven Lesk	Ebix, Inc.
4/1/2024		(185.16)	Service Express, Inc	Ebix, Inc.
4/1/2024		(166.94)	UPS SUPPLY CHAIN SOLUTIONS	Ebix, Inc.
4/1/2024		(600.00)	Travis Paul Webb	Ebix, Inc.
4/2/2024		(53,067.78)	Fair Health Inc	Ebix, Inc.
4/2/2024		(29,196.41)	Craftsman Printing Inc	Ebix, Inc.
4/2/2024		(18,197.49)	FCI Cyber	Ebix, Inc.
4/2/2024		(16,054.11)	365 Operating Co LLC	Ebix, Inc.
4/2/2024		(15,792.00)	Advantecs Group, Inc.	Ebix, Inc.
4/2/2024		(6,362.02)	Zakipoint Health Inc	Ebix, Inc.
4/2/2024		(5,115.00)	Philip Patel - ACH	Ebix, Inc.
4/2/2024		(4,200.00)	Jatin M Vyas MD	Ebix, Inc.
4/2/2024		(3,390.90)	Provident Life & Acci	Ebix, Inc.
4/2/2024		(3,322.36)	WEX Health Inc	Ebix, Inc.
4/2/2024		(3,300.00)	Verimed Healthcare Net	Ebix, Inc.
4/2/2024		(2,304.00)	Pan American Benefits	Ebix, Inc.
4/2/2024		(2,120.00)	Lumen	Ebix, Inc.
4/2/2024		(1,760.00)	Renee Cocchi	Ebix, Inc.
4/2/2024		(1,400.00)	Jamie Lynn Byram	Ebix, Inc.
4/2/2024		(940.65)	Accuimage	Ebix, Inc.
4/2/2024		(875.00)	Nirav Patel	Ebix, Inc.
4/2/2024		(735.00)	IAIABC	Ebix, Inc.
4/2/2024		(700.00)	Daniel Friedman	Ebix, Inc.
4/2/2024		(584.21)	Imageworks	Ebix, Inc.
4/2/2024		(562.50)	EMPRISE TECHNOLOGIES	Ebix, Inc.

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc Main Document Page 22 of 78

Date	Check Number	Amount	Vendor	Entity
4/2/2024		(514.50)	Carolyn Donahoe	Ebix, Inc.
4/2/2024		(500.00)	Thomas Halaszynski	Ebix, Inc.
4/2/2024		(431.20)	Michelle Robertson	Ebix, Inc.
4/2/2024		(400.00)	Fred K Berger MD	Ebix, Inc.
4/2/2024		(200.00)	Thomas Hamilton	Ebix, Inc.
4/2/2024		(125.00)	John Mardant	Ebix, Inc.
4/2/2024		(58,352.00)	IndusLaw	Ebix, Inc.
4/2/2024		(8,437.92)	Shardul Amarchand Mangaldas Co.	Ebix, Inc.
4/2/2024		(25.00)	Authnet Gateway	Ebix, Inc.
4/2/2024		(1,861,360.13)	Paycom Payroll	Ebix, Inc.
4/2/2024		(5,983.84)	Paycom Payroll	Ebix, Inc.
4/2/2024		(17,088.00)	STATE OF CT DRS	Ebix, Inc.
4/2/2024		(150.00)	MATTHEW R BYARLAY	Ebix, Inc.
4/2/2024		(375.00)	Christopher George Bazewicz	Ebix, Inc.
4/2/2024		(679.24)	FULTON COUNTY FINANCE DEPT	Ebix, Inc.
4/2/2024		(250.00)	Deborah L Hurd	Ebix, Inc.
4/2/2024		(1,000.00)	Eydie Moses-Kolko	Ebix, Inc.
4/2/2024		(200.00)	Southeastern Security Professionals, LLC	Ebix, Inc.
4/2/2024		(250.00)	David Swanson	Ebix, Inc.
4/2/2024		(114.40)	RENEE ZEMANSKI	Ebix, Inc.
4/3/2024		200.00	Paycom Payroll	Ebix, Inc.
4/3/2024		(6,906.10)	Western States Envelop	Ebix, Inc.
4/3/2024		(466.67)	Federal Express	Ebix, Inc.
4/3/2024		(113,398.67)	Paycom Payroll	Ebix, Inc.
4/3/2024		(49,630.55)	Anthem	Ebix, Inc.
4/3/2024		(250.00)	Paycom Payroll	Ebix, Inc.
4/3/2024		(40.48)	Amazon	Ebix, Inc.
4/3/2024		(61.52)	Amazon	Ebix, Inc.
4/3/2024		(19.98)	Amazon	Ebix, Inc.
4/3/2024		(19.98)	Amazon	Ebix, Inc.
4/3/2024		(26.86)	Amazon	Ebix, Inc.
4/3/2024		(127.90)	Cintas Corporation	Ebix, Inc.
4/3/2024		(80.05)	Google	Ebix, Inc.
4/3/2024		(434.23)	A J R, INC.	Ebix, Inc.
4/3/2024		(322.95)	Indeed	Ebix, Inc.
4/3/2024		(17.71)	Lyft	Ebix, Inc.
4/3/2024		(15.94)	Lyft	Ebix, Inc.
4/3/2024		(2,505.10)	Microsoft	Ebix, Inc.
4/3/2024		(90.00)	Rustici Software	Ebix, Inc.
4/3/2024		(1,559.00)	ALL STAR SUPER STORAGE	Ebix, Inc.
4/3/2024		(704.98)	CONCORD III	Ebix, Inc.
4/3/2024		(150.00)	MARK MOYAD, MD	Ebix, Inc.
4/4/2024		(68,693.77)	Anu Agrawal Marketing	Ebix, Inc.
4/4/2024		(36,065.69)	Craftsman Printing Inc	Ebix, Inc.
4/4/2024		(30,003.68)	Nelson Mullins	Ebix, Inc.
4/4/2024		(16,250.00)	Pavan Bhalla	Ebix, Inc.
4/4/2024		(15,000.00)	Cathy Wesler	Ebix, Inc.
4/4/2024		(9,987.50)	Spark IPS	Ebix, Inc.
4/4/2024		(9,300.00)	GOKARE LAW FIRM	Ebix, Inc.
4/4/2024		(8,840.00)	Stellar Consulting Sol	Ebix, Inc.
4/4/2024		(8,000.00)	Donald L Deye	Ebix, Inc.
4/4/2024		(6,353.00)	K&C Building Maintenan	Ebix, Inc.
4/4/2024		(5,520.00)	Dan Celia	Ebix, Inc.
4/4/2024		(5,000.00)	EMPLOYEETECH	Ebix, Inc.
4/4/2024		(4,370.00)	Philomena Dicicco	Ebix, Inc.
4/4/2024		(4,250.33)	Provident Life & Acci	Ebix, Inc.
4/4/2024		(3,111.37)	DEBORAH GUIN	Ebix, Inc.

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc
Main Document Page 23 of 78

Date	Check Number	Amount	Vendor	Entity
4/4/2024		(3,061.92)	CATHERINE CREASMAN	Ebix, Inc.
4/4/2024		(3,000.00)	SCOTT D. SMITH, MD, MP	Ebix, Inc.
4/4/2024		(2,929.50)	Big Commerce Inc	Ebix, Inc.
4/4/2024		(2,772.00)	JONATHAN J. BEITLER, M	Ebix, Inc.
4/4/2024		(2,574.88)	St. Moritz Security Se	Ebix, Inc.
4/4/2024		(2,180.00)	Christopher Britt	Ebix, Inc.
4/4/2024		(2,000.00)	Douglas Paauw MD	Ebix, Inc.
4/4/2024		(1,900.00)	Verimed Healthcare Net	Ebix, Inc.
4/4/2024		(1,650.00)	James Warne Schmidley	Ebix, Inc.
4/4/2024		(1,600.00)	Renee Cocchi	Ebix, Inc.
4/4/2024		(1,500.00)	Melinda Deye	Ebix, Inc.
4/4/2024		(1,360.00)	EMILY MEALER	Ebix, Inc.
4/4/2024		(1,350.00)	365 Operating Co LLC	Ebix, Inc.
4/4/2024		(1,350.00)	Bryan E Anderson	Ebix, Inc.
4/4/2024		(1,285.20)	TeamSupport LLC	Ebix, Inc.
4/4/2024		(1,225.00)	Piper Carroll	Ebix, Inc.
4/4/2024		(1,200.00)	ALLISON HAYS	Ebix, Inc.
4/4/2024		(1,047.50)	Elizabeth Smoots MD	Ebix, Inc.
4/4/2024		(1,000.00)	William Steinberg	Ebix, Inc.
4/4/2024		(1,000.00)	David B. Powers	Ebix, Inc.
4/4/2024		(1,000.00)	Srinivasa Rama Chandra	Ebix, Inc.
4/4/2024		(1,000.00)	KUMAR G. BELANI	Ebix, Inc.
4/4/2024		(960.00)	Kelley Allison Turner	Ebix, Inc.
4/4/2024		(757.90)	Sherry Baker	Ebix, Inc.
4/4/2024		(680.00)	Amy I Hall	Ebix, Inc.
4/4/2024		(660.00)	Jared Magee	Ebix, Inc.
4/4/2024		(612.00)	MGECOM, Inc.	Ebix, Inc.
4/4/2024		(600.00)	Stuart Jay Padove	Ebix, Inc.
4/4/2024		(500.00)	Insured Retirement Ins	Ebix, Inc.
4/4/2024		(450.00)	Elie M. Ferneini, MD,	Ebix, Inc.
4/4/2024		(420.00)	Soumy Pandey	Ebix, Inc.
4/4/2024		(300.00)	J Ivan Lopez	Ebix, Inc.
4/4/2024		(250.00)	Margaret Spence MD	Ebix, Inc.
4/4/2024		(250.00)	Christine m Lucarelli	Ebix, Inc.
4/4/2024		(250.00)	Andrew J Higdon	Ebix, Inc.
4/4/2024		(250.00)	ERIC ENDLICH, PHD	Ebix, Inc.
4/4/2024		(180.00)	Michelle Vaughn	Ebix, Inc.
4/4/2024		(150.00)	William Jonathan Fillm	Ebix, Inc.
4/4/2024		(125.00)	Suchita Shah Sata	Ebix, Inc.
4/4/2024		(125.00)	Mona Krouss	Ebix, Inc.
4/4/2024		(50,000.00)	USPS	Ebix, Inc.
4/4/2024		(1,893.80)	Cara Rosenbloom	Ebix, Inc.
4/4/2024		(100.00)	Chad Burke	Ebix, Inc.
4/4/2024		(40,000.00)	Bank of New York Mellon	Ebix, Inc.
4/4/2024		(30,000.00)	Jill M Krueger	Ebix, Inc.
4/4/2024		(12,250.00)	Hans Ueli Keller	Ebix, Inc.
4/4/2024		(10,250.00)	Hans U Benz	Ebix, Inc.
4/4/2024		(8,250.00)	ND Eckert Esq and Mrs. NL Eckert	Ebix, Inc.
4/4/2024		(6,250.00)	George W Hebard III	Ebix, Inc.
4/4/2024		(6,250.00)	Priyanka Kaul	Ebix, Inc.
4/4/2024		(6,250.00)	Streichenberg Attorneys at Law	Ebix, Inc.
4/4/2024		(540.00)	Charles Schwab	Ebix, Inc.
4/4/2024		(187,022.42)	Paycom Payroll	Ebix, Inc.
4/4/2024		(628.64)	Amazon	Ebix, Inc.
4/4/2024		(79.98)	Amazon	Ebix, Inc.
4/4/2024		(60.47)	Amazon	Ebix, Inc.
4/4/2024		(273.40)	Appriver	Ebix, Inc.

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc
Main Document Page 24 of 78

Date	Check Number	Amount	Vendor	Entity
4/4/2024		(18.95)	Cloud Cover Music	Ebix, Inc.
4/4/2024		(18.95)	Cloud Cover Music	Ebix, Inc.
4/4/2024		(194.15)	GoDaddy.com	Ebix, Inc.
4/4/2024		(0.39)	GoDaddy.com	Ebix, Inc.
4/4/2024		(1,812.00)	Fairmont Copley Plaza Boston	Ebix, Inc.
4/4/2024		(1,812.00)	Fairmont Copley Plaza Boston	Ebix, Inc.
4/4/2024		(907.00)	Google	Ebix, Inc.
4/4/2024		(418.89)	Google	Ebix, Inc.
4/4/2024		(16.99)	Lyft	Ebix, Inc.
4/4/2024		(15.86)	Lyft	Ebix, Inc.
4/4/2024		(42.99)	Web Network Solutions	Ebix, Inc.
4/4/2024		(1,000.00)	Seth Gale	Ebix, Inc.
4/5/2024		(17,119.47)	365 Operating Co LLC	Ebix, Inc.
4/5/2024		(540.00)	Dr Charles Schwarts	Ebix, Inc.
4/5/2024		(4,813.40)	Optum Bank	Ebix, Inc.
4/5/2024		(4,588.40)	Optum Bank	Ebix, Inc.
4/5/2024		(15.76)	GoDaddy.com	Ebix, Inc.
4/5/2024		(0.03)	GoDaddy.com	Ebix, Inc.
4/5/2024		(500.00)	Google	Ebix, Inc.
4/5/2024		(12.84)	Lyft	Ebix, Inc.
4/5/2024		(35.00)	Sinch Mailgun	Ebix, Inc.
4/5/2024		20.00	Southwest Airlines	Ebix, Inc.
4/5/2024		(173.96)	Web Network Solutions	Ebix, Inc.
4/8/2024		(3,681.57)	Citizen's Bank	Ebix, Inc.
4/8/2024		(900.00)	Citizen's Bank	Ebix, Inc.
4/8/2024		(900.00)	Citizen's Bank	Ebix, Inc.
4/8/2024		(14,796.42)	Sawnee Electric	Ebix, Inc.
4/8/2024		(3,938.14)	UPS	Ebix, Inc.
4/8/2024		(486.76)	Waste Management	Ebix, Inc.
4/8/2024		(287.72)	Federal Express	Ebix, Inc.
4/8/2024		(8,793.00)	CO DEPT REVENUE	Ebix, Inc.
4/8/2024		(59.99)	Amazon	Ebix, Inc.
4/8/2024		(53.59)	Amazon	Ebix, Inc.
4/8/2024		(59.99)	Amazon	Ebix, Inc.
4/8/2024		(80.97)	Amazon	Ebix, Inc.
4/8/2024		(81.41)	Amazon	Ebix, Inc.
4/8/2024		(19.99)	Amazon	Ebix, Inc.
4/8/2024		(13.01)	GoDaddy.com	Ebix, Inc.
4/8/2024		(0.03)	GoDaddy.com	Ebix, Inc.
4/8/2024		(533.60)	Extra Space	Ebix, Inc.
4/8/2024		(500.00)	Google	Ebix, Inc.
4/8/2024		(2,507.54)	Microsoft	Ebix, Inc.
4/8/2024		(2,029.50)	Vonage	Ebix, Inc.
4/8/2024		(42.99)	Web Network Solutions	Ebix, Inc.
4/8/2024		(42.99)	Web Network Solutions	Ebix, Inc.
4/8/2024		(500.00)	Samuel J McKenna	Ebix, Inc.
4/8/2024		(1,123.50)	Fueled Inc	Ebix, Inc.
4/8/2024		(660.00)	GIIssues Inc.	Ebix, Inc.
4/8/2024		(2,120.00)	CENTURYLINK	Ebix, Inc.
4/8/2024		(375.00)	James B. Macdonald	Ebix, Inc.
4/8/2024		(1,000.00)	Scott McGinnis	Ebix, Inc.
4/8/2024		(600.00)	David Naeger	Ebix, Inc.
4/8/2024		(600.00)	DAVID Charles RETTEW	Ebix, Inc.
4/9/2024		(362,506.01)	First Insurance	Ebix, Inc.
4/9/2024		(3,867.15)	Paycom Payroll	Ebix, Inc.
4/9/2024		(3,800.27)	Paycom Payroll	Ebix, Inc.
4/9/2024		(954,210.78)	Zinnia Distributor Solutions LLC	Ebix, Inc.

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc
Main Document Page 25 of 78

Date	Check Number	Amount	Vendor	Entity
4/9/2024		(19.99)	Amazon	Ebix, Inc.
4/9/2024		(66.76)	Amazon	Ebix, Inc.
4/9/2024		(40.48)	Amazon	Ebix, Inc.
4/9/2024		(86.29)	Amazon	Ebix, Inc.
4/9/2024		(2,998.80)	Asana	Ebix, Inc.
4/9/2024		(127.90)	Cintas Corporation	Ebix, Inc.
4/9/2024		(842.20)	Delta Airlines	Ebix, Inc.
4/9/2024		(842.20)	Delta Airlines	Ebix, Inc.
4/9/2024		(13.01)	GoDaddy.com	Ebix, Inc.
4/9/2024		(0.03)	GoDaddy.com	Ebix, Inc.
4/9/2024		(500.00)	Google	Ebix, Inc.
4/9/2024		(375.00)	Klaviyo Inc.	Ebix, Inc.
4/9/2024		(49.99)	PayPall	Ebix, Inc.
4/9/2024		(720.00)	Trello.com	Ebix, Inc.
4/9/2024		(42.99)	Web Network Solutions	Ebix, Inc.
4/9/2024		(660.00)	ROY WONG, MD	Ebix, Inc.
4/9/2024		(2,640.00)	ROY WONG, MD	Ebix, Inc.
4/10/2024		327.66	Paycom Payroll	Ebix, Inc.
4/10/2024		(69,889.38)	Paycom Payroll	Ebix, Inc.
4/10/2024		(27,125.47)	Paycom Payroll	Ebix, Inc.
4/10/2024		(2,143.43)	Paycom Payroll	Ebix, Inc.
4/10/2024		(250.00)	Paycom Payroll	Ebix, Inc.
4/10/2024		(21.18)	Amazon	Ebix, Inc.
4/10/2024		(38.61)	Amazon	Ebix, Inc.
4/10/2024		(18.95)	Cloud Cover Music	Ebix, Inc.
4/10/2024		(27.82)	GoDaddy.com	Ebix, Inc.
4/10/2024		(0.06)	GoDaddy.com	Ebix, Inc.
4/10/2024		(500.00)	Google	Ebix, Inc.
4/10/2024		(15.84)	Lyft	Ebix, Inc.
4/10/2024		(166.27)	Microsoft	Ebix, Inc.
4/10/2024		(173.95)	Web Network Solutions	Ebix, Inc.
4/11/2024		(903,156.79)	Paycom Payroll	Ebix, Inc.
4/11/2024		(19.99)	Amazon	Ebix, Inc.
4/11/2024		(286.00)	Extra Space	Ebix, Inc.
4/11/2024		(500.00)	Google	Ebix, Inc.
4/11/2024		(500.00)	Google	Ebix, Inc.
4/11/2024		(17.86)	Lyft	Ebix, Inc.
4/11/2024		(15.99)	Lyft	Ebix, Inc.
4/11/2024		(37.99)	Web Network Solutions	Ebix, Inc.
4/11/2024		(1,660.63)	MOUNT SINAI	Ebix, Inc.
4/11/2024		(161.95)	IRON MOUNTAIN INTELLECTUAL PROPERTY MG	Ebix, Inc.
4/11/2024		(271.90)	EZOT, INC	Ebix, Inc.
4/11/2024		(240.49)	Carl Sackett	Ebix, Inc.
4/12/2024		(36,552.45)	Anu Agrawal Marketing	Ebix, Inc.
4/12/2024		(33,626.08)	De Lage Landen	Ebix, Inc.
4/12/2024		(29,607.21)	Solex Fusion	Ebix, Inc.
4/12/2024		(20,667.00)	INTEGRATED HEALTH 21	Ebix, Inc.
4/12/2024		(18,225.00)	OneSpan	Ebix, Inc.
4/12/2024		(15,792.00)	Advantecs Group, Inc.	Ebix, Inc.
4/12/2024		(15,042.32)	Atlanta Office Technol	Ebix, Inc.
4/12/2024		(11,756.25)	Twilio Inc	Ebix, Inc.
4/12/2024		(10,405.22)	Cooperative Technologi	Ebix, Inc.
4/12/2024		(8,223.75)	3SixtyMissionCritical	Ebix, Inc.
4/12/2024		(7,500.00)	Reputation Capital Med	Ebix, Inc.
4/12/2024		(6,004.75)	Digital Media Innovati	Ebix, Inc.
4/12/2024		(5,000.00)	BenefitFront	Ebix, Inc.
4/12/2024		(4,298.44)	DATASYSTEM SOLUTIONS	Ebix, Inc.

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc
Main Document Page 26 of 78

Date	Check Number	Amount	Vendor	Entity
4/12/2024		(4,079.60)	DEBORAH GUIN	Ebix, Inc.
4/12/2024		(3,105.00)	David Dugdale	Ebix, Inc.
4/12/2024		(2,884.62)	Elizabeth Temple	Ebix, Inc.
4/12/2024		(2,295.00)	David S Briss	Ebix, Inc.
4/12/2024		(1,600.00)	Renee Cocchi	Ebix, Inc.
4/12/2024		(1,403.60)	Michelle Robertson	Ebix, Inc.
4/12/2024		(1,400.00)	Lalith Kumar K Solai	Ebix, Inc.
4/12/2024		(1,200.00)	Hope E Karnes Nicely	Ebix, Inc.
4/12/2024		(1,176.00)	Carolyn Donahoe	Ebix, Inc.
4/12/2024		(700.00)	Angeliki Vgontzas	Ebix, Inc.
4/12/2024		(680.00)	EMILY MEALER	Ebix, Inc.
4/12/2024		(650.00)	Travis Burke	Ebix, Inc.
4/12/2024		(600.00)	Jay M Brahmbhatt, MD	Ebix, Inc.
4/12/2024		(594.00)	JONATHAN J. BEITLER, M	Ebix, Inc.
4/12/2024		(576.00)	CATHERINE CREASMAN	Ebix, Inc.
4/12/2024		(544.00)	Amy I Hall	Ebix, Inc.
4/12/2024		(280.00)	Amy Klein Zimmerman	Ebix, Inc.
4/12/2024		(149.70)	Esker Inc	Ebix, Inc.
4/12/2024		(125.75)	Craftsman Printing Inc	Ebix, Inc.
4/12/2024		(102.50)	Kimberly Angeles Wake	Ebix, Inc.
4/12/2024		(100.00)	KUMAR G. BELANI	Ebix, Inc.
4/12/2024		(9,021.00)	ACI Gift Cards, LLC.	Ebix, Inc.
4/12/2024		(450.00)	Renan E Ribeiro	Ebix, Inc.
4/12/2024		(16,526.76)	Sun Life Canada	Ebix, Inc.
4/12/2024		(13,634.99)	Sun Life Canada	Ebix, Inc.
4/12/2024		(641.24)	Paycom Payroll	Ebix, Inc.
4/12/2024		(203,791.68)	Omni Agent Solutions	Ebix, Inc.
4/12/2024		(801.69)	Hyatt Hotels	Ebix, Inc.
4/12/2024		(249.98)	A J R, INC.	Ebix, Inc.
4/12/2024		(500.45)	Indeed	Ebix, Inc.
4/12/2024		(18.83)	Lyft	Ebix, Inc.
4/12/2024		(17.99)	Lyft	Ebix, Inc.
4/12/2024		(16.71)	Lyft	Ebix, Inc.
4/12/2024		(2,510.82)	Microsoft	Ebix, Inc.
4/12/2024		(144.96)	Sam's Club	Ebix, Inc.
4/12/2024		15.00	Southwest Airlines	Ebix, Inc.
4/12/2024		(4.99)	Web Network Solutions	Ebix, Inc.
4/12/2024		(6.58)	Jeannie Beauchamp	Ebix, Inc.
4/15/2024		(5,292.58)	UPS	Ebix, Inc.
4/15/2024		(13,447.89)	Paycom Payroll	Ebix, Inc.
4/15/2024		(4,750.00)	Hilco Real Estate Appraisal, LLC	Ebix, Inc.
4/15/2024		(19.99)	Amazon	Ebix, Inc.
4/15/2024		(59.08)	Amazon	Ebix, Inc.
4/15/2024		(40.48)	Amazon	Ebix, Inc.
4/15/2024		(0.99)	Apple	Ebix, Inc.
4/15/2024		(1,000.00)	Digicert	Ebix, Inc.
4/15/2024		(8.37)	GoDaddy.com	Ebix, Inc.
4/15/2024		(0.02)	GoDaddy.com	Ebix, Inc.
4/15/2024		(500.00)	Google	Ebix, Inc.
4/15/2024		(500.00)	Google	Ebix, Inc.
4/15/2024		(673.35)	Hyatt Hotels	Ebix, Inc.
4/15/2024		(134.67)	Hyatt Hotels	Ebix, Inc.
4/15/2024		(134.67)	Hyatt Hotels	Ebix, Inc.
4/15/2024		(712.23)	Hyatt Hotels	Ebix, Inc.
4/15/2024		(54.99)	Lyft	Ebix, Inc.
4/15/2024		(59.00)	Rewind Software	Ebix, Inc.
4/15/2024		(1.65)	Rewind Software	Ebix, Inc.

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc
Main Document Page 27 of 78

Date	Check Number	Amount	Vendor	Entity
4/15/2024		(42.99)	Web Network Solutions	Ebix, Inc.
4/15/2024		(796.39)	Zoom	Ebix, Inc.
4/15/2024		(300.00)	GANA 22 Anesthesia Services	Ebix, Inc.
4/15/2024		(600.00)	Sean Langnfeld	Ebix, Inc.
4/15/2024		(146.66)	Carl Atkins	Ebix, Inc.
4/15/2024		(547.50)	KENNETH W. HOOVER	Ebix, Inc.
4/15/2024		(87.45)	Chester Hsu	Ebix, Inc.
4/15/2024		(981.10)	TASC	Ebix, Inc.
4/15/2024		(430.46)	CANON FINANCIAL SERVICES, INC	Ebix, Inc.
4/15/2024		(229.56)	Laszlo Ledenyi	Ebix, Inc.
4/15/2024		(311.25)	OPTUM INSIGHT	Ebix, Inc.
4/15/2024		(113.46)	Melanie Rothberg	Ebix, Inc.
4/15/2024		(23.05)	UPS SUPPLY CHAIN SOLUTIONS	Ebix, Inc.
4/15/2024		(800.00)	ROY WONG, MD	Ebix, Inc.
4/16/2024		(6,547.80)	Citizen's Bank	Ebix, Inc.
4/16/2024		(1,751.50)	Elizabeth Smoots MD	Ebix, Inc.
4/16/2024		(43,573.62)	Paycom Payroll	Ebix, Inc.
4/16/2024		(2,576.09)	Paycom Payroll	Ebix, Inc.
4/16/2024		(369.41)	DOR ITS PAYMENTS	Ebix, Inc.
4/16/2024		(1,137,468.03)	Zinnia Distributor Solutions LLC	Ebix, Inc.
4/16/2024		(127.90)	Cintas Corporation	Ebix, Inc.
4/16/2024		(1,129.00)	DirectTV	Ebix, Inc.
4/16/2024		(2,503.14)	Microsoft	Ebix, Inc.
4/16/2024		(58.68)	Trello.com	Ebix, Inc.
4/16/2024		(300.00)	Kristen Meier	Ebix, Inc.
4/16/2024		(90.00)	TANG HO	Ebix, Inc.
4/16/2024		(500.00)	Richard J Saad	Ebix, Inc.
4/16/2024		(429.86)	Martha Ann Keels	Ebix, Inc.
4/16/2024		(252.98)	Tim Lawrence	Ebix, Inc.
4/16/2024		(266.72)	Daniel Autry	Ebix, Inc.
4/16/2024		(3,896.18)	AT&T MOBILITY	Ebix, Inc.
4/16/2024		(19.69)	Ann Freedman	Ebix, Inc.
4/16/2024		(880.00)	GIIssues Inc.	Ebix, Inc.
4/16/2024		(49.00)	Aleyamma Mathew	Ebix, Inc.
4/16/2024		(154.26)	Roy Rogers	Ebix, Inc.
4/16/2024		(59.49)	Joseph Sigala	Ebix, Inc.
4/16/2024		(705.58)	UPS SUPPLY CHAIN SOLUTIONS	Ebix, Inc.
4/17/2024		(1,000.00)	COMM OF MASS EFT	Ebix, Inc.
4/17/2024		(1,000.00)	NYS DTF CT	Ebix, Inc.
4/17/2024		(141.34)	AL-DEPT OF REV	Ebix, Inc.
4/17/2024		(13.35)	AL ONESPOT TAX	Ebix, Inc.
4/17/2024		(500.00)	Google	Ebix, Inc.
4/17/2024		(102.97)	Web Network Solutions	Ebix, Inc.
4/17/2024		(125.00)	Hannah X Chen	Ebix, Inc.
4/17/2024		(2,846.93)	COMPUTERSHARE INC	Ebix, Inc.
4/17/2024		(95.63)	Gregory McGann	Ebix, Inc.
4/18/2024		(69,002.07)	Paycom Payroll	Ebix, Inc.
4/18/2024		(50,000.00)	DLA Piper	Ebix, Inc.
4/18/2024		(574,000.00)	IRS	Ebix, Inc.
4/18/2024		(67,000.00)	NJ WEB PMT 02301	Ebix, Inc.
4/18/2024		(64.63)	ME BUREAU OF TAX	Ebix, Inc.
4/18/2024		(65.98)	Amazon	Ebix, Inc.
4/18/2024		(63.47)	Amazon	Ebix, Inc.
4/18/2024		(62.26)	Amazon	Ebix, Inc.
4/18/2024		(500.00)	Google	Ebix, Inc.
4/18/2024		(116.71)	Trello.com	Ebix, Inc.
4/18/2024		(42.99)	Web Network Solutions	Ebix, Inc.

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc
Main Document Page 28 of 78

Date	Check Number	Amount	Vendor	Entity
4/18/2024		(4,900.00)	Norman SCOTT LITOFSKY	Ebix, Inc.
4/18/2024		(402.07)	Phillip Baker	Ebix, Inc.
4/18/2024		(605.89)	Robert Hintze	Ebix, Inc.
4/18/2024		(147.90)	Joe Osdieck	Ebix, Inc.
4/18/2024		(242.93)	Kate Pierce	Ebix, Inc.
4/18/2024		(21.33)	Shera Sims	Ebix, Inc.
4/19/2024		(110.00)	INTEGRATED HEALTH	Ebix, Inc.
4/19/2024		(61,000.00)	USPS	Ebix, Inc.
4/19/2024		(48,733.16)	Amazon Web Services	Ebix, Inc.
4/19/2024		(24,967.09)	NRCME	Ebix, Inc.
4/19/2024		(16,813.04)	De Lage Landen	Ebix, Inc.
4/19/2024		(15,792.00)	Advantecs Group, Inc.	Ebix, Inc.
4/19/2024		(14,324.00)	Craftsman Printing Inc	Ebix, Inc.
4/19/2024		(6,000.00)	Cathy Wesler	Ebix, Inc.
4/19/2024		(4,221.98)	Park Place Technology	Ebix, Inc.
4/19/2024		(3,976.27)	DEBORAH GUIN	Ebix, Inc.
4/19/2024		(2,739.27)	CATHERINE CREASMAN	Ebix, Inc.
4/19/2024		(2,117.79)	Foreign Language Serv	Ebix, Inc.
4/19/2024		(1,285.20)	TeamSupport LLC	Ebix, Inc.
4/19/2024		(1,285.20)	Snap Print Inc	Ebix, Inc.
4/19/2024		(1,000.00)	Travis Burke	Ebix, Inc.
4/19/2024		(962.50)	Carolyn Donahoe	Ebix, Inc.
4/19/2024		(600.00)	Joshua Nazeer Omade'	Ebix, Inc.
4/19/2024		(600.00)	Wellness Bunny LLC	Ebix, Inc.
4/19/2024		(592.44)	Amy I Hall	Ebix, Inc.
4/19/2024		(378.00)	Insight Direct USA Inc	Ebix, Inc.
4/19/2024		(350.00)	Mineral Inc	Ebix, Inc.
4/19/2024		(40,000.00)	COMP OF MARYLAND	Ebix, Inc.
4/19/2024		(31,289.00)	NYS DTF SALES	Ebix, Inc.
4/19/2024		(22,358.18)	STATE COMPTRLR	Ebix, Inc.
4/19/2024		(15,000.00)	COMMWLTHOFPAPATH	Ebix, Inc.
4/19/2024		(3,144.96)	COMMWLTHOFPAPATH	Ebix, Inc.
4/19/2024		(864.57)	FLA DEPT REVENUE	Ebix, Inc.
4/19/2024		(39.47)	GoDaddy.com	Ebix, Inc.
4/19/2024		(0.08)	GoDaddy.com	Ebix, Inc.
4/19/2024		(363.12)	A J R, INC.	Ebix, Inc.
4/19/2024		(44.88)	The Home Depot	Ebix, Inc.
4/19/2024		(42.99)	Web Network Solutions	Ebix, Inc.
4/19/2024		(500.00)	George H Blakey III	Ebix, Inc.
4/19/2024		(365.71)	Barney Olsen	Ebix, Inc.
4/19/2024		(238.49)	John Edward Bayless	Ebix, Inc.
4/19/2024		(577.86)	Gary Kempler	Ebix, Inc.
4/22/2024		2,802.83	Paycom Payroll	Ebix, Inc.
4/22/2024		(1,370.53)	Federal Express	Ebix, Inc.
4/22/2024		(103.21)	UPS	Ebix, Inc.
4/22/2024		(3,200.01)	Optum Bank	Ebix, Inc.
4/22/2024		(796.65)	WI DEPT REVENUE	Ebix, Inc.
4/22/2024		(4,400.45)	Alila Napa Valley	Ebix, Inc.
4/22/2024		(51.61)	GoDaddy.com	Ebix, Inc.
4/22/2024		(24.16)	GoDaddy.com	Ebix, Inc.
4/22/2024		(0.10)	GoDaddy.com	Ebix, Inc.
4/22/2024		(0.05)	GoDaddy.com	Ebix, Inc.
4/22/2024		(948.68)	Freeman®	Ebix, Inc.
4/22/2024		(500.00)	Google	Ebix, Inc.
4/22/2024		(500.00)	Google	Ebix, Inc.
4/22/2024		(500.00)	Google	Ebix, Inc.
4/22/2024		(1,625.68)	Hyatt Hotels	Ebix, Inc.

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc
Main Document Page 29 of 78

Date	Check Number	Amount	Vendor	Entity
4/22/2024		(1,219.26)	Hyatt Hotels	Ebix, Inc.
4/22/2024		(80.99)	Lyft	Ebix, Inc.
4/22/2024		(2,507.22)	Microsoft	Ebix, Inc.
4/22/2024		(105.08)	Sam's Club	Ebix, Inc.
4/22/2024		(196.56)	The Home Depot	Ebix, Inc.
4/22/2024		(80.98)	Web Network Solutions	Ebix, Inc.
4/22/2024		(4,800.00)	RAMINDER NIRULA, MD, FACS	Ebix, Inc.
4/22/2024		(341.35)	Samuel Wu	Ebix, Inc.
4/22/2024		(519.75)	Robert Caldwell	Ebix, Inc.
4/22/2024		(88.02)	Wai-Yin Chan	Ebix, Inc.
4/22/2024		(440.63)	John Delorme	Ebix, Inc.
4/22/2024		(600.00)	Cinthia Elkins	Ebix, Inc.
4/22/2024		(150.00)	Craig M Garver	Ebix, Inc.
4/22/2024		(1,500.00)	KARL J. KREDER, MD	Ebix, Inc.
4/22/2024		(45.95)	Megan Lenahan	Ebix, Inc.
4/22/2024		(150.00)	MARC WINKELMAN	Ebix, Inc.
4/22/2024		(1,018.00)	American Dental Association	Ebix, Inc.
4/23/2024		(63,470.63)	Paycom Payroll	Ebix, Inc.
4/23/2024		(2,767.70)	Paycom Payroll	Ebix, Inc.
4/23/2024		(250.00)	Paycom Payroll	Ebix, Inc.
4/23/2024		(4,506.43)	AZ DEPT OF REV	Ebix, Inc.
4/23/2024		(3,885.27)	SC DEPT REVENUE	Ebix, Inc.
4/23/2024		(1,692.56)	NJ S&U WEB PMT	Ebix, Inc.
4/23/2024		(1,279.00)	IL DEPT OF REVEN	Ebix, Inc.
4/23/2024		(1,195.13)	MI Business Tax	Ebix, Inc.
4/23/2024		(1,170.00)	DENVERGOV.ORG	Ebix, Inc.
4/23/2024		(1,116.00)	MN DEPT OF REVEN	Ebix, Inc.
4/23/2024		(538.25)	VA DEPT TAXATION	Ebix, Inc.
4/23/2024		(214.00)	STATE OF LOUISIA	Ebix, Inc.
4/23/2024		(60.46)	Amazon	Ebix, Inc.
4/23/2024		(21.18)	Amazon	Ebix, Inc.
4/23/2024		(40.48)	Amazon	Ebix, Inc.
4/23/2024		(64.65)	Amazon	Ebix, Inc.
4/23/2024		(127.90)	Cintas Corporation	Ebix, Inc.
4/23/2024		(69.04)	GoDaddy.com	Ebix, Inc.
4/23/2024		(0.14)	GoDaddy.com	Ebix, Inc.
4/23/2024		(1,625.68)	Hyatt Hotels	Ebix, Inc.
4/23/2024		(500.04)	Indeed	Ebix, Inc.
4/23/2024		(1,000.00)	JOHN KOUTRAS	Ebix, Inc.
4/23/2024		(232.51)	Haleh Shaheedy	Ebix, Inc.
4/23/2024		(1,000.00)	Shahed Toossi	Ebix, Inc.
4/23/2024		(490.34)	Gregory Psaltis	Ebix, Inc.
4/23/2024		(800.00)	Marshall S Baker	Ebix, Inc.
4/23/2024		(1,006.97)	FULTON COUNTY FINANCE DEPT	Ebix, Inc.
4/23/2024		(1,430.00)	RENEE ZEMANSKI	Ebix, Inc.
4/24/2024		250.00	Paycom Payroll	Ebix, Inc.
4/24/2024		(48,657.81)	Paycom Payroll	Ebix, Inc.
4/24/2024		(294.66)	Paycom Payroll	Ebix, Inc.
4/24/2024		(7,608.00)	TN STATE REVENUE	Ebix, Inc.
4/24/2024		(948.41)	WVTREASURY	Ebix, Inc.
4/24/2024		(650.87)	NC DEPT REVENUE	Ebix, Inc.
4/24/2024		(12.00)	CO DEPT REVENUE	Ebix, Inc.
4/24/2024		(1,423,535.18)	Zinnia Distributor Solutions LLC	Ebix, Inc.
4/24/2024		(817.20)	Delta Airlines	Ebix, Inc.
4/24/2024		(817.20)	Delta Airlines	Ebix, Inc.
4/24/2024		(500.00)	Google	Ebix, Inc.
4/24/2024		(1,780.10)	Hotels.com	Ebix, Inc.

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc
Main Document Page 30 of 78

Date	Check Number	Amount	Vendor	Entity
4/24/2024		(162.30)	PayPall	Ebix, Inc.
4/24/2024		(166.22)	Stericycle Inc.	Ebix, Inc.
4/24/2024		(636.90)	IRON MOUNTAIN CANADA OPERATION ULC	Ebix, Inc.
4/24/2024		(100.00)	Thomas E Knight	Ebix, Inc.
4/24/2024		(810.50)	EMPLOYEE POOLING	Ebix, Inc.
4/24/2024		(192.40)	Jon Shusterman	Ebix, Inc.
4/24/2024		(384.27)	UPS SUPPLY CHAIN SOLUTIONS	Ebix, Inc.
4/25/2024		(763,943.45)	Paycom Payroll	Ebix, Inc.
4/25/2024		(1,047.88)	The Guardian	Ebix, Inc.
4/25/2024		(19.99)	Amazon	Ebix, Inc.
4/25/2024		(45.05)	Amazon	Ebix, Inc.
4/25/2024		(33.60)	Amazon	Ebix, Inc.
4/25/2024		(1,643.82)	Dell	Ebix, Inc.
4/25/2024		(73.99)	Lyft	Ebix, Inc.
4/25/2024		(17.99)	Lyft	Ebix, Inc.
4/25/2024		(16.86)	Lyft	Ebix, Inc.
4/25/2024		(199.00)	Shogun	Ebix, Inc.
4/25/2024		(599.42)	United Airlines	Ebix, Inc.
4/25/2024		(47.98)	Web Network Solutions	Ebix, Inc.
4/25/2024		(316.19)	John Bozic	Ebix, Inc.
4/25/2024		(314.59)	Jonathan Gidan	Ebix, Inc.
4/25/2024		(29,848.00)	NUMBERSONLY INC	Ebix, Inc.
4/26/2024		(15,909.09)	Lockton	Ebix, Inc.
4/26/2024		(9,285.41)	Craftsman Printing Inc	Ebix, Inc.
4/26/2024		(8,407.76)	FLEX DIGITAL	Ebix, Inc.
4/26/2024		(5,569.48)	MMS Inc d/b/a Medical	Ebix, Inc.
4/26/2024		(4,400.00)	Verimed Healthcare Net	Ebix, Inc.
4/26/2024		(3,678.40)	St. Moritz Security Se	Ebix, Inc.
4/26/2024		(3,200.00)	Renee Cocchi	Ebix, Inc.
4/26/2024		(2,500.00)	Prentiss Taylor	Ebix, Inc.
4/26/2024		(1,163.76)	Guardian Concentration	Ebix, Inc.
4/26/2024		(1,100.00)	Travis Burke	Ebix, Inc.
4/26/2024		(975.69)	Amy I Hall	Ebix, Inc.
4/26/2024		(859.77)	University of Pittsbur	Ebix, Inc.
4/26/2024		(760.00)	EMILY MEALER	Ebix, Inc.
4/26/2024		(642.90)	New Relic Inc	Ebix, Inc.
4/26/2024		(500.00)	Marica Borovich-Law	Ebix, Inc.
4/26/2024		(416.25)	Merriam dba World Clas	Ebix, Inc.
4/26/2024		(300.00)	William Jonathan Fillm	Ebix, Inc.
4/26/2024		(200.00)	Thomas Hamilton	Ebix, Inc.
4/26/2024		(138.04)	Esker Inc	Ebix, Inc.
4/26/2024		(13,493.75)	Shardul Amarchand Mangaldas Co.	Ebix, Inc.
4/26/2024		(3,880.00)	ACI Gift Cards, LLC.	Ebix, Inc.
4/26/2024		(3,000.00)	Gagan Garg	Ebix, Inc.
4/26/2024		(2,000.00)	Amit Kumar Chouksey	Ebix, Inc.
4/26/2024		(703.08)	Sun Life Health	Ebix, Inc.
4/26/2024		(990,007.38)	Mayer Brown LLP	Ebix, Inc.
4/26/2024		(397,127.41)	FTI Consulting Inc	Ebix, Inc.
4/26/2024		(66.24)	Amazon	Ebix, Inc.
4/26/2024		(500.00)	Google	Ebix, Inc.
4/26/2024		(134.67)	Hyatt Hotels	Ebix, Inc.
4/26/2024		(134.67)	Hyatt Hotels	Ebix, Inc.
4/26/2024		(221.43)	A J R, INC.	Ebix, Inc.
4/26/2024		(17.70)	Lyft	Ebix, Inc.
4/26/2024		(7.85)	Laura Miner	Ebix, Inc.
4/26/2024		(375.00)	Sarah Vick	Ebix, Inc.
4/26/2024		(261.90)	EZOT, INC	Ebix, Inc.

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc
Main Document Page 31 of 78

Date	Check Number	Amount	Vendor	Entity
4/26/2024		(600.46)	UPS SUPPLY CHAIN SOLUTIONS	Ebix, Inc.
4/26/2024		(588.73)	Brooke Wood	Ebix, Inc.
4/29/2024		(95.57)	UPS	Ebix, Inc.
4/29/2024		(295.13)	Federal Express	Ebix, Inc.
4/29/2024		(980.94)	Waste Management	Ebix, Inc.
4/29/2024		(641.23)	Paycom Payroll	Ebix, Inc.
4/29/2024		(49,630.55)	Anthem	Ebix, Inc.
4/29/2024		(133.08)	Amazon	Ebix, Inc.
4/29/2024		(57.57)	Amazon	Ebix, Inc.
4/29/2024		(57.57)	Amazon	Ebix, Inc.
4/29/2024		(79.67)	Amazon	Ebix, Inc.
4/29/2024		(500.00)	Google	Ebix, Inc.
4/29/2024		(673.35)	Hyatt Hotels	Ebix, Inc.
4/29/2024		(10.76)	Lyft	Ebix, Inc.
4/29/2024		(10.99)	Lyft	Ebix, Inc.
4/29/2024		(10.99)	Lyft	Ebix, Inc.
4/29/2024		(18.66)	Lyft	Ebix, Inc.
4/29/2024		(19.89)	Lyft	Ebix, Inc.
4/29/2024		(19.90)	Lyft	Ebix, Inc.
4/29/2024		(23.99)	Lyft	Ebix, Inc.
4/29/2024		(32.96)	Lyft	Ebix, Inc.
4/29/2024		(35.99)	Lyft	Ebix, Inc.
4/29/2024		(36.87)	Lyft	Ebix, Inc.
4/29/2024		(41.83)	Lyft	Ebix, Inc.
4/29/2024		(48.61)	Lyft	Ebix, Inc.
4/29/2024		(2,512.48)	Microsoft	Ebix, Inc.
4/29/2024		37.88	Microsoft	Ebix, Inc.
4/29/2024		(42.99)	Web Network Solutions	Ebix, Inc.
4/29/2024		(1,000.00)	Steven Roser	Ebix, Inc.
4/30/2024		(250.00)	Marica Borovich-Law	Ebix, Inc.
4/30/2024		(3,625.00)	Thomas Metkus	Ebix, Inc.
4/30/2024		(10,000.00)	UC REGENTS- SAN FRAN	Ebix, Inc.
4/30/2024		(12,000.00)	USPS	Ebix, Inc.
4/30/2024		(3,383.97)	Paycom Payroll	Ebix, Inc.
4/30/2024		(500.00)	US Trustee	Ebix, Inc.
4/30/2024		(252,250.00)	US Trustee	Ebix, Inc.
4/30/2024		(139.62)	KSDEPTOFREVENUE	Ebix, Inc.
4/30/2024		(267.02)	NEVADA TAX	Ebix, Inc.
4/30/2024		(1,642.25)	8013OHIO-TAXOSUT	Ebix, Inc.
4/30/2024		(2,041,596.75)	Zinnia Distributor Solutions LLC	Ebix, Inc.
4/30/2024		(127.90)	Cintas Corporation	Ebix, Inc.
4/30/2024		(504.20)	Delta Airlines	Ebix, Inc.
4/30/2024		(612.20)	Delta Airlines	Ebix, Inc.
4/30/2024		(817.20)	Delta Airlines	Ebix, Inc.
4/30/2024		(500.00)	Google	Ebix, Inc.
4/30/2024		(4,548.56)	Hubspot Inc.	Ebix, Inc.
4/30/2024		(10.99)	Lyft	Ebix, Inc.
4/30/2024		(16.99)	Lyft	Ebix, Inc.
4/30/2024		(28.70)	Lyft	Ebix, Inc.
4/30/2024		(39.99)	Lyft	Ebix, Inc.
4/30/2024		(39.99)	Lyft	Ebix, Inc.
4/30/2024		(24.00)	OmniOne	Ebix, Inc.
4/30/2024		(251.94)	Web Network Solutions	Ebix, Inc.
4/30/2024		(5.00)	TD Bank	Ebix, Inc.
4/30/2024		(46.18)	Don Cheatham	Ebix, Inc.
4/30/2024		(135.77)	F Joseph Dermody	Ebix, Inc.
4/30/2024		(58.48)	Frooz Fatoorachi-Korsand	Ebix, Inc.

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc Main Document    Page 32 of 78 Date Check Number Amount Vendor Entity 4/30/2024 (778.45) Ronald Jurgensen Ebix, Inc. 4/30/2024 (144.22) Adel Tawadros Ebix, Inc. 4/30/2024 (1,592.56) PNC Bank Ebix, Inc. $ (14,484,398.09) Ebix, Inc. Subtotal $ (14,484,398.09) Grand Total

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc Main Document    Page 33 of 78 MOR-6 In re: EBIX, INC., et al. Lead Case No: 23-80004 Description of the assets sold or transferred and the terms of the sale or transfer Reporting Period: April 1—April 30, 2024 The NA L&A Assets constitutes the operations of the Debtors’ (i) end-to-end life and annuity exchanges business operating in North America, and (ii) software development and business process outsourcing support services in respect of the foregoing, in each case, as delivered to customers through the following software: TPP/PSS, iHub, EbixHUB, AnnuityNet, LifeSpeed, Winflex, VitalSales Suites, Vertex Product Suite, Vertex-VitalXML, EbixCRM/Smartoffice, Superhighway, Ebix Analytics, Annuity Maintenance Platform, Annuity Case Management, DeliveryNow, Reinsurance Portal, Claims Processor, GeniEbix/Digital Assistants, and Producer Support System (PSS).

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc Main Document Page 34 of 78

Corporate Business Account Statement

PNC BANK

Page 1 of 2
Account Number: xx-xxxx-2144

For the period 04/01/2024 to 04/30/2024

Number of enclosures: 0
Tax ID Number: 77-0021975

EBIX INC. #23-80004
DEBTOR IN POSSESSION
1 EBIX WAY
JOHNS CREEK GA 30097-5801

For Client Services:
Call 1-800-669-1518

Visit us at PNC.com/treasury

Write to: Treas Mgmt Client Care
One Financial Parkway
Locator Z1-Yb42-03-1
Kalamazoo MI 49009

Account Summary Information

Balance Summary

Beginning balance	Deposits and other credits	Checks and other debits	Ending balance
85,498.18	238,567.64	101,647.72	222,418.10

Deposits and Other Credits Description	Items	Amount	Checks and Other Debits Description	Items	Amount
Deposits	0	.00	Checks	115	100,055.16
National Lockbox	0	.00	Returned Items	0	.00
ACH Credits	0	.00	ACH Debits	0	.00
Funds Transfers In	1	233,667.64	Funds Transfers Out	0	.00
Trade Services	0	.00	Trade Services	0	.00
Investments	0	.00	Investments	0	.00
Zero Balance Transfers	0	.00	Zero Balance Transfers	0	.00
Adjustments	0	.00	Adjustments	0	.00
Other Credits	1	4,900.00	Other Debits	1	1,592.56
Total	2	238,567.64	Total	116	101,647.72

Ledger Balance

Date	Ledger balance	Date	Ledger balance	Date	Ledger balance
04/01	79,953.09	04/12	60,900.42	04/23	260,610.55
04/02	76,934.45	04/15	56,329.93	04/24	258,486.48
04/03	74,520.47	04/16	48,726.17	04/25	228,007.70
04/04	73,520.47	04/17	279,326.25	04/26	226,173.76
04/08	66,541.97	04/18	273,006.13	04/29	225,173.76
04/09	63,241.97	04/19	276,224.07	04/30	222,418.10
04/11	60,907.00	04/22	266,570.37		

Deposits and Other Credits

Funds Transfer In

1 transaction for a total of $233,667.64

Date posted	Amount	Transaction description	Reference number
04/17	233,667.64	Domestic Incoming Wire 244Hk4935Aup7Bw1	W244HK4935AUP7BW1

Other Credits

1 transaction for a total of $4,900.00

Date posted	Amount	Transaction description	Reference number
04/19	4,900.00	Refer To Maker Of Ck Return Ck 000000000014560 Value Date 04-18-24	011561378

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc Main Document Page 35 of 78

Corporate Business Account Statement

EBIX INC. #23-80004
DEBTOR IN POSSESSION

For the period 04/01/2024 to 04/30/2024
Account number: xx-xxxx-2144
Page 2 of 2

Checks and Other Debits

Checks and Substitute Checks

115 transactions for a total of $100,055.16

Date posted	Check number	Amount	Reference number	Date posted	Check number	Amount	Reference number	Date posted	Check number	Amount	Reference number
04/01	Sum. 13	5,545.09	Summary	04/12	Sum. 1	6.58	Summary	04/23	Sum. 7	5,959.82	Summary
04/02	Sum. 8	3,018.64	Summary	04/15	Sum. 12	4,570.49	Summary	04/24	Sum. 5	2,124.07	Summary
04/03	Sum. 3	2,413.98	Summary	04/16	Sum. 13	7,603.76	Summary	04/25	Sum. 3	30,478.78	Summary
04/04	Sum. 1	1,000.00	Summary	04/17	Sum. 3	3,067.56	Summary	04/26	Sum. 5	1,833.94	Summary
04/08	Sum. 8	6,978.50	Summary	04/18	Sum. 6	6,320.12	Summary	04/29	Sum. 1	1,000.00	Summary
04/09	Sum. 2	3,300.00	Summary	04/19	Sum. 4	1,682.06	Summary	04/30	Sum. 5	1,163.10	Summary
04/11	Sum. 4	2,334.97	Summary	04/22	Sum. 11	9,653.70	Summary				

Other Debits

1 transaction for a total of $1,592.56

Date posted	Amount	Transaction description	Reference number
04/30	1,592.56	Corporate Account Analysis Charge	0000000000000031908

Check and Substitute Check Summary

* Gap in check sequence

Check number		Amount	Date paid	Reference number	Check number		Amount	Date paid	Reference number	Check number		Amount	Date paid	Reference number
14260	*	387.99	04/01	011438460	14636		600.00	04/08	014846663	14696	*	19.69	04/16	009967610
14357	*	500.00	04/08	015740447	14637		600.00	04/08	015523936	14698	*	150.00	04/22	013474587
14378	*	1,000.00	04/29	016937723	14638		185.16	04/01	011517823	14699		314.59	04/25	015279252
14397	*	1,660.63	04/11	017615844	14639		200.00	04/02	012167380	14703	*	605.89	04/18	011413076
14406	*	500.00	04/19	012059221	14640		250.00	04/02	012278231	14707	*	778.45	04/30	018034462
14486	*	470.00	04/01	010342620	14641		166.94	04/01	010563627	14708		577.86	04/19	011852586
14495	*	300.00	04/16	009505630	14642		600.00	04/01	011509337	14709		880.00	04/16	009700293
14532	*	1,000.00	04/01	010305733	14643		2,640.00	04/09	016239247	14710		1,500.00	04/22	013485407
14560	*	4,900.00	04/18	011561378	14644		114.40	04/02	012275950	14712	*	229.56	04/15	019877060
14569	*	1,000.00	04/01	010957869	14646	*	146.66	04/15	019324930	14713		45.95	04/22	078720604
14571	*	150.00	04/02	012179125	14647		6.58	04/12	018711667	14715	*	49.00	04/16	009758810
14573	*	90.00	04/16	010164768	14648		316.19	04/25	081806801	14716		95.63	04/17	085307076
14589	*	1,123.50	04/08	015174071	14651	*	271.90	04/11	017696953	14717		7.85	04/26	015951194
14594	*	660.00	04/08	015637251	14652		547.50	04/15	019131973	14719	*	29,848.00	04/25	015457786
14597	*	600.00	04/01	011523724	14653		87.45	04/15	009133069	14721	*	311.25	04/15	019747068
14604	*	500.00	04/16	009488885	14656	*	429.86	04/16	009756219	14723	*	147.90	04/18	011478662
14609	*	660.00	04/09	016239248	14657		252.98	04/16	009991198	14727	*	242.93	04/18	011552337
14611	*	1,559.00	04/03	012922103	14659	*	4,800.00	04/22	012738795	14729	*	490.34	04/23	014337055
14612		375.00	04/02	082331550	14660		365.71	04/19	011803226	14730		154.26	04/16	010098050
14613		475.00	04/01	010454105	14662	*	240.49	04/11	018248518	14732	*	113.46	04/15	019697641
14614		100.00	04/01	010454106	14663		232.51	04/23	013975286	14734	*	192.40	04/24	014794673
14615		300.00	04/01	010617897	14666	*	981.10	04/15	009256854	14735		59.49	04/16	009488900
14616		300.00	04/15	019605524	14667		1,000.00	04/23	014335029	14736		21.33	04/18	011431262
14617		2,120.00	04/08	015060977	14668		341.35	04/22	013313651	14743	*	144.22	04/30	018556960
14618		704.98	04/03	012531711	14671	*	266.72	04/16	009783842	14744		705.58	04/16	009476966
14620	*	60.00	04/01	011511243	14672		402.07	04/18	010936721	14745		23.05	04/15	019145255
14621		679.24	04/02	012174641	14674	*	238.49	04/19	012125391	14746		375.00	04/26	016427983
14622		1,000.00	04/04	013297120	14677	*	519.75	04/22	012534268	14748	*	150.00	04/22	088528202
14623		250.00	04/02	012413125	14678		430.46	04/15	019320095	14749		800.00	04/15	019609393
14624		161.95	04/11	017732224	14681	*	88.02	04/22	012577352	14752	*	1,018.00	04/22	013219616
14625		636.90	04/24	015003635	14682		125.00	04/17	010588632	14753		800.00	04/23	013988046
14626		100.00	04/24	014932506	14683		46.18	04/30	018347625	14754		1,006.97	04/23	014203252
14627		1,000.00	04/23	014136371	14684		3,896.18	04/16	009662825	14763	*	384.27	04/24	014497949
14628		600.00	04/15	019285366	14685		2,846.93	04/17	010309760	14764		1,430.00	04/23	014179501
14629		200.00	04/01	010453698	14686		440.63	04/22	012963972	14768	*	261.90	04/26	016001802
14630		375.00	04/08	015091898	14688	*	135.77	04/30	018430811	14774	*	600.46	04/26	015951091
14632	*	1,000.00	04/08	015651901	14691	*	600.00	04/22	012494403	14775		588.73	04/26	016321130
14634	*	1,000.00	04/02	011667744	14692		810.50	04/24	014888644					
14635		150.00	04/03	012905448	14693		58.48	04/30	018684246					

Member FDIC Equal Housing Lender

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc
Main Document Page 36 of 78

Citizens™

US747 | BR558
ROP 450
P.O. Box 7000
Providence, RI 02940

Commercial Account Statement

Page 1 of 29

Beginning April 01, 2024
through April 30, 2024

Questions? Contact us today:

EBIX INC
DEBTOR IN POSSESSION CASE 23-80004
CONTROL ACCOUNT
1 EBIX WAY
JOHNS CREEK GA 30097-5801

CALL:
Commercial Account Customer Service
1-800-862-6200

VISIT:
Access your account online:
citizensbank.com

MAIL:
Citizens
Customer Service Center
P.O. Box 42001
Providence, RI 02940-2001

Your new Citizens Debit Mastercard® is accepted at over 14 million locations in the US, including Costco, restaurants, hotels, and gas stations. Plus, it can be used to automatically pay monthly bills and subscriptions. Purchases at some locations may require a PIN.

Mastercard is a registered trademark, and the circles design is a trademark of Mastercard International Incorporated.

EBIX INC
DEBTOR IN POSSESSION CASE 23-80004
CONTROL ACCOUNT
Business Checking w/Interest
XXXXXX-270-5

Business Checking w/Interest for XXXXXX-270-5

Balance Calculation		
Previous Balance		12,462,710.51
Checks	-	.00
Debits	-	16,501,680.62
Deposits & Credit	+	13,317,087.32
Interest Paid	+	.00
Current Balance	=	9,278,117.21

Balance	
Average Daily Balance	11,802,310.85
Interest	
Current Interest Rate	.00%
Annual Percentage Yield Earned	.00%
Number of Days Interest Earned	30
Interest Earned	.00
Interest Paid This Year	6,492.46

You can waive the monthly maintenance fee of $17.99 by maintaining an average daily balance in your account of $15,000 .

Your average daily balance* used to qualify this statement period is: $11,919,689

Your next statement period will end on May 31, 2024.

*The Average Daily Balance used to calculate interest on your account may differ from the average daily balance used to determine if your monthly maintenance fee is waived due to minor differences in how we calculate these amounts.

Please See Additional Information on Next Page

Member FDIC Equal Housing Lender

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc Main Document Page 37 of 78 Page 2 of 29 Business Checking w/lnterest for XXXXXX-270-5 Continued TRANSACTION DETAILS FOR COMMERCIAL CHECKING ACCOUNT ENDING 270-5 Debits** Previous Balance **May include checks that have been processed electronically by the payee/merchant. 12,462,71 0.51 Date Amount Description Total Debits A TM!Purchases 16,501,680.62 04/01 992.07 8643 DBT PURCHASE- 000 Staples Inc staples.co m MA 04/01 990.80 8643 DBT PURCHASE- 362495 COCA COLA UNIT BIRMINGHAM AL 04/01 17.99 7062 DBT PURCHASE- OZHX6T LYFT *RIDE T SAN FRANCI SCOCA 04/01 411.00 8643 DBT PURCHASE- 340041 EXTRA SPACE 07 DULUTH GA 04/01 316.50 8643 DBT PURCHASE- 340041 EXTRA SPACE 07 DULUTH GA 04/01 15.76 8643 DBT PURCHASE- 292837 DNH*GODADDY.CO TEMPE AZ 04/01 88.96 8643 DBT PURCHASE- 999999 LOWES #00710* SUWANEE GA 04/01 103.39 8643 DBT PURCHASE- APGEHD DO *BB.QCHICKE SAN FRANCI SCOCA 04/01 2,995.00 8643 DBT PURCHASE- 000000 AMER ACAD OFF LEAWOOD KS 04/01 500.00 8643 DBT PURCHASE- 999999 GOOGLE *ADS603 650-253-00 OOCA 04/01 500.00 8643 DBT PURCHASE- 999999 GOOGLE *ADS349 650-253-00 OOCA 04/01 2,224.00 8643 DBT PURCHASE- 999999 SQ *CSA SERVIC Duluth GA 04/01 2,505.31 8643 DBT PURCHASE- 999999 MICROSOFT*Ads —Las Vegas NV 04/01 16.85 7062 DBT PURCHASE- OZHX6T LYFT *RIDES SAN FRANCI SCOCA 04/01 .03 FOREIGN CURRENCY FEE- 292837 DNH*GODADDY.CO TEMPE AZ 04/03 15.94 7062 DBT PURCHASE- OZHX6T LYFT *RIDE T SAN FRANCI SCOCA 04/03 127.90 8643 DBT PURCHASE- 847305 CINTAS CORP MASON OH 04/03 90.00 8643 DBT PURCHASE- 8610 RUSTICI SOFTWA FRANKLIN TN 04/03 17.71 7062 DBT PURCHASE- OZHX6T LYFT *RIDE T SAN FRANCI SCOCA 04/03 80.05 8643 DBT PURCHASE- 999999 Google CLOUD 4 Mountain V iewCA 04/03 2,505.10 8643 DBT PURCHASE- 999999 MICROSOFT*Ads —Las Vegas NV 04/03 322.95 8643 DBT PURCHASE- 999999 Indeed 9062248 Austin TX 04/03 19.98 8643 POS DEBIT- 000001 AMAZON.COM*I67 SEATTLE WA 04/03 434.23 8643 POS DEBIT- 004 IN AJR PA MARIETTA GA 04/03 26.86 8643 POS DEBIT- 000001 AMAZON.COM*UE4 SEATTLE WA 04/03 61.52 8643 POS DEBIT- 000001 AMAZON.COM*728 SEATTLE WA 04/03 40.48 8643 POS DEBIT- 000001 AMAZON.COM*459 SEATTLE WA 04/03 19.98 8643 POS DEBIT- 000001 AMAZON.COM*818 SEATTLE WA 04/04 1,812.00 7062 DBT PURCHASE- 000000 FAIRMONT COPLE BOSTON MA 04/04 1,812.00 7062 DBT PURCHASE- 000000 FAIRMONT COPLE BOSTON MA t’lease See Adamona1 mrorma11on on Next Page Member FDIC G:r Equal Housing Lender

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc
Main Document Page 38 of 78

Citizens™

Page 3 of 29

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **
***May include checks that have been processed electronically by the payee/merchant.*

Date	Amount	Description
ATM/Purchases (Continued)		
04/04	907.00	8643 DBT PURCHASE - 999999 Google ADS6035 Mountain V iewCA
04/04	15.86	7062 DBT PURCHASE - OZHX6T LYFT *RIDE W SAN FRANCI SCOCA
04/04	418.89	8643 DBT PURCHASE - 999999 Google ADS5736 Mountain V iewCA
04/04	42.99	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
04/04	194.15	8643 DBT PURCHASE - 292837 DNH*GODADDY.CO TEMPE AZ
04/04	273.40	8643 DBT PURCHASE - 999999 APR*APPRIVER 850-932-53 38 FL
04/04	18.95	8643 DBT PURCHASE - 1400 CLOUD COVER MU EL SEGUNDO CA
04/04	18.95	8643 DBT PURCHASE - 1400 CLOUD COVER MU EL SEGUNDO CA
04/04	16.99	7062 DBT PURCHASE - OZHX6T LYFT *RIDE W SAN FRANCI SCOCA
04/04	628.64	8643 POS DEBIT - 000000 AMAZON.COM*6W3 SEATTLE WA
04/04	60.47	8643 POS DEBIT - 000001 AMAZON.COM*XD1 SEATTLE WA
04/04	79.98	8643 POS DEBIT - 000001 AMAZON.COM*AT8 SEATTLE WA
04/04	.39	FOREIGN CURRENCY FEE - 292837 DNH*GODADDY.CO TEMPE AZ
04/05	12.84	7062 DBT PURCHASE - OZHX6T LYFT *RIDE T SAN FRANCI SCOCA
04/05	173.96	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
04/05	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS603 650-253-00 00 CA
04/05	15.76	8643 DBT PURCHASE - 292837 DNH*GODADDY.CO TEMPE AZ
04/05	35.00	8643 DBT PURCHASE - 3LYQJF SINCH MAILGUN SAN ANTONI O TX
04/05	.03	FOREIGN CURRENCY FEE - 292837 DNH*GODADDY.CO TEMPE AZ
04/08	2,029.50	8643 DBT PURCHASE - 999999 VONAGE *PRICE+ 866-243-43 57 NJ
04/08	533.60	8643 DBT PURCHASE - 340041 EXTRA SPACE 07 DULUTH GA
04/08	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS603 650-253-00 00 CA
04/08	13.01	8643 DBT PURCHASE - 292837 DNH*GODADDY.CO TEMPE AZ
04/08	42.99	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
04/08	42.99	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
04/08	2,507.54	8643 POS DEBIT - 008444 MICROSOFT*ADS- MSBILL.INF O NV
04/08	53.59	8643 POS DEBIT - 000001 AMAZON.COM*B57 SEATTLE WA
04/08	59.99	8643 POS DEBIT - 000001 AMAZON.COM*532 SEATTLE WA
04/08	19.99	8643 POS DEBIT - 000001 AMAZON.COM*X14 SEATTLE WA

Please See Additional Information on Next Page

Member FDIC Equal Housing Lender

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc Main Document Page 39 of 78
Page 4 of 29

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **
***May include checks that have been processed electronically by the payee/merchant.*

Date	Amount	Description
ATM/Purchases (Continued)		
04/08	80.97	8643 POS DEBIT - 000001 AMAZON.COM*JO2 SEATTLE WA
04/08	59.99	8643 POS DEBIT - 000001 AMAZON.COM*EL3 SEATTLE WA
04/08	81.41	8643 POS DEBIT - 000001 AMAZON.COM*UB8 SEATTLE WA
04/08	.03	FOREIGN CURRENCY FEE - 292837 DNH*GODADDY.CO TEMPE AZ
04/09	127.90	8643 DBT PURCHASE - 847305 CINTAS CORP MASON OH
04/09	42.99	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
04/09	49.99	8643 DBT PURCHASE - 000000 PAYPAL *PEASIS 4029357733 CA
04/09	375.00	8643 DBT PURCHASE - HWCPWL KLAVIYO INC. S BOSTON MA
04/09	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS603 650-253-00 00 CA
04/09	720.00	8643 DBT PURCHASE - MBEBNN TRELLO.COM* AT NEW YORK NY
04/09	13.01	8643 DBT PURCHASE - 292837 DNH*GODADDY.CO TEMPE AZ
04/09	842.20	7062 DBT PURCHASE - 999999 DELTA DELTA.COM CA
04/09	842.20	7062 DBT PURCHASE - 999999 DELTA DELTA.COM CA
04/09	2,998.80	8643 DBT PURCHASE - VHU3DN ASANA.COM SAN FRANCI SCOCA
04/09	86.29	8643 POS DEBIT - 000001 AMAZON.COM*ES3 SEATTLE WA
04/09	66.76	8643 POS DEBIT - 000001 AMAZON.COM*5R9 SEATTLE WA
04/09	40.48	8643 POS DEBIT - 000001 AMAZON.COM*9T6 SEATTLE WA
04/09	19.99	8643 POS DEBIT - 000001 AMAZON.COM*2G3 SEATTLE WA
04/09	.03	FOREIGN CURRENCY FEE - 292837 DNH*GODADDY.CO TEMPE AZ
04/10	173.95	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
04/10	27.82	8643 DBT PURCHASE - 292837 DNH*GODADDY.CO TEMPE AZ
04/10	15.84	7062 DBT PURCHASE - OZHX6T LYFT *RIDE T SAN FRANCI SCOCA
04/10	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS603 650-253-00 00 CA
04/10	18.95	8643 DBT PURCHASE - 1400 CLOUD COVER MU EL SEGUNDO CA
04/10	166.27	8643 POS DEBIT - 008444 MICROSOFT*ADS- MSBILL.INF O NV
04/10	38.61	8643 POS DEBIT - 000001 AMAZON.COM*T73 SEATTLE WA
04/10	21.18	8643 POS DEBIT - 000001 AMAZON.COM*EI9 SEATTLE WA
04/10	.06	FOREIGN CURRENCY FEE - 292837 DNH*GODADDY.CO TEMPE AZ
04/11	286.00	8643 DBT PURCHASE - 340041 EXTRA SPACE 07 DULUTH GA
04/11	17.86	7062 DBT PURCHASE - OZHX6T LYFT *RIDE T SAN FRANCI SCOCA
04/11	37.99	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL

Please See Additional Information on Next Page

Member FDIC Equal Housing Lender

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc
Main Document Page 40 of 78

Citizens™

Page 5 of 29

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **
***May include checks that have been processed electronically by the payee/merchant.*

Date	Amount	Description
ATM/Purchases (Continued)		
04/11	15.99	7062 DBT PURCHASE - OZHX6T LYFT *RIDE W SAN FRANCI SCOCA
04/11	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS573 650-253-00 00 CA
04/11	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS603 650-253-00 00 CA
04/11	19.99	8643 POS DEBIT - 000001 AMAZON.COM*9Z8 SEATTLE WA
04/12	801.69	7062 DBT PURCHASE - 0200 HYATT REGENCY CINCINNATI OH
04/12	144.96	8643 DBT PURCHASE - 0089 SAMSCLUB.COM 888-746-77 26 AR
04/12	18.83	7062 DBT PURCHASE - OZHX6T LYFT *RIDE W SAN FRANCI SCOCA
04/12	4.99	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
04/12	16.71	7062 DBT PURCHASE - OZHX6T LYFT *RIDE T SAN FRANCI SCOCA
04/12	17.99	7062 DBT PURCHASE - OZHX6T LYFT *RIDE T SAN FRANCI SCOCA
04/12	2,510.82	8643 DBT PURCHASE - 999999 MICROSOFT*Ads- Las Vegas NV
04/12	500.45	8643 DBT PURCHASE - 999999 Indeed 9137988 Austin TX
04/12	249.98	8643 POS DEBIT - 004 IN AJR PA MARIETTA GA
04/15	673.35	7062 DBT PURCHASE - 289476 HYATT HOTELS JOHNS CREE K GA
04/15	712.23	7062 DBT PURCHASE - 0100 HYATT REGENCY CINCINNATI OH
04/15	1,000.00	8643 DBT PURCHASE - 004217 DIGICERT LEHI UT
04/15	134.67	7062 DBT PURCHASE - 289476 HYATT HOTELS JOHNS CREE K GA
04/15	134.67	7062 DBT PURCHASE - 289476 HYATT HOTELS JOHNS CREE K GA
04/15	54.99	7062 DBT PURCHASE - OZHX6T LYFT *RIDE F SAN FRANCI SCOCA
04/15	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS603 650-253-00 00 CA
04/15	.99	8643 DBT PURCHASE - 999999 APPLE.COM/BILL 866-712-77 53 CA
04/15	8.37	8643 DBT PURCHASE - 292837 DNH*GODADDY.CO TEMPE AZ
04/15	796.39	8643 DBT PURCHASE - LY1PDA ZOOM.US 888-79 SAN JOSE CA
04/15	59.00	8643 DBT PURCHASE - UOFYXM REWIND SOFTWAR OTTAWA ON
04/15	42.99	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
04/15	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS603 650-253-00 00 CA
04/15	40.48	8643 POS DEBIT - 000001 AMAZON.COM*S06 SEATTLE WA
04/15	19.99	8643 POS DEBIT - 000001 AMAZON.COM*839 SEATTLE WA
04/15	59.08	8643 POS DEBIT - 000001 AMAZON.COM*CF6 SEATTLE WA

Please See Additional Information on Next Page

Member FDIC Equal Housing Lender

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc
Main Document Page 41 of 78
Page 6 of 29

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **
***May include checks that have been processed electronically by the payee/merchant.*

Date	Amount	Description
ATM/Purchases (Continued)		
04/15	.02	FOREIGN CURRENCY FEE - 292837 DNH*GODADDY.CO TEMPE AZ
04/15	1.65	FOREIGN CURRENCY FEE - UOFYXM REWIND SOFTWAR OTTAWA ON
04/16	127.90	8643 DBT PURCHASE - 847305 CINTAS CORP MASON OH
04/16	58.68	8643 DBT PURCHASE - MBEBNN TRELLO.COM* AT NEW YORK NY
04/16	1,129.00	8643 DBT PURCHASE - 8068 DIRECTV MAINST RANCHO SAN TA CA
04/16	2,503.14	8643 POS DEBIT - 008444 MICROSOFT*ADS- MSBILL.INF O NV
04/17	102.97	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
04/17	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS603 650-253-00 00 CA
04/18	42.99	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
04/18	116.71	8643 DBT PURCHASE - MBEBNN TRELLO.COM* AT NEW YORK NY
04/18	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS603 650-253-00 00 CA
04/18	65.98	8643 POS DEBIT - 000001 AMAZON.COM*650 SEATTLE WA
04/18	62.26	8643 POS DEBIT - 000001 AMAZON.COM*JZ8 SEATTLE WA
04/18	63.47	8643 POS DEBIT - 000001 AMAZON.COM*IN6 SEATTLE WA
04/19	44.88	8643 DBT PURCHASE - 4631 THE HOME DEPOT SUWANEE GA
04/19	42.99	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
04/19	39.47	8643 DBT PURCHASE - 292837 DNH*GODADDY.CO TEMPE AZ
04/19	363.12	8643 POS DEBIT - 004 IN AJR PA 805 FRANKL IN GA
04/19	.08	FOREIGN CURRENCY FEE - 292837 DNH*GODADDY.CO TEMPE AZ
04/22	1,219.26	7062 DBT PURCHASE - 000000 HYATT REGENCY BOSTON MA
04/22	1,625.68	7062 DBT PURCHASE - 000000 HYATT REGENCY BOSTON MA
04/22	4,400.45	7062 DBT PURCHASE - 000000 ALILA NAPA VAL SAINT HELE NA CA
04/22	196.56	8643 DBT PURCHASE - 4639 THE HOME DEPOT SUWANEE GA
04/22	105.08	8643 DBT PURCHASE - 0089 SAMSCLUB.COM 888-746-77 26 AR
04/22	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS603 650-253-00 00 CA
04/22	51.61	8643 DBT PURCHASE - 292837 DNH*GODADDY.CO TEMPE AZ
04/22	948.68	8643 DBT PURCHASE - 999999 FREEMAN 214-445-14 80 TX
04/22	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS573 650-253-00 00 CA
04/22	80.98	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL

Please See Additional Information on Next Page

Member FDIC Equal Housing Lender

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc
Main Document Page 42 of 78

Citizens™

Page 7 of 29

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

***May include checks that have been processed electronically by the payee/merchant.*

Date	Amount	Description
ATM/Purchases (Continued)		
04/22	24.16	8643 DBT PURCHASE - 292837 DNH*GODADDY.CO TEMPE AZ
04/22	80.99	7062 DBT PURCHASE - OZHX6T LYFT *RIDE S SAN FRANCI SCOCA
04/22	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS603 650-253-00 00 CA
04/22	2,507.22	8643 POS DEBIT - 008444 MICROSOFT*ADS- MSBILL.INF O NV
04/22	.05	FOREIGN CURRENCY FEE - 292837 DNH*GODADDY.CO TEMPE AZ
04/22	.10	FOREIGN CURRENCY FEE - 292837 DNH*GODADDY.CO TEMPE AZ
04/23	1,625.68	7062 DBT PURCHASE - 000000 HYATT REGENCY BOSTON MA
04/23	127.90	8643 DBT PURCHASE - 847305 CINTAS CORP MASON OH
04/23	69.04	8643 DBT PURCHASE - 292837 DNH*GODADDY.CO TEMPE AZ
04/23	500.04	8643 DBT PURCHASE - 999999 Indeed 9159744 Austin TX
04/23	40.48	8643 POS DEBIT - 000001 AMAZON.COM*BW1 SEATTLE WA
04/23	64.65	8643 POS DEBIT - 000001 AMAZON.COM*F20 SEATTLE WA
04/23	21.18	8643 POS DEBIT - 000001 AMAZON.COM*AJ8 SEATTLE WA
04/23	60.46	8643 POS DEBIT - 000001 AMAZON.COM*182 SEATTLE WA
04/23	.14	FOREIGN CURRENCY FEE - 292837 DNH*GODADDY.CO TEMPE AZ
04/24	1,780.10	7062 DBT PURCHASE - 999999 HOTELSCOM72813 HOTELS.COM WA
04/24	817.20	7062 DBT PURCHASE - 999999 DELTA 800-221-12 12 GA
04/24	817.20	7062 DBT PURCHASE - 999999 DELTA 800-221-12 12 GA
04/24	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS603 650-253-00 00 CA
04/24	162.30	8643 DBT PURCHASE - 6733 PAYFLOW/PAYPAL LAVISTA NE
04/24	166.22	8643 DBT PURCHASE - 0001 STERICYCLE INC BANNOCKBUR N IL
04/25	1,643.82	8643 DBT PURCHASE - 000000 DMI* DELL BUS ROUND ROCK TX
04/25	599.42	7062 DBT PURCHASE - 999999 UNITED UNITED.COM TX
04/25	73.99	7062 DBT PURCHASE - OZHX6T LYFT *RIDE T SAN FRANCI SCOCA
04/25	47.98	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
04/25	16.86	7062 DBT PURCHASE - OZHX6T LYFT *RIDE W SAN FRANCI SCOCA
04/25	199.00	8643 DBT PURCHASE - JGPB8W SHOGUN WALNUT CA
04/25	17.99	7062 DBT PURCHASE - OZHX6T LYFT *RIDE W SAN FRANCI SCOCA
04/25	33.60	8643 POS DEBIT - 000001 AMAZON.COM*QT7 SEATTLE WA
04/25	19.99	8643 POS DEBIT - 000001 AMAZON.COM*7E3 SEATTLE WA
04/25	45.05	8643 POS DEBIT - 000001 AMAZON.COM*M66 SEATTLE WA
04/26	134.67	7062 DBT PURCHASE - 289476 HYATT HOTELS JOHNS CREE K GA

Please See Additional Information on Next Page

Member FDIC Equal Housing Lender

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc Main Document Page 43 of 78

Page 8 of 29

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

***May include checks that have been processed electronically by the payee/merchant.*

Date	Amount	Description
ATM/Purchases (Continued)		
04/26	17.70	7062 DBT PURCHASE - OZHX6T LYFT *RIDE T SAN FRANCI SCOCA
04/26	134.67	7062 DBT PURCHASE - 289476 HYATT HOTELS JOHNS CREE K GA
04/26	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS603 650-253-00 00 CA
04/26	66.24	8643 POS DEBIT - 000001 AMAZON.COM*311 SEATTLE WA
04/26	221.43	8643 POS DEBIT - 004 IN AJR PA 805 FRANKL IN GA
04/29	673.35	7062 DBT PURCHASE - 289476 HYATT HOTELS JOHNS CREE K GA
04/29	18.66	7062 DBT PURCHASE - OZHX6T LYFT *RIDE T SAN FRANCI SCOCA
04/29	42.99	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
04/29	2,512.48	8643 DBT PURCHASE - 999999 MICROSOFT*Ads- Las Vegas NV
04/29	19.89	7062 DBT PURCHASE - OZHX6T LYFT *RIDE F SAN FRANCI SCOCA
04/29	10.99	7062 DBT PURCHASE - OZHX6T LYFT *RIDE F SAN FRANCI SCOCA
04/29	10.99	7062 DBT PURCHASE - OZHX6T LYFT *RIDE F SAN FRANCI SCOCA
04/29	36.87	7062 DBT PURCHASE - OZHX6T LYFT *RIDE S SAN FRANCI SCOCA
04/29	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS603 650-253-00 00 CA
04/29	41.83	7062 DBT PURCHASE - OZHX6T LYFT *RIDE S SAN FRANCI SCOCA
04/29	35.99	7062 DBT PURCHASE - OZHX6T LYFT *RIDE S SAN FRANCI SCOCA
04/29	48.61	7062 DBT PURCHASE - OZHX6T LYFT *RIDE S SAN FRANCI SCOCA
04/29	19.90	7062 DBT PURCHASE - OZHX6T LYFT *RIDE S SAN FRANCI SCOCA
04/29	10.76	7062 DBT PURCHASE - OZHX6T LYFT *RIDE S SAN FRANCI SCOCA
04/29	32.96	7062 DBT PURCHASE - OZHX6T LYFT *RIDE S SAN FRANCI SCOCA
04/29	23.99	7062 DBT PURCHASE - OZHX6T LYFT *RIDE S SAN FRANCI SCOCA
04/29	79.67	8643 POS DEBIT - 000001 AMAZON.COM*S01 SEATTLE WA
04/29	133.08	8643 POS DEBIT - 000001 AMAZON.COM*625 SEATTLE WA
04/29	57.57	8643 POS DEBIT - 000001 AMAZON.COM*7S8 SEATTLE WA
04/29	57.57	8643 POS DEBIT - 000001 AMAZON.COM*RR8 SEATTLE WA
04/30	127.90	8643 DBT PURCHASE - 847305 CINTAS CORP MASON OH
04/30	10.99	7062 DBT PURCHASE - OZHX6T LYFT *RIDE S SAN FRANCI SCOCA
04/30	16.99	7062 DBT PURCHASE - OZHX6T LYFT *RIDE S SAN FRANCI SCOCA
04/30	251.94	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL

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Member FDIC Equal Housing Lender

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc Main Document Page 44 of 78 ~:E Citizens™ Page 9 of 29 Business Checking w/lnterest for XXXXXX-270-5 Continued Debits (Continued) ** **May include checks that have been processed electronically by the payee/merchant. Date Amount Description A TM!Purchases (Continued) 04/30 24.00 8643 DBT PURCHASE- 4ZKEI5 OMNIONE SALES GRAND RAPI OS Ml 04/30 504.20 7062 DBT PURCHASE- 999999 DELTA 800-221-12 12 GA 04/30 500.00 8643 DBT PURCHASE- 999999 GOOGLE *ADS603 650-253-00 OOCA 04/30 612.20 7062 DBT PURCHASE- 999999 DELTA DELTA.COM CA 04/30 817.20 7062 DBT PURCHASE- 999999 DELTA DELTA.COM CA 04/30 28.70 7062 DBT PURCHASE- OZHX6T LYFT *RIDE M SAN FRANC! SCOCA 04/30 39.99 7062 DBT PURCHASE- OZHX6T LYFT *RIDE M SAN FRANC! SCOCA 04/30 39.99 7062 DBT PURCHASE- OZHX6T LYFT *RIDE M SAN FRANC! SCOCA 04/30 4,548.56 8643 DBT PURCHASE- 999999 Hubspot Inc. Winchester MA Other Debits 04/01 31,416.70 BANKCARD MERCH FEES 240329 948907957005015 04/01 9,236.94 COMM OF MASS EFT MA DOR PAY 240329 1516184000 04/01 894.01 UTAH801/297-7703 TAX PAYMNT 240401 927791232 04/01 336.54 TRANSFER TO CHECKING ACCT 060 6316483493 CTZTRF 04/02 500,000.00 OUTGOING WIRE TRANSFER (MTS N0.240402006517) 04/02 8,437.92 OUTGOING WIRE TRANSFER (MTS N0.24040201 0569) 04/02 58,352.00 OUTGOING WIRE TRANSFER (MTS N0.240402010564) 04/02 53,067.78 EBIX INC 2705 ACH TRANS 240402 -SETT-DIGI BANK 04/02 29,196.41 EBIX INC 2705 ACH TRANS 240402 -SETT-DIGI BANK 04/02 18,197.49 EBIX INC 2705 ACH TRANS 240402 -SETT-DIGI BANK 04/02 17,088.00 STATE OF CT DRS BUS DIRPAY 240402 5752338 04/02 16,054.11 EBIX INC 2705 ACH TRANS 240402 -SETT-DIGI BANK 04/02 15,792.00 EBIX INC 2705 ACH TRANS 240402 -SETT-DIGI BANK 04/02 6,362.02 EBIX INC 2705 ACH TRANS 240402 -SETT-DIGI BANK 04/02 5,983.84 EBIX INC CORP PYMNT 240402 240895355 04/02 5,115.00 EBIX INC 2705 ACH TRANS 240402 -SETT-DIGI BANK 04/02 4,200.00 EBIX INC 2705 ACH TRANS 240402 -SETT-DIGI BANK 04/02 3,390.90 EBIX INC 2705 ACH TRANS 240402 -SETT-DIGI BANK 04/02 3,322.36 EBIX INC 2705 ACH TRANS 240402 -SETT-DIGI BANK 04/02 3,300.00 EBIX INC 2705 ACH TRANS 240402 -SETT-DIGI BANK 04/02 2,304.00 EBIX INC 2705 ACH TRANS 240402 -SETT-DIGI BANK 04/02 2,120.00 EBIX INC 2705 ACH TRANS 240402 -SETT-DIGI BANK 04/02 1,760.00 EBIX INC 2705 ACH TRANS 240402 -SETT-DIGI BANK 04/02 1,400.00 EBIX INC 2705 ACH TRANS 240402 -SETT-DIGI BANK 04/02 940.65 EBIX INC 2705 ACH TRANS 240402 -SETT-DIGI BANK 04/02 875.00 EBIX INC 2705 ACH TRANS 240402 -SETT-DIGI BANK 04/02 735.00 EBIX INC 2705 ACH TRANS 240402 -SETT-DIGI BANK 04/02 700.00 EBIX INC 2705 ACH TRANS 240402 -SETT-DIGI BANK 04/02 584.21 EBIX INC 2705 ACH TRANS 240402 -SETT-DIGI BANK 04/02 562.50 EBIX INC 2705 ACH TRANS 240402 -SETT-DIGI BANK s A d 1 or on age Member FDIC~ Equal Housing Lender

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc Main Document Page 45 of 78 Page 10 of 29 Business Checking w/lnterest for XXXXXX-270-5 Continued Debits (Continued) ** **May include checks that have been processed electronically by the payee/merchant. Other Debits (Continued) 04/02 514.50 EBIX INC 2705 ACH TRANS 240402 -SETT-DIGI BANK 04/02 500.00 EBIX INC 2705 ACH TRANS 240402 -SETT-DIGI BANK 04/02 431.20 EBIX INC 2705 ACH TRANS 240402 -SETT-DIGI BANK 04/02 400.00 EBIX INC 2705 ACH TRANS 240402 -SETT-DIGI BANK 04/02 200.00 EBIX INC 2705 ACH TRANS 240402 -SETT-DIGI BANK 04/02 125.00 EBIX INC 2705 ACH TRANS 240402 -SETT-DIGI BANK 04/02 80.17 BRAINTREE FUNDING 240402 826JKT 04/02 25.00 AUTHNET GATEWAY BILLING 240402 134979869 04/02 1,861,360.13 TRANSFER TO CHECKING ACCT 060 6316483493 CTZTRF 04/03 46,431.74 OUTGOING WIRE TRANSFER (MTS N0.240403003866) 04/03 113,398.67 EBIX, INC. JHTC 240403 9347765 04/03 49,630.55 ANTHEM BLUE 1010 CORP PYMT 240403 FL00629800 04/03 6,906.10 EBIX INC 2705 ACH TRANS 240403 -SETT-DIGI BANK 04/03 466.67 FEDERAL EXPRESS DEBIT 240402 EPA76332340 04/03 250.00 TRANSFER TO CHECKING ACCT 060 6316483493 CTZTRF 04/03 7,846.56 DEPOSITED CHECK RETURNED 04/04 100.00 OUTGOING WIRE TRANSFER (MTS N0.240404012299) 04/04 540.00 OUTGOING WIRE TRANSFER (MTS N0.240404012292) 04/04 1,893.80 OUTGOING WIRE TRANSFER (MTS N0.240404012298) 04/04 6,250.00 OUTGOING WIRE TRANSFER (MTS N0.240404012303) 04/04 6,250.00 OUTGOING WIRE TRANSFER (MTS N0.240404012304) 04/04 6,250.00 OUTGOING WIRE TRANSFER (MTS N0.240404012293) 04/04 8,250.00 OUTGOING WIRE TRANSFER (MTS N0.240404012301) 04/04 10,250.00 OUTGOING WIRE TRANSFER (MTS N0.240404012300) 04/04 30,000.00 OUTGOING WIRE TRANSFER (MTS N0.240404012296) 04/04 40,000.00 OUTGOING WIRE TRANSFER (MTS N0.240404012297) 04/04 50,000.00 OUTGOING WIRE TRANSFER (MTS N0.240404012294) 04/04 12,250.00 OUTGOING WIRE TRANSFER (MTS N0.240404012302) 04/04 187,022.42 EBIX EMPMED+DNTL CORP COLL 240404 04/04 68,693.77 EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK 04/04 36,065.69 EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK 04/04 30,003.68 EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK 04/04 16,250.00 EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK 04/04 15,000.00 EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK 04/04 9,987.50 EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK e SA SAA Ad1 1on ot”“l ‘l on Next Page Member FDIC G:r Equal Housing Lender

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc
Main Document Page 46 of 78

Citizens™

Page 11 of 29

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **
***May include checks that have been processed electronically by the payee/merchant.*

Other Debits (Continued)

04/04	9,300.00	EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK
04/04	8,840.00	EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK
04/04	8,000.00	EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK
04/04	6,353.00	EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK
04/04	5,520.00	EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK
04/04	5,000.00	EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK
04/04	4,370.00	EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK
04/04	4,250.33	EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK
04/04	3,111.37	EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK
04/04	3,061.92	EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK
04/04	3,000.00	EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK
04/04	2,929.50	EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK
04/04	2,772.00	EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK
04/04	2,574.88	EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK
04/04	2,180.00	EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK
04/04	2,000.00	EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK
04/04	1,900.00	EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK
04/04	1,650.00	EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK
04/04	1,600.00	EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK
04/04	1,500.00	EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK
04/04	1,360.00	EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK
04/04	1,350.00	EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK
04/04	1,350.00	EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK
04/04	1,285.20	EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK
04/04	1,225.00	EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK
04/04	1,200.00	EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK
04/04	1,047.50	EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK
04/04	1,000.00	EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK
04/04	1,000.00	EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK
04/04	1,000.00	EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK
04/04	1,000.00	EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK
04/04	960.00	EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK
04/04	757.90	EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK
04/04	680.00	EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK
04/04	660.00	EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK
04/04	612.00	EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK
04/04	600.00	EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK
04/04	500.00	EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK
04/04	450.00	EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK
04/04	420.00	EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK
04/04	300.00	EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK
04/04	250.00	EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK
04/04	250.00	EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK
04/04	250.00	EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK
04/04	250.00	EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK
04/04	180.00	EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK
04/04	150.00	EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK
04/04	125.00	EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK
04/04	125.00	EBIX INC 2705 ACH TRANS 240404 -SETT-DIGI BANK

Please See Additional Information on Next Page

Member FDIC Equal Housing Lender

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc Main Document Page 47 of 78 Page 12 of 29 Business Checking w/lnterest for XXXXXX-270-5 Continued Debits (Continued) ** **May include checks that have been processed electronically by the payee/merchant. Other Debits (Continued) 04/04 70.00 BRAINTREE FUNDING 240404 99SFQT 04/05 17,119.47 EBIX INC 2705 ACH TRANS 240405 -SETT-DIGI BANK 04/05 4,813.40 OPTUM BANK DIR DEP 240405 720000208 04/05 4,588.40 OPTUM BANK DIR DEP 240405 720000208 04/05 540.00 EBIX INC 2705 ACH TRANS 240405 -SETT-DIGI BANK 04/08 14,796.42 Sawnee Electric WEB PMTS 040824 HBJT7N 04/08 8,793.00 CO DEPT REVENUE TAXPAYMENT 240404 08055516004USR 04/08 3,938.14 UPSBILLCTR PAYMENT 240405 00002AE947 04/08 486.76 WASTE MANAGEMENT INTERNET 240405 043000099016854 04/08 287.72 FEDERAL EXPRESS DEBIT 240406 EPA76480438 04/08 59.81 BANKCARD MERCH CHBK 240405 948907957005015 04/08 900.00 MISCELLANEOUS CHARGE MMC Claim Debit C-2525155 04/08 900.00 MISCELLANEOUS CHARGE MMC Claim Debit C-2525155 04/08 3,681.57 MISCELLANEOUS CHARGE C-2525155 04/09 954,210.78 OUTGOING WIRE TRANSFER (MTS N0.240409009804) 04/09 362,506.01 FIRST INSURANCE INSURANCE 240409 900-99953564 04/09 3,867.15 EBIX INC CORP PYMNT 240409 240965019 04/09 72.48 BANKCARD MERCH CHBK 240408 948907957005015 04/09 72.48 BANKCARD MERCH CHBK 240408 948907957005015 04/09 72.48 BANKCARD MERCH CHBK 240408 948907957005015 04/09 3,800.27 TRANSFER TO CHECKING ACCT 060 6316483493 CTZTRF 04/10 69,889.38 EBIX EMPMED+DNTL CORP COLL 240410 04/10 27,125.47 EBIX EMPMED+DNTL CORP COLL 240410 04/10 2,143.43 EBIX EMPMED+DNTL CORP COLL 240410 04/10 250.00 TRANSFER TO CHECKING ACCT 060 6316483493 CTZTRF 04/11 44.99 BRAINTREE FUNDING 240411 BBQ88P 04/11 903,156.79 TRANSFER TO CHECKING ACCT 060 6316483493 CTZTRF 04/12 450.00 OUTGOING WIRE TRANSFER (MTS N0.240412006179) 04/12 9,021.00 OUTGOING WIRE TRANSFER (MTS N0.240412006177) 04/12 203,791 .68 OUTGOING WIRE TRANSFER (MTS N0.240412013976) 04/12 36,552.45 EBIX INC 2705 ACH TRANS 240412 -SETT-DIGI BANK 04/12 33,626.08 EBIX INC 2705 ACH TRANS 240412 -SETT-DIGI BANK 04/12 29,607.21 EBIX INC 2705 ACH TRANS 240412 -SETT-DIGI BANK 04/12 20,667.00 EBIX INC 2705 ACH TRANS 240412 -SETT-DIGI BANK 04/12 18,225.00 EBIX INC 2705 ACH TRANS 240412 -SETT-DIGI BANK 04/12 16,526.76 SUN LIFE CANADA PAYMENTREQ 240411 1241391 04/12 15,792.00 EBIX INC 2705 ACH TRANS 240412 -SETT-DIGI BANK 04/12 15,042.32 EBIX INC 2705 ACH TRANS 240412 -SETT-DIGI BANK 04/12 13,634.99 SUN LIFE CANADA PAYMENTREQ 240411 1241392 04/12 11,756.25 EBIX INC 2705 ACH TRANS 240412 -SETT-DIGI BANK e SA SAA Ad1 1on ot”“l ‘l on Next Page Member FDIC G:r Equal Housing Lender

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc Main Document Page 48 of 78 ~:E Citizens™ Page 13 of 29 Business Checking w/lnterest for XXXXXX-270-5 Continued Debits (Continued) ** **May include checks that have been processed electronically by the payee/merchant. Other Debits (Continued) 04/12 10,405.22 EBIX INC 2705 ACH TRANS 240412 -SETT-DIGI BANK 04/12 8,223.75 EBIX INC 2705 ACH TRANS 240412 -SETT-DIGI BANK 04/12 7,500.00 EBIX INC 2705 ACH TRANS 240412 -SETT-DIGI BANK 04/12 6,004.75 EBIX INC 2705 ACH TRANS 240412 -SETT-DIGI BANK 04/12 5,000.00 EBIX INC 2705 ACH TRANS 240412 -SETT-DIGI BANK 04/12 4,298.44 EBIX INC 2705 ACH TRANS 240412 -SETT-DIGI BANK 04/12 4,079.60 EBIX INC 2705 ACH TRANS 240412 -SETT-DIGI BANK 04/12 3,105.00 EBIX INC 2705 ACH TRANS 240412 -SETT-DIGI BANK 04/12 2,884.62 EBIX INC 2705 ACH TRANS 240412 -SETT-DIGI BANK 04/12 2,295.00 EBIX INC 2705 ACH TRANS 240412 -SETT-DIGI BANK 04/12 1,600.00 EBIX INC 2705 ACH TRANS 240412 -SETT-DIGI BANK 04/12 1,403.60 EBIX INC 2705 ACH TRANS 240412 -SETT-DIGI BANK 04/12 1,400.00 EBIX INC 2705 ACH TRANS 240412 -SETT-DIGI BANK 04/12 1,200.00 EBIX INC 2705 ACH TRANS 240412 -SETT-DIGI BANK 04/12 1,176.00 EBIX INC 2705 ACH TRANS 240412 -SETT-DIGI BANK 04/12 700.00 EBIX INC 2705 ACH TRANS 240412 -SETT-DIGI BANK 04/12 680.00 EBIX INC 2705 ACH TRANS 240412 -SETT-DIGI BANK 04/12 650.00 EBIX INC 2705 ACH TRANS 240412 -SETT-DIGI BANK 04/12 600.00 EBIX INC 2705 ACH TRANS 240412 -SETT-DIGI BANK 04/12 594.00 EBIX INC 2705 ACH TRANS 240412 -SETT-DIGI BANK 04/12 576.00 EBIX INC 2705 ACH TRANS 240412 -SETT-DIGI BANK 04/12 544.00 EBIX INC 2705 ACH TRANS 240412 -SETT-DIGI BANK 04/12 280.00 EBIX INC 2705 ACH TRANS 240412 -SETT-DIGI BANK 04/12 149.70 EBIX INC 2705 ACH TRANS 240412 -SETT-DIGI BANK 04/12 125.75 EBIX INC 2705 ACH TRANS 240412 -SETT-DIGI BANK 04/12 102.50 EBIX INC 2705 ACH TRANS 240412 -SETT-DIGI BANK 04/12 100.00 EBIX INC 2705 ACH TRANS 240412 -SETT-DIGI BANK 04/12 641.24 TRANSFER TO CHECKING ACCT 060 6316483493 CTZTRF 04/15 4,750.00 OUTGOING WIRE TRANSFER (MTS N0.240415009354) 04/15 5,292.58 UPSBILLCTR PAYMENT 240412 00004E1896 04/15 60.14 BANKCARD MERCH CHBK 240412 948907957005015 04/15 13,447.89 TRANSFER TO CHECKING ACCT 060 6316483493 CTZTRF 04/16 47,769.73 OUTGOING WIRE TRANSFER (MTS N0.240416009753) 04/16 1,137,468.03 OUTGOING WIRE TRANSFER (MTS N0.240416009757) 04/16 43,573.62 EBIX EMPMED+DNTL CORP COLL 240415 04/16 2,576.09 EBIX INC CORP PYMNT 240416 241035380 04/16 1,751.50 EBIX INC 2705 ACH TRANS 240416 -SETT-DIGI BANK 04/16 369.41 DOR ITS PAYMENTS INDORITS 240415 8395885 04/16 60.14 BANKCARD MERCH CHBK 240415 948907957005015 04/16 60.14 BANKCARD MERCH CHBK 240415 948907957005015 04/16 60.14 BANKCARD MERCH CHBK 240415 948907957005015 04/16 6,547.80 SERVICE CHARGE 04/17 233,667.64 OUTGOING WIRE TRANSFER (MTS N0.240417011877) 04/17 1,000.00 NYS DTF CT Tax Paymnt 240417 000000112951881 s A d 1 or on t Page Member FDIC~ Equal Housing Lender

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc Main Document Page 49 of 78 Page 14 of 29 Business Checking w/lnterest for XXXXXX-270-5 Continued Debits (Continued) ** **May include checks that have been processed electronically by the payee/merchant. Other Debits (Continued) 04/17 1,000.00 COMM OF MASS EFT MA DOR PAY 240416 646171072 04/17 141.34 AL-DEPT OF REV DIRECT DBT 991231 1680714048 04/17 13.35 AL ON ESPOT TAX Alabama.go 240417 2024 70263878 04/17 .20 BRAINTREE FUNDING 240417 CJBTBY 04/18 574,000.00 IRS USATAXPYMT 040624 200450985743359 04/18 69,002.07 EBIX, INC. JHTC 240418 9376032 04/18 67,000.00 NJ WEB PMT 02301 NJWEB02301 240418 091 000018095409 04/18 50,000.00 EBIX INC 2705 ACH TRANS 240418 -SETT-DIGI BANK 04/18 64.63 ME BUREAU OF TAX INTRNET DR 240417 874921 04/19 61,000.00 OUTGOING WIRE TRANSFER (MTS N0.240419003944) 04/19 48,733.16 EBIX INC 2705 ACH TRANS 240419 -SETT-DIGI BANK 04/19 40,000.00 COMP OF MARYLAND DIR DB RAD 041924 024041639102474 04/19 31,289.00 NYS DTF SALES Tax Paymnt 240419 000000113129467 04/19 24,967.09 EBIX INC 2705 ACH TRANS 240419 -SETT-DIGI BANK 04/19 22,358.18 STATE COMPTRLR TEXNET 240419 08155711/40418 04/19 16,813.04 EBIX INC 2705 ACH TRANS 240419 -SETT-DIGI BANK 04/19 15,792.00 EBIX INC 2705 ACH TRANS 240419 -SETT-DIGI BANK 04/19 15,000.00 COMMWLTHOFPAPATH PASTSALETX 231231 PATH9620043 04/19 14,324.00 EBIX INC 2705 ACH TRANS 240419 -SETT-DIGI BANK 04/19 6,000.00 EBIX INC 2705 ACH TRANS 240419 -SETT-DIGI BANK 04/19 4,221.98 EBIX INC 2705 ACH TRANS 240419 -SETT-DIGI BANK 04/19 3,976.27 EBIX INC 2705 ACH TRANS 240419 -SETT-DIGI BANK 04/19 3,144.96 COMMWLTHOFPAPATH PASTSALETX 231231 PATH9744107 04/19 2,739.27 EBIX INC 2705 ACH TRANS 240419 -SETT-DIGI BANK 04/19 2,117.79 EBIX INC 2705 ACH TRANS 240419 -SETT-DIGI BANK 04/19 1,285.20 EBIX INC 2705 ACH TRANS 240419 -SETT-DIGI BANK 04/19 1,285.20 EBIX INC 2705 ACH TRANS 240419 -SETT-DIGI BANK 04/19 1,000.00 EBIX INC 2705 ACH TRANS 240419 -SETT-DIGI BANK 04/19 962.50 EBIX INC 2705 ACH TRANS 240419 -SETT-DIGI BANK 04/19 864.57 FLA DEPT REVENUE C01 240419 88743400 04/19 600.00 EBIX INC 2705 ACH TRANS 240419 -SETT-DIGI BANK 04/19 600.00 EBIX INC 2705 ACH TRANS 240419 -SETT-DIGI BANK 04/19 592.44 EBIX INC 2705 ACH TRANS 240419 -SETT-DIGI BANK 04/19 378.00 EBIX INC 2705 ACH TRANS 240419 -SETT-DIGI BANK 04/19 350.00 EBIX INC 2705 ACH TRANS 240419 -SETT-DIGI BANK 04/19 110.00 EBIX INC 2705 ACH TRANS 240419 -SETT-DIGI BANK 04/22 3,200.01 OPTUM BANK DIR DEP 240422 720000208 04/22 1,370.53 FEDERAL EXPRESS DEBIT 240420 EPA76931316 04/22 796.65 WI DEPT REVENUE TAXPAYMNT 240419 409115584 04/22 103.21 UPSBILLCTR PAYMENT 240419 0000018R80 04/23 63,470.63 EBIX EMPMED+DNTL CORP COLL 240423 04/23 4,506.43 AZ DEPT OF REV CCDDIR.DBT 240423 100447218 04/23 3,885.27 SC DEPT REVENUE DEBIT 202404 14732157 04/23 2,767.70 EBIX INC CORP PYMNT 240423 241106703 04/23 1,692.56 NJ S&U WEB PMT NJWEB55 240423 091 000018259904 04/23 1,279.00 IL DEPT OF REVEN EDI PYMNTS 240423 00001213010224 04/23 1,195.13 Ml Business Tax Payment 240422 SMIBUS010915087 04/23 1,170.00 DENVERGOV.ORG SALES TAX 240424 133483520 , .e .... se See AdL... Ion ......... orm ...... ...,n on Next Page Member FDIC G:r Equal Housing Lender

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc Main Document Page 50 of 78 ~:E Citizens™ Page 15 of 29 Business Checking w/lnterest for XXXXXX-270-5 Continued Debits (Continued) ** **May include checks that have been processed electronically by the payee/merchant. Other Debits (Continued) 04/23 1,116.00 MN DEPT OF REVEN MN Rev pay 240423 000000108306422 04/23 538.25 VA DEPT TAXATION TAX PAYMEN 240422 *****1975 04/23 214.00 STATE OF LOU ISlA EPOSPYMNTS 240423 6242770001 04/23 250.00 TRANSFER TO CHECKING ACCT 060 6316483493 CTZTRF 04/24 1,423,535.18 OUTGOING WIRE TRANSFER (MTS N0.240424002932) 04/24 48,657.81 EBIX Self-Funded INSUR PREM 240419 945485 04/24 7,608.00 TN STATE REVENUE TN TAP 240423 1478677120 04/24 948.41 WVTREASURY WVTAXPAYPB 240424 ST01659129856 04/24 650.87 NC DEPT REVENUE TAX PYMT 240423 043000093054328 04/24 12.00 CO DEPT REVENUE TAXPAYMENT 240422 08055516004USR 04/24 294.66 TRANSFER TO CHECKING ACCT 060 6316483493 CTZTRF 04/25 1,047.88 THE GUARDIAN APR GP INS 042524 40736700SSGOOOO 04/25 763,943.45 TRANSFER TO CHECKING ACCT 060 6316483493 CTZTRF 04/26 2,000.00 OUTGOING WIRE TRANSFER (MTS N0.240426004703) 04/26 3,000.00 OUTGOING WIRE TRANSFER (MTS N0.240426004704) 04/26 397,127.41 OUTGOING WIRE TRANSFER (MTS N0.240426004717) 04/26 990,007.38 OUTGOING WIRE TRANSFER (MTS N0.240426004716) 04/26 13,493.75 OUTGOING WIRE TRANSFER (MTS N0.240426006821) 04/26 3,880.00 OUTGOING WIRE TRANSFER (MTS N0.240426004702) 04/26 15,909.09 EBIX INC 2705 ACH TRANS 240426 -SETT-DIGI BANK 04/26 9,285.41 EBIX INC 2705 ACH TRANS 240426 -SETT-DIGI BANK 04/26 8,407.76 EBIX INC 2705 ACH TRANS 240426 -SETT-DIGI BANK 04/26 5,569.48 EBIX INC 2705 ACH TRANS 240426 -SETT-DIGI BANK 04/26 4,400.00 EBIX INC 2705 ACH TRANS 240426 -SETT-DIGI BANK 04/26 3,678.40 EBIX INC 2705 ACH TRANS 240426 -SETT-DIGI BANK 04/26 3,200.00 EBIX INC 2705 ACH TRANS 240426 -SETT-DIGI BANK 04/26 2,500.00 EBIX INC 2705 ACH TRANS 240426 -SETT-DIGI BANK 04/26 1,163.76 EBIX INC 2705 ACH TRANS 240426 -SETT-DIGI BANK 04/26 1,100.00 EBIX INC 2705 ACH TRANS 240426 -SETT-DIGI BANK 04/26 975.69 EBIX INC 2705 ACH TRANS 240426 -SETT-DIGI BANK 04/26 859.77 EBIX INC 2705 ACH TRANS 240426 -SETT-DIGI BANK 04/26 760.00 EBIX INC 2705 ACH TRANS 240426 -SETT-DIGI BANK 04/26 703.08 SUN LIFE HEALTH PAYMENTREQ 240425 1246245 04/26 642.90 EBIX INC 2705 ACH TRANS 240426 -SETT-DIGI BANK 04/26 500.00 EBIX INC 2705 ACH TRANS 240426 -SETT-DIGI BANK 04/26 416.25 EBIX INC 2705 ACH TRANS 240426 -SETT-DIGI BANK 04/26 300.00 EBIX INC 2705 ACH TRANS 240426 -SETT-DIGI BANK 04/26 200.00 EBIX INC 2705 ACH TRANS 240426 -SETT-DIGI BANK 04/26 138.04 EBIX INC 2705 ACH TRANS 240426 -SETT-DIGI BANK Please See Add1t1onal l11format1on on ~ext Page Member FDIC~ Equal Housing Lender

Case 23-80004-swell Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc Main Document Page 51 of 78 Page 16 of 29 Business Checking w/lnterest for XXXXXX-270-5 Continued Debits (Continued) ** **May include checks that have been processed electronically by the payee/merchant. Other Debits (Continued) 04/29 1,200,000.00 OUTGOING WIRE TRANSFER (MTS N0.240429015198) 04/29 49,630.55 ANTHEM BLUE 1010 CORP PYMT 240429 FL00688900 04/29 980.94 WASTE MANAGEMENT INTERNET 240426 043000097074438 04/29 295.13 FEDERAL EXPRESS DEBIT 240426 EPA77127245 04/29 95.57 UPSBILLCTR PAYMENT 240426 00004E1896 04/29 641.23 TRANSFER TO CHECKING ACCT 060 6316483493 CTZTRF 04/30 12,000.00 OUTGOING WIRE TRANSFER (MTS N0.240430007619) 04/30 47,308.84 OUTGOING WIRE TRANSFER (MTS N0.240430015884) 04/30 2,041,596.75 OUTGOING WIRE TRANSFER (MTS N0.240430015885) 04/30 252,250.00 QUARTERLY FEE PAYMENT 240429 0000 04/30 10,000.00 EBIX INC 2705 ACH TRANS 240430 -SETT-DIGI BANK 04/30 3,625.00 EBIX INC 2705 ACH TRANS 240430 -SETT-DIGI BANK 04/30 3,383.97 EBIX INC CORP PYMNT 240430 241175406 04/30 1,642.25 80130HIO-TAXOSUT OH SALESTX 043024 000001011851812 04/30 500.00 QUARTERLY FEE PAYMENT 240429 0000 04/30 267.02 NEVADA TAX 8669623707 043024 2SHZOB71X04BGZ3 04/30 250.00 EBIX INC 2705 ACH TRANS 240430 -SETT-DIGI BANK 04/30 139.62 KSDEPTOFREVENUE TAXDRAFTS 240430 004770021975F01 04/30 127.50 BANKCARD MERCH CHBK 240429 948907957005015 Deposits & Credits Total Deposits & Credits Date Amount Description + 13,317,087.32 04/01 64,061.93 USAA PAYMENTS 240329 AP0004017335 04/01 57,038.37 BANKCARD MERCH DEP 240329 948907957005015 04/01 55,345.82 TO BANK AMCB AP PAYMENT 240329 1000101691 04/01 31,897.80 LOCKBOX DEPOSIT 04/01 17,765.00 JPMORGAN CHASE B PAYMENT 240401 04/01 10,075.70 AIRPRODUCTS 9621 EDI PAYMNT 040124 US102000161518 04/01 3,594.94 BRIGHTHOUSE PAYMENTS 240329 102CCD042785 04/01 2,000.00 BlueShieldCA PMD PAYMENT 240401 143736 04/01 2,000.00 MUTUAL OF OMAHA TRANSFERS 240401 AP0014261348 04/01 1,600.00 ICW Group Coupa Pay 240401 10174645 04/01 251.27 SIMPLOT AB RETAI AP ACH PMT 240329 01410949 04/01 169.52 JOHNTEMP7947 TEMP24ACHO 240401 EBIX 04/01 160.50 ONEGAS PAYMENTS 240401 1287932 04/01 138.38 BRAINTREE FUNDING 240401 DMFC98 04/01 2,083,333.33 INCOMING WIRE TRANSFER (MTS N0.240401 013336) 04/02 163,185.85 LOCKBOX DEPOSIT 04/02 116,482.37 NEW YORK LIFE MPP 040224 0991861065 04/02 23,154.54 WESTERN SOUTHERN EDI PYMNTS 240402 02000011325 04/02 9,306.93 ARTHUR J GALLAGH DOMTZZ2008 240401 002EFTI032973 r ,ease See Adunlona, uuotmauvn on Next Pdge Member FDIC G:r Equal Housing Lender

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc Main Document Page 52 of 78 ~:E Citizens™ Page 17 of 29 Business Checking w/lnterest for XXXXXX-270-5 Continued Deposits & Credits (Continued) Date Amount Description 04/02 4,788.33 Ryan Specialty L PAYMENTS 240402 SAP-102802 04/02 4,637.10 SYLVAMO NORTH AM TRADE PAY 240402 04/02 4,000.00 SelectQuote IS Payment 240402 7366 04/02 3,622.00 WESTERN SOUTHERN EDI PYMNTS 240402 02000011323 04/02 3,048.86 NORDSTROM INC NORD ACH 240402 111554921 04/02 2,082.00 FMR LLC US-JPM-CCD 040224 2585297 04/02 2,038.00 WESTERN SOUTHERN EDI PYMNTS 240402 02000011322 04/02 1,970.74 AMERICAN EXPRESS SETTLEMENT 240402 5430020156 04/02 1,774.54 WESTERN SOUTHERN EDI PYMNTS 240402 02000011324 04/02 1,142.86 Aon Corporation BK-7349999 240401 BK-7349999 04/02 300.00 AMERIPRISE FINAN AFWFACH 240401 240401000000701 04/02 255.00 SHERI HORN SENDER 240402 9544810945 04/02 133.42 lnterfor Corpora EDI PYMNTS 240402 10655 04/02 110.12 DUNNEDWARDS CORP AP PAYMENT 240402 04/02 64.00 NATL INTEGRITY EDI PYMNTS 240402 00100000094 04/02 61.57 MOHAWK INDUSTRIE EDI PYMNTS 240402 0000617006 04/02 15.41 1021 East Checking 240402 770021975 04/02 10.27 CIM checking 240402 770021975 04/02 10.27 LAMY checking 240402 770021975 04/02 5.14 507 CALLES Checking 240402 770021975 04/03 55,568.70 FSHP HCS, LLC 1000159824 240402 730018000001142 04/03 26,343.50 UBS BU BATCH 240403 04/03 22,011.50 LOCKBOX DEPOSIT 04/03 21,163.63 AMERICAN EXPRESS SETTLEMENT 240403 1046396313 04/03 20,407.08 DEPOSIT 04/03 13,284.97 ZENITH AMERICAN DIRECT-PAY 240402 68995436 04/03 9,070.50 MSA Worldwide, L PAYMENTS 240402 S20240006039857 04/03 7,768.76 MASSMUTUAL ASCND EFT PYMT 240402 EBIX INC 04/03 6,523.44 GNAAP DISBURSE INV PAY 240403 000000600096100 04/03 3,277.14 MAYA ASSUR OPERA SYSTEMS 240403 EBIX 04/03 1,999.91 LIMITED BRANDS LBI REMIT 240403 1028897248 04/03 567.00 SEDGWICK COUNTY AP PAYMENT 240403 04/03 221.00 Integrated Marke AchBatch 240403 EBIX 04/03 133.05 BRAINTREE FUNDING 240403 BGKVYP 04/03 118.37 VS SERVICE 1040 PAYMENTS 240403 04/03 56.00 BRAINTREE FUNDING 240403 JBX9T4 04/03 5,500.00 INCOMING WIRE TRANSFER (MTS N0.240403003279) 04/03 200.00 TRANSFER FROM CHECKING ACCT 060 6316483493 CTZTRF 04/04 174,689.30 BANKCARD MERCH DEP 240403 948907957005015 04/04 60,579.67 LOCKBOX DEPOSIT 04/04 28,795.00 FMR LLC US-JPM-CCD 040424 2586444 04/04 9,187.04 KNIGHTS OF COLUM APD0120240 240404 10012000001635 04/04 5,578.58 ALG ADMIN SVCS ALG ACH 4 240404 157570 04/04 5,528.37 ADVANTEST PAYMENTS 240404 679467 04/04 4,424.51 BANKCARD MERCH DEP 240403 948907957005015 04/04 3,944.00 KCD Financial mareompay 240404 EBIX, Inc 04/04 3,000.00 ACS BENEFIT SERV INV PMT 240404 04/04 2,624.00 Acrisure, LLC PAYMENTS 240404 000000000314894 04/04 2,500.00 GROUP INS OPS PAYMENTS 240404 VEN00260 s A d 1 or on 3Xt Page Member FDIC~ Equal Housing Lender

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc Main Document Page 53 of 78 Page 18 of 29 Business Checking w/lnterest for XXXXXX-270-5 Continued Deposits & Credits (Continued) Date Amount Description 04/04 1,080.00 Bkly Rsk Adm CoACH 240403 AP0002366125 04/04 1,065.84 AMERICAN EXPRESS SETTLEMENT 240404 1046396313 04/04 837.25 NFP CORPORATE SE AP PAYMENT 240403 4620-1235 04/04 250.00 UNITED AGENCIESB PC CLEAR 240404 EBIXINC-02 04/04 165.83 FLYNN & COMPANY AP PAYMENT 240403 2605-1000 04/04 35.77 BRAINTREE FUNDING 240404 8PF6Q8 04/05 137,179.37 EQUITABLE FINANC DIRECT PAY 240405 RG00030931 04/05 69,118.87 LOCKBOX DEPOSIT 04/05 42,491.82 AMERIPRISE FINAN AFWFACH 240404 240404000000701 04/05 13,814.98 PENNMUTUAL 8885 WD ACH IP 240404 10016566 04/05 9,500.73 INSURMARK- 1252 CORP PAY 240405 EBIX30374 04/05 5,102.00 WESTERN SOUTHERN EDI PYMNTS 240405 02000011386 04/05 3,148.96 VOLENTE INSURANC QUICKBOOKS 240405 631648270 04/05 3,098.70 CompSourceMutual Invoice 240405 04/05 2,927.47 ADVISORNET FINAN PAY ABLES 040424 EBIXXX9999 04/05 2,465.03 AMERICAN EXPRESS SETTLEMENT 240405 5430020156 04/05 2,356.93 AMERICAN EXPRESS SETTLEMENT 240405 1046396313 04/05 1,887.44 CWI INC 04-APR-24 040524 20255978 04/05 1,849.73 BANKCARD MERCH DEP 240404 948907957005015 04/05 1,813.06 TRULUMA, 1-5609 CORP PAY 240405 EBIX30374 04/05 1,702.86 COMP CONSULTING AP PAYMENT 240404 4130-1427 04/05 1,652.30 3 MARK FINANCIAL ACH Pmt 240405 11127761208 04/05 1,502.00 CHARLES TAYLOR CORP PAY 240405 04/05 1,451.00 SIMPLICIT- 3293 CORP PAY 240405 EBIX30374 04/05 1,450.44 JURS MONTG- 4883 CORP PAY 240405 EBIX30374 04/05 1,416.66 VALMARK FINANCIA PAY ABLES 040424 EBIX 04/05 1,240.71 MARKETING- 5039 CORP PAY 240405 EBIX30374 04/05 1,109.82 CHESAPEAKE- 8040 CORP PAY 240405 EBIX30374 04/05 1,009.43 Proquest LLC -Ge AP-0402202 240405 20742-202307-20 04/05 493.15 LOCKBOX DEPOSIT 04/05 448.50 LOCKBOX DEPOSIT 04/05 446.00 SIMPLICIT- 6902 CORP PAY 240405 EBIX30374 04/05 390.52 LOCKBOX DEPOSIT 04/05 344.00 RETIREMEN- 2327 CORP PAY 240405 EBIX30374 04/05 316.00 TOTAL FINA- 2600 CORP PAY 240405 EBIX30374 04/05 303.49 LOCKBOX DEPOSIT 04/05 263.14 Aon Corporation BK-7358124 240404 BK-7358124 04/05 139.00 BANKCARD MERCH DEP 240404 948907957005015 04/05 136.96 DAVIS FIN- 6010 CORP PAY 240405 EBIX30374 04/05 129.09 BRAINTREE FUNDING 240405 595MSJ 04/05 73.50 AMERICAN Fl-5415 CORP PAY 240405 EBIX30374 04/05 57.46 BRAINTREE FUNDING 240405 7HFVBD 04/05 30.00 PROMEDICA HEALTH AP PAYMENT 240404 1000 -0000012282 04/05 540.00 INCOMING WIRE TRANSFER (MTS N0.240405013911) 04/05 20.00 9265 DBT RETURN—711026 SOUTHWES 526423800-435-97 92 TX 04/08 259,100.52 LOCKBOX DEPOSIT 04/08 72,342.49 BANKCARD MERCH DEP 240405 948907957005015 04/08 59,823.67 BANK OF AMERICA 2003PPD_US 240408 200320001398392 e SA SAA Ad1 1on or......, ‘l on Next D 1ge Member FDIC G:r Equal Housing Lender

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc Main Document Page 54 of 78 ~:E Citizens™ Page 19 of 29 Business Checking w/lnterest for XXXXXX-270-5 Continued Deposits & Credits (Continued) Date Amount Description 04/08 44,735.37 *LINCOLN NATL INVOICE PY 240408 PMT-211602 04/08 40,000.00 *LINCOLN NATL INVOICE PY 240408 PMT-211709 04/08 31,982.72 *LINCOLN NATL INVOICE PY 240408 PMT-211598 04/08 11,424.00 MASSACHUSETTS MU EXPENSES M 240405 EBIINC 04/08 6,960.80 AMERICAN EXPRESS SETTLEMENT 240406 1046396313 04/08 5,000.00 EMPLOYEE BENEFIT ACH 040824 3151 04/08 5,000.00 *LINCOLN NATL INVOICE PY 240408 PMT-211717 04/08 2,030.39 AMERICAN EXPRESS SETTLEMENT 240406 5430020156 04/08 2,000.00 BlueShieldCA PMD PAYMENT 240408 143898 04/08 1,851.47 NFP CORPORATE SE AP PAYMENT 240405 4620-1235 04/08 1,448.90 AMERICAN EXPRESS SETTLEMENT 240407 1046396313 04/08 1,002.00 Acrisure, LLC PAYMENTS 240405 000000000315329 04/08 1,000.00 RETURN SETTLE RETURN 240408 -SETT-AUTO 2 04/08 734.00 *LINCOLN NATL INVOICE PY 240408 PMT-211601 04/08 612.00 *LINCOLN NATL INVOICE PY 240408 PMT-211720 04/08 575.30 ALG ADMIN SVCS ALG ACH 4 240408 157838 04/08 484.00 *LINCOLN NATL INVOICE PY 240408 PMT-211597 04/08 434.64 AMERICAN EXPRESS SETTLEMENT 240407 5430020156 04/08 400.00 M & 0 MARKETING PAY ABLES 040824 EBIX 04/08 194.00 JHN216 Group, In Invoices 240408 e44174963 04/08 148.49 Pager Inc MIS 240408 04/08 146.54 BANKCARD MERCH DEP 240405 948907957005015 04/08 52.26 BRAINTREE FUNDING 240408 J4HBSJ 04/08 50.00 The Hilb Group Bill.com 240408 016HBMTLV3AUOWY 04/08 45.33 PENNMUTUAL 8885 WD ACH IP 240405 10016731 04/08 27.00 KY AGC SIF PAY ABLES 240408 900000006837618 04/08 11.92 BRAINTREE FUNDING 240408 9C2844 04/08 3,340.00 INCOMING WIRE TRANSFER (MTS N0.24040801 0647) 04/09 208,962.60 LOCKBOX DEPOSIT 04/09 52,680.35 BANKCARD MERCH DEP 240408 948907957005015 04/09 25,122.54 UNIVERSAL LIFE I ULICO 240409 L0583 04/09 21,195.73 BIG LOTS STORES EFTPAYMENT 240409 04/09 13,301.89 GUIDANT GLOBAL I PAYABLES 240409 EBIX_CONS_LFG 04/09 6,123.60 PEARL CARROLL & PY04/09/24 240409 OOEB77002 04/09 4,400.31 BANKCARD MERCH DEP 240408 948907957005015 04/09 2,375.00 PACIFIC LIFE INS ACH 240408 AP0013602478 04/09 900.00 LOMAX SOLUTIONS ACH Pmt 240409 11128106608 04/09 675.86 GEORGETOWN FINAN EBIX0324 240409 04/09 288.88 BANKCARD MERCH DEP 240408 948907957005015 04/09 175.00 EDGEWOOD PARTNER VDR INVCES 240409 100920 04/09 98.55 HomeStreet Bank DIRECT PAY 240408 C000001491 04/09 95.19 BRAINTREE FUNDING 240409 GH7GMY 04/09 86.00 Acrisure, LLC PAYMENTS 240408 000000000315786 04/09 70.70 BRAINTREE FUNDING 240409 4PWWY4 04/09 57.46 BRAINTREE FUNDING 240409 4XQ2Q8 04/09 51.18 EXXONMOBILPAY4 EDI PAYMTS 040924 PAY420900398974 04/09 40.04 BROWN & BROWN PAYMENTS 240408 EFT-01693185 04/09 8.03 BROWN & BROWN PAYMENTS 240408 EFT-01693184 04/09 6.60 BROWN & BROWN PAYMENTS 240408 EFT-01693189 r1t:aSt: vt:t: Aud111u 181 1 u0n11auu11 on 1 t:AL rage Member FDIC~ Equal Housing Lender

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc Main Document Page 55 of 78 Page 20 of 29 Business Checking w/lnterest for XXXXXX-270-5 Continued Deposits & Credits (Continued) Date Amount Description 04/09 4.93 BRAINTREE FUNDING 240409 CGDKBD 04/10 75,000.00 lbexis Life Ins Payments 240410 V00315 04/10 74,579.75 AMERICAN EXPRESS SETTLEMENT 240410 4103304663 04/10 52,904.42 Sysco Corporatio PAYMENTS 240410 AY -000063987393 04/10 35,517.00 UNIVERSAL INSURA ACH 240410 04323 04/10 20,714.00 BANKCARD MERCH DEP 240409 948907957005015 04/10 19,649.57 National Western INV PYMT 240410 EBIX 51-0030739 04/10 14,716.17 ALG ADMIN SVCS ALG ACH 4 240410 158859 04/10 11,132.80 EDGEWOOD PARTNER VDR INVCES 240410 101025 04/10 10,877.80 Bkly Tech Svcs L ACH 240409 AP0002373481 04/10 9,041 .00 MSA Worldwide, L PAYMENTS 240409 S20240006040000 04/10 6,120.60 EDGEWOOD PARTNER VDR INVCES 240410 101018 04/10 5,330.00 National Western INV PYMT 240410 EBIX 51-0030739 04/10 4,544.85 LOCKBOX DEPOSIT 04/10 3,058.30 RBC CAPITAL MARK PAYMENTS 240410 04/10 2,007.60 EDGEWOOD PARTNER VDR INVCES 240410 101095 04/10 1,700.00 B BRAUN MEDICAL 121000248 240410 04/10 1,324.93 FIVE POINT COMMU PAYMENTS 240409 26521717 04/10 1,182.41 AMERICAN EXPRESS SETTLEMENT 240410 1046396313 04/10 871.32 EDGEWOOD PARTNER VDR INVCES 240410 101019 04/10 777.66 Relation lnsuran Payment 240409 04/10 740.00 BRAKEBUSH BROTHE PAY ABLES 240410 04/10 282.30 EDGEWOOD PARTNER VDR INVCES 240410 101020 04/10 259.70 EDGEWOOD PARTNER VDR INVCES 240410 101017 04/10 238.13 BRAINTREE FUNDING 240410 DZ6TZ8 04/10 173.09 EDGEWOOD PARTNER VDR INVCES 240410 101027 04/10 151.32 Construction Ins Ach Batch 24041 0 14024319 04/10 73.84 EDGEWOOD PARTNER VDR INVCES 240410 101016 04/10 53.41 EDGEWOOD PARTNER VDR INVCES 240410 101024 04/10 51.74 EDGEWOOD PARTNER VDR INVCES 240410 101022 04/10 34.33 EDGEWOOD PARTNER VDR INVCES 240410 101026 04/10 22.79 National Western INV PYMT 240410 EBIX 51-0030739 04/10 22.54 EDGEWOOD PARTNER VDR INVCES 240410 101023 04/10 22.05 EDGEWOOD PARTNER VDR INVCES 240410 101021 04/10 16.58 501 EAST OLTORF checking 240410 770021975 04/10 6.32 BRAINTREE FUNDING 240410 84CBQ8 04/10 327.66 TRANSFER FROM CHECKING ACCT 060 6316483493 CTZTRF 04/11 64,428.24 LOCKBOX DEPOSIT 04/11 62,054.69 GA FINANCIAL COM ACH 240410 AP0000081733 04/11 36,609.38 HSBC Bank USA, N 5388470446 240410 3306299 04/11 27,243.06 TRUIST CRP TRUIST CRP 240410 0000403065 04/11 21,420.00 KPLLC7115 CORP PAY 240411 04/11 10,499.10 PREFERRED CARE S PAYMENT 240411 SUPPLIER_CONNEC 04/11 9,600.82 IDA- GEN PAYMENTS 240411 04/11 5,180.00 UPRR TRADE PAY 240411 04/11 1,422.47 UTICA MUTUAL INS 04102024 A 240410 656232 04/11 1,099.26 ELECTROLUX-2122 ACH PAYMNT 041124 1001609964 04/11 638.60 PATRIOT GROWTH I PAYMENTS 240411 Ebix Inc 04/11 517.53 BANKCARD MERCH DEP 240410 948907957005015 e SA SAA Ad1 1on or......, ‘l on Next Page Member FDIC G:r Equal Housing Lender

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc Main Document Page 56 of 78 ~:E Citizens™ Page 21 of 29 Business Checking w/lnterest for XXXXXX-270-5 Continued Deposits & Credits (Continued) Date Amount Description 04/11 504.74 BALDWIN RISK PAR DIRECT-PAY 240410 69993764 04/11 371.59 AMERICAN EXPRESS SETTLEMENT 240411 1046396313 04/11 16.58 SFERS REAL ESTA checking 240411 770021975 04/11 14.16 MASSACHUSETTS MU EXPENSES M 240410 EBIINC 04/12 290,978.63 PRUDENTIAL FINAN VEND PYMT 240412 104813 04/12 92,622.98 KNIGHTS OF COLU M APD0120240 240411 10012000001771 04/12 79,909.75 LOCKBOX DEPOSIT 04/12 15,717.64 AMERICAN EXPRESS SETTLEMENT 240412 1046396313 04/12 11,827.32 EDGEWOOD PARTNER VDR INVCES 240412 101599 04/12 4,317.92 BANKCARD MERCH DEP 240411 948907957005015 04/12 3,082.00 INSURANCE- 5886 CORP PAY 240412 EBIX30374 04/12 1,029.10 DESIGNS IN -1947 CORP PAY 240412 EBIX30374 04/12 778.07 ASIANA MANAGEMEN Payment 240412 EBIXI001 04/12 492.56 AMERICAN EXPRESS SETTLEMENT 240412 5430020156 04/12 463.50 PS DEBIT PAY ABLES 240412 EBIX 04/12 190.08 PAl-Operating Ac ACH Pmt 240411 OOCTPAEBI 04/12 66.87 PURITY LIFE HEAL PAYMENT 240410 EBIX 04/12 37.80 BRAINTREE FUNDING 240412 2XQK3J 04/12 57,400.32 INCOMING WIRE TRANSFER (MTS N0.240412006463) 04/12 43,050.24 INCOMING WIRE TRANSFER (MTS N0.240412006471) 04/12 1,782.00 INCOMING WIRE TRANSFER (MTS N0.240412003762) 04/12 15.00 7062 DBT RETURN- 999999 SOUTHWES 800-435-97 92 TX 04/15 300,339.88 LOCKBOX DEPOSIT 04/15 212,816.65 JH LIFFE INS PAYMENT 041524 P11068089 04/15 165,750.10 MAN LIFE INS PAYMENT 041524 P11068104 04/15 110,141.85 Guardian Life In PAYMENTS 240413 1177427 04/15 62,320.93 ZELIS HEALTHCARE 11451 240415 1020418511451 04/15 22,916.90 BANKCARD MERCH DEP 240412 948907957005015 04/15 20,306.00 NL ACCTS PAYABLE AP PAYMENT 240412 284453 04/15 15,187.18 BRIGHTHOUSE PAYMENTS 240412 102CCD043059 04/15 14,612.42 Reliance Standar EDI PYMTS 240415 647131316 04/15 5,584.35 JOHNSON, MIRMIRA EXP REIMB 240411 VEBIXI01 04/15 4,791.66 LOCKBOX DEPOSIT 04/15 2,858.00 J. Safra Inc. SAFRA BANK 240415 V00246 04/15 1,810.55 BUILDERS MUTUAL MISC 240415 EBIX 04/15 1,711.86 BANKCARD MERCH DEP 240412 948907957005015 04/15 1,510.99 BANKCARD MERCH DEP 240412 948907957005015 04/15 1,388.78 FRATES BENEFITS EBIX 240415 14067296 04/15 991.38 BALDWIN RISK PAR DIRECT-PAY 240412 70290997 04/15 750.00 GOODYEAR TIRE PAYMENTS 240415 2125392663 04/15 655.50 MAIN OPER ACCT NARS 240415 0358 04/15 628.30 ALERA GROUP INC DIRECT-PAY 240412 70280396 04/15 606.37 Acrisure, LLC PAYMENTS 240415 000000000318826 04/15 498.26 MERRICK PAYMENT 240415 1003828 04/15 260.00 AMERIPRISE FINAN AFWFACH 240412 240412000001294 04/15 121.00 RBC CAPITAL MARK PAYMENTS 240415 04/15 61.67 BRAINTREE FUNDING 240415 K4KH4P nt:aSt: vt:t: Aud111u 181 1 110nnat1on on ~ext Page Member FDIC~ Equal Housing Lender

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc Main Document Page 57 of 78 Page 22 of 29 Business Checking w/lnterest for XXXXXX-270-5 Continued Deposits & Credits (Continued) Date Amount Description 04/15 41.19 BRAINTREE FUNDING 240415 73JNXJ 04/15 16.58 3838 OAK LAWN checking 240415 770021975 04/15 69,000.00 INCOMING WIRE TRANSFER (MTS N0.240415011730) 04/16 86,527.39 LOCKBOX DEPOSIT 04/16 20,433.79 UNITED STATES SU APAY 240416 04/16 17,550.00 GROUP 1001 INNOV 0000009292 240416 160CCD002555 04/16 4,123.70 RETURN SETTLE RETURN 240416 -SETT-AUTO 2 04/16 3,098.70 CompSourceMutual Invoice 240416 04/16 2,062.71 NFP AP PAYMENT 240415 1010-3938 04/16 1,837.01 AMERICAN EXPRESS SETTLEMENT 240416 5430020156 04/16 1,785.00 HD MOTOR COMPANY PAYMENT 240416 04/16 1,375.00 PENNMUTUAL 8885 WD ACH IP 240415 10017312 04/16 545.20 BANKCARD MERCH DEP 240415 948907957005015 04/16 502.66 TALCOTT-RES LIFE 2410600003 240416 563150756156540 04/16 197.50 PComp PY240416 240416 04/16 192.84 BANKCARD MERCH DEP 240415 948907957005015 04/16 73.52 AMERICAN EXPRESS SETTLEMENT 240416 1046396313 04/16 52.61 BRAINTREE FUNDING 240416 JRQ88P 04/16 41.32 BRAINTREE FUNDING 240416 GWD5K8 04/16 28.73 BRAINTREE FUNDING 240416 D53QGY 04/16 21.22 BRAINTREE FUNDING 240416 4F9YHJ 04/16 .01 #NJK California ACCTVERIFY 240416 04/16 75,000.00 INCOMING WIRE TRANSFER (MTS N0.240416008567) 04/16 13,283.37 INCOMING WIRE TRANSFER (MTS N0.240416008642) 04/17 102,975.16 BANKCARD MERCH DEP 240416 948907957005015 04/17 80,058.19 LOCKBOX DEPOSIT 04/17 40,820.45 ZELIS HEALTHCARE 11491 2404171020459611491 04/17 16,348.52 INTERNATIONAL PA TRADE PAY 240417 04/17 10,615.00 SOUTHEAST IOWA R PAYMENT 240417 SUP001393 04/17 6,846.37 INTUIT 63392764 BILL_PAY 041224 CLAREMONT INSUR 04/17 2,324.28 BALDWIN RISK PAR DIRECT-PAY 240416 70503926 04/17 208.50 Robert W. Baird PAYMENT 240417 0000024103 04/17 147.00 NEDASTRA HOLDING EDI PYMNTS 240417 01-301520000173 04/17 89.00 CENTERSTONEI4386 ACH0415AP 240417 DISB646150 04/17 41.19 BRAINTREE FUNDING 240417 2VDWSJ 04/18 114,502.37 LOCKBOX DEPOSIT 04/18 111,041.75 FMR LLC US-JPM-CCD 041824 2597258 04/18 104,290.58 USAA CASH CONCE 240418 220000002553 04/18 65,437.47 Symetra Fina 02 PAY ABLES 240418 EBIINC01 04/18 61,592.75 ATHENE LIFE INS. PAYMENTS 240418 289010 04/18 41,897.00 BANKCARD MERCH DEP 240417 948907957005015 04/18 40,000.00 PHREESIAINC PAYMENT 240418 SUP-101496 04/18 37,862.00 KNIGHTS OF COLUM APD0120240 240418 10012000001903 04/18 22,402.90 METLIFESERVSOLUT DIRECT PAY 240416 0000005251 04/18 18,802.80 SECURITY MUTUAL 11011 240417 009821706138120 04/18 15,863.57 PREFERRED CARES PAYMENT 240418 SUPPLIER_CONNEC f’lease See Additional Information on Next Page Member FDIC G:r Equal Housing Lender

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc Main Document Page 58 of 78 ~:E Citizens™ Page 23 of 29 Business Checking w/lnterest for XXXXXX-270-5 Continued Deposits & Credits (Continued) Date Amount Description 04/18 14,027.86 PREFERRED CARES PAYMENT 240418 SUPPLIER_CONNEC 04/18 8,197.28 Integrity Market Bill.com 240418 016KVFIAU3B8UKX 04/18 5,786.00 AMERIPRISE FINAN AFWFACH 240417 240417000000701 04/18 1,599.00 PREFERRED CARES PAYMENT 240418 SUPPLIER_CONNEC 04/18 1,209.80 AGENCY SERVICES CORP PAY 240418 EBIX 04/18 559.00 MAl CAPITAL MANA VDR INVCES 240417102009 04/18 458.75 AMERICAN EXPRESS SETTLEMENT 240418 5430020156 04/18 191.26 MASSACHUSETTS MU EXPENSES M 240417 EBIINC 04/18 153.00 MASSACHUSETTS MU EXPENSES M 240417 EBIINC 04/18 137.06 MASSACHUSETTS MU EXPENSES M 240417 EBIINC 04/18 76.00 BRAINTREE FUNDING 240418 BXYZDP 04/18 15.00 MICLAIMOPERATING CASH DISB 240418 EBIX 04/18 10.34 CONFIE ADMINISTR EDI PYMNTS 240418 0992099-IN 04/19 163,873.07 LOCKBOX DEPOSIT 04/19 38,567.62 FGBS FGBS JPM C 240419 7388 04/19 35,280.00 SUN LIFE SLOC CCD 240417 0000001403 04/19 7,826.05 AMERICAN EXPRESS SETTLEMENT 240419 1046396313 04/19 5,000.00 MASSACHUSETTS MU EXPENSES M 240418 EBIINC 04/19 1,288.75 MSRB PAY ABLES 041824 V2087 04/19 648.00 MIDWESTER- 3662 PAYMENT 041724 EBIXI001 04/19 396.90 JANNEY PAYMENT 240419 E1000769 04/19 386.90 GUIDEONE INSURAN GUIDEONE I 240418 SUP0244 04/19 350.00 LIFEPRO Fl- 8222 CORP PAY 240419 EBIX30374 04/19 106.35 FCB PAYMENTS 240419 31088 04/19 52.61 BRAINTREE FUNDING 240419 67Z7XJ 04/19 21.00 OpenSesame Bill.com 240419 014YLJAUOAYY1PP 04/19 118.03 CREDIT MEMO DIN 0748011890 170.52 CAD @ 0.6922 118.03 USD 04/22 147,899.68 LOCKBOX DEPOSIT 04/22 143,398.78 BANKCARD MERCH DEP 240419 948907957005015 04/22 48,570.70 ALLEGIANCE BENEF PAY ABLES 041924 ACCLAMATION SYS 04/22 36,050.00 AMERIPRISE FINAN AFWFACH 240419 240419000000701 04/22 10,927.27 *LINCOLN NATL INVOICE PY 240422 PMT-212213 04/22 9,652.00 230- Circle K S VENDPMT 240422 2135044 04/22 9,602.37 BANKCARD MERCH DEP 240419 948907957005015 04/22 7,623.92 SAGICOR LIFE INS SAGICORPMT 042224 VEBI001 04/22 4,309.00 UBS BU BATCH 240422 04/22 2,909.00 AMERICAN INTER02 EDI PYMT 041924 2000012164 04/22 2,726.39 DMI MARKETING IN AchBatch 240422 21821455 04/22 2,724.00 LTCI PARTNERS, LAP PAYMENT 240419 4020-1123 04/22 2,700.00 AMERICAN INTER02 EDI PYMT 041924 2000012165 04/22 1,598.00 CETERA FINANCIAL ACHLB04192 240422 976640 04/22 1,500.00 LTCI PARTNERS, LAP PAYMENT 240419 4020-1123 04/22 940.00 STANFORD UN IVERS SU DIRECT 240420 3281038 04/22 556.50 UBS BU BATCH 240422 04/22 289.00 NFP CA INSURANCE AP PAYMENT 240419 4600-1107 04/22 202.05 BWD GROUP AP PAYMENT 240419 2103-1013 s A d 1 or on ~ext Page Member FDIC~ Equal Housing Lender

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc Main Document Page 59 of 78
Page 24 of 29

Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits (Continued)

Date	Amount	Description
04/22	193.32	ROSE & KIERNAN, AP PAYMENT 240419 5525-1298
04/22	57.46	BRAINTREE FUNDING 240422 7NDZDP
04/22	52.78	BRAINTREE FUNDING 240422 DMTT6D
04/22	33.26	BRAINTREE FUNDING 240422 2MWY8P
04/22	2,802.83	TRANSFER FROM CHECKING ACCT 060 6316483493 CTZTRF
04/23	806,377.15	DEPOSIT
04/23	198,449.04	LOCKBOX DEPOSIT
04/23	158,183.93	LOCKBOX DEPOSIT
04/23	41,899.68	+Lincoln Nationa EDI PYMNTS 240423 vViGadqGVI
04/23	41,899.68	+Lincoln Nationa EDI PYMNTS 240423 MYQCmM5DwU
04/23	28,180.16	GROUP 1001 INNOV 0000009309 240423 160CCD002605
04/23	27,042.30	AMERICAN EXPRESS SETTLEMENT 240423 4103304663
04/23	23,284.97	ZENITH AMERICAN DIRECT-PAY 240422 70944681
04/23	11,148.00	FMR LLC US-JPM-CCD 042324 2599896
04/23	11,024.00	+Lincoln Nationa EDI PYMNTS 240423 Ub4Yi9qgVV
04/23	8,743.22	MASSMUTUAL ASCND EFT PYMT 240422 EBIX INC
04/23	7,679.70	+Lincoln Nationa EDI PYMNTS 240423 bT7VRKVG4i
04/23	5,505.58	ADVANTEST PAYMENTS 240423 683136
04/23	4,646.51	FOUNDERSSEC2823 CREDITS 240422
04/23	4,455.00	Symetra Fina 02 PAYABLES 240423 EBIINC01
04/23	2,349.95	BIG LOTS STORES EFTPAYMENT 240423
04/23	2,041.41	HSBC Bank USA, N 5417361448 240422 3327107
04/23	1,840.00	EQUITABLE FINANC DIRECT PAY 240423 RG00030931
04/23	622.29	Brookfield Power 3/134556/1 240423 134556/240423/1
04/23	477.00	+Lincoln Nationa EDI PYMNTS 240423 hXmCehjt33
04/23	477.00	+Lincoln Nationa EDI PYMNTS 240423 KvDqhnbD7i
04/23	303.94	AMERICAN EXPRESS SETTLEMENT 240423 1046396313
04/23	186.12	The Hilb Group Bill.com 240423 014KJJVBTWCZV3I
04/23	101.27	BANKCARD MERCH DEP 240422 948907957005015
04/23	9.74	BRAINTREE FUNDING 240423 3KMZ84
04/24	346,570.29	FMR LLC US-JPM-CCD 042424 2600582
04/24	185,212.08	LOCKBOX DEPOSIT
04/24	108,145.46	Merative US L.P. PAYMENTS 240424 4155
04/24	63,954.51	ACS BENEFIT SERV INV PMT 240424
04/24	62,827.13	EQUITABLE FINANC DIRECT PAY 240424 RG00030931
04/24	54,375.28	BANKCARD MERCH DEP 240423 948907957005015
04/24	51,082.34	BRIGHTHOUSE PAYMENTS 240423 102CCD043228
04/24	50,000.00	EQUITABLE FINANC DIRECT PAY 240424 RG00002102
04/24	43,139.09	AMERICAN EXPRESS SETTLEMENT 240424 1046396313
04/24	40,861.62	PRUDENTIAL FINAN VEND PYMT 240424 597927
04/24	3,741.61	ZELIS HEALTHCARE 11611 240424 1020829211611
04/24	1,345.31	FIVE POINT COMMU PAYMENTS 240423 26946696
04/24	792.00	ONEOK, INC 4799903035 240424 479990
04/24	204.54	BRAINTREE FUNDING 240424 BSPPWY
04/24	198.00	Relation Insuran Payment 240423
04/24	48.00	ESKENAZI HEALTH ESKENAZI 240423
04/24	45.08	BRAINTREE FUNDING 240424 GV64RD
04/24	28.73	BRAINTREE FUNDING 240424 6VXDBY
04/24	250.00	TRANSFER FROM CHECKING ACCT 060 6316483493 CTZTRF

Please See Additional Information on Next Page

Member FDIC Equal Housing Lender

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc Main Document Page 60 of 78 ~:E Citizens™ Page 25 of 29 Business Checking w/lnterest for XXXXXX-270-5 Continued Deposits & Credits (Continued) Date Amount Description 04/25 121,071.90 AMERICAN EXPRESS SETTLEMENT 240425 1046396313 04/25 78,169.96 EQUITABLE FINANC DIRECT PAY 240425 RG00030931 04/25 44,663.06 BANKCARD MERCH DEP 240424 948907957005015 04/25 41,899.68 +Lincoln Nationa EDI PYMNTS 240425 VU778U7H2a 04/25 28,566.70 LOCKBOX DEPOSIT 04/25 18,350.00 AMERICAN INTER02 EDI PYMT 042424 2000012726 04/25 16,878.75 ASPIDA LIFE INSU ALIC ACH R 240425 164676 04/25 16,613.08 BANKCARD MERCH DEP 240424 948907957005015 04/25 6,044.00 +LFA Limited Lia EDI PYMNTS 240425 pdSNRbZftj 04/25 4,400.97 BSA VENDORPMT 240424 EBIXIN001 04/25 3,950.00 DIVERSIFIED BNFT PAYMENTS 240425 04/25 3,777.84 +Lincoln Nationa EDI PYMNTS 240425 s7071pqmbK 04/25 1,600.00 UTICA MUTUAL INS EFT MANUAL 240424 659905 04/25 1,221.36 MWH CONSTRUCTORS AP PAYMENT 240425 EBI0001 04/25 490.00 ICW Group Coupa Pay 240425 10418211 04/25 477.00 +Lincoln Nationa EDI PYMNTS 240425 W4zrmtmWP9 04/25 444.06 LOCKBOX DEPOSIT 04/25 403.89 LOCKBOX DEPOSIT 04/25 390.52 LOCKBOX DEPOSIT 04/25 383.80 LOCKBOX DEPOSIT 04/25 322.20 BANKCARD MERCH DEP 240424 948907957005015 04/25 262.50 Society lnsuranc Mise 240425 EBIX 04/25 209.79 LEVEL FOUR INSUR PAYROLL 240425 04/25 160.14 Sequoia Living I EDI PYMNTS 240425 00020123 04/25 148.57 BRAINTREE FUNDING 240425 45J2Y4 04/25 101.00 Marsh and McLenn PAYMENTS 240425 2507569 04/25 68.00 ALLIANTINOPER617 PREAUTHPAY 240425 EBIXINC-01 04/25 58.63 lnsurica Cntr OK DISTRIBUTE 240424 EBIXINC-01 04/25 48.24 GARDEN GROVE PC CLEAR 240425 V01372 04/25 28.73 BRAINTREE FUNDING 240425 CWVK3J 04/25 11.41 US Administrator VENDORPMT 240424 EBIXIN001 04/25 4.50 Arrowood Arrowpoint 240425 V-011 03 04/25 .74 TOMMIE WILLS ACCTVERIFY 240424 04/25 .11 TOMMIE WILLS ACCTVERIFY 240424 04/26 213,356.28 SUN LIFE SLOC CCD 240424 0000001583 04/26 126,205.27 BANKCARD MERCH DEP 240425 948907957005015 04/26 79,500.00 Aon Corporation BK-7396939 240425 BK-7396939 04/26 59,908.73 M Financial Payment 042624 00000230/2 04/26 26,966.71 LOCKBOX DEPOSIT 04/26 21,218.00 BANKCARD MERCH DEP 240425 948907957005015 04/26 14,993.74 BANKCARD MERCH DEP 240425 948907957005015 04/26 13,076.61 BANKCARD MERCH DEP 240425 948907957005015 04/26 10,000.00 ZENITH AMERICAN DIRECT-PAY 240425 71249547 04/26 5,100.00 LPL FINANCIAL 042424_LPL 240426 158190 04/26 4,000.00 MARYKNOLL F N B AP 240426 20091 04/26 3,266.25 Guardian Life In PAYMENTS 240426 1196244 04/26 1,714.33 DUCK CREEK TECHN 36321 240425 231507 04/26 1,136.00 AGIA805 566 9191 AGIA INC 240425 EFT000000010763 04/26 1,114.89 Hotaling Group I EBIX, INC. 042624 04/26 1,000.00 BROOKFIELD HOSPI CASH CONC 240425 01066977 nt:aSt: vt:t: Aud111u 181 1 u0n11auu11 on 1 t:AL Page Member FDIC~ Equal Housing Lender

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc Main Document Page 61 of 78 Page 26 of 29 Business Checking w/lnterest for XXXXXX-270-5 Continued Deposits & Credits (Continued) Date Amount Description 04/26 650.00 CITY OF TULSA ACH OP 240425 1295 04/26 600.00 INSURANCE TECH PAYMENT 240426 707 04/26 519.50 AMERICAN EXPRESS SETTLEMENT 240426 1046396313 04/26 515.00 MSIS, Inc. ePay 240426 04/26 303.00 ARROWHEADGENERAL PAYMENT 240425 04/26 225.00 Relation lnsuran Payment 240425 04/26 221.00 Integrated Marke AchBatch 240426 EBIX 04/26 128.94 lnterfor Corpora EDI PYMNTS 240426 10688 04/26 126.25 Relation lnsuran Payment 240425 04/26 63.00 SEDGWICK COUNTY AP PAYMENT 240426 04/26 58.00 UTAH TRANSIT AUT UTA EFT 240426 1455920 04/26 22.99 BRAINTREE FUNDING 240426 DPMH6Y 04/26 19.00 BRAINTREE FUNDING 240426 2KH8RD 04/29 184,886.07 BANKCARD MERCH DEP 240426 948907957005015 04/29 77,519.74 PACIFIC LIFE INS ACH 240426 AP0013661377 04/29 65,121.50 Ameritas Life In X001ACH 240429 X0010000012140 04/29 59,639.71 ZELIS HEALTHCARE 11661 2404261020847311661 04/29 25,000.00 STANDARD INSURAN VENDOR PAY 240426 SUPPLIER_CONNEC 04/29 22,807.73 EDWARD JONES EDI PYMNTS 240429 01656405 04/29 17,410.00 Ameritas Life In X001ACH 240429 X0010000012141 04/29 15,330.39 LOCKBOX DEPOSIT 04/29 9,800.00 CAA OP ceo Ebix Inc 240429 04/29 5,100.00 LPL FINANCIAL 042524_LPL 240427 158291 04/29 4,514.50 REGIONS BANK AP VEND PYMT 240425 E4400 04/29 4,070.00 BROWN & BROWN PAYMENTS 240426 EFT-01728642 04/29 2,306.99 VDDC Checking C1 042924 042924 ET000236 04/29 1,243.00 CHARLES TAYLOR CORP PAY 240429 04/29 700.00 BROWN & BROWN PAYMENTS 240426 EFT-01728643 04/29 567.00 CHARLES TAY 0428 CORP PAY 240429 04/29 341.40 BROWN & BROWN PAYMENTS 240426 EFT-01728713 04/29 221 .38 BANKCARD MERCH DEP 240426 948907957005015 04/29 106.30 WILSON ELECTRIC WILSON ELE 240429 4580 04/29 91.61 BRAINTREE FUNDING 240429 364NMD 04/29 51.85 BROWN & BROWN PAYMENTS 240426 EFT-01728695 04/29 38.00 Goddard Systems EDI PYMNTS 240429 VENDPYMT1156 04/29 28.73 BRAINTREE FUNDING 240429 DNJTHJ 04/29 21.38 MIDLAND NATIONAL ACCTPAYABL 240425 100019000651992 04/29 11.81 BRAINTREE FUNDING 240429 CYZDHJ 04/29 9.83 Nashville Wire Payables 240429 SUP0000360 04/29 37.88 8643 DBT RETURN- 999999 MICROSOFT*Ads —Las Vegas NV 04/30 150,633.79 Ensight Q1 2024 240430 e45709361 04/30 143,050.39 LOCKBOX DEPOSIT 04/30 77,523.97 MASSACHUSETTS MU EXPENSES M 240429 EBIINC 04/30 70,241.25 AMERIPRISE FINAN AFWFACH 240429 240429000000701 04/30 67,243.05 EDWARD JONES EDI PYMNTS 240430 01656660 04/30 66,844.75 JPMORGAN CHASE B PAYMENT 240430 04/30 59,646.79 FORETHOUGHT LIFE ACH 240429 AP0000082344 04/30 40,000.00 PHREESIAINC PAYMENT 240429 SUP-101496 04/30 35,517.00 UNIVERSAL INSURA ACH 240430 04323 04/30 28,968.75 MASSACHUSETTS MU EXPENSES M 240429 EBIINC e SA SAA Ad1 1on or......, ‘l on Next Page Member FDIC G:r Equal Housing Lender

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc Main Document Page 62 of 78 ~:E Citizens™ Page 27 of 29 Business Checking w/lnterest for XXXXXX-270-5 Continued Deposits & Credits (Continued) Date Amount Description 04/30 26,903.12 MASSACHUSETTS MU EXPENSES M 240429 EBIINC 04/30 24,668.15 FORETHOUGHT LIFE ACH 240429 AP0000082343 04/30 22,038.37 AMERICAN FAMILY PAYMENT 240429 240429EBIX INC 04/30 16,922.53 REDIRECT HEALTH VENDOR 240430 04/30 13,699.67 BALDWIN RISK PAR DIRECT-PAY 240429 71454321 04/30 11,424.00 MASSACHUSETTS MU EXPENSES M 240429 EBIINC 04/30 11,397.85 TALCOTT-RES LIFE 2412000004 240430 563271256167730 04/30 10,720.00 MASSACHUSETTS MU EXPENSES M 240429 EBIINC 04/30 9,237.80 AIRPRODUCTS 9621 EDI PAYMNT 043024 US102000179022 04/30 8,016.13 ARTHUR J GALLAGH DOMTZZ2008 240429 002EFTI034891 04/30 5,102.00 WESTERN SOUTHERN EDI PYMNTS 240430 02000011696 04/30 4,369.33 TRANSAMERICA LIF PAY ABLES 240430 0770021975 04/30 4,253.47 GA FINANCIAL COM ACH 240429 AP0000082419 04/30 4,129.87 WASTE MANAGEMENT DOMTBOA033 240430 9000450590 04/30 2,919.75 JOHNS HOPKINS AP TRADE PAY 240430 04/30 2,500.00 METLIFESERVSOLUT DIRECT PAY 240426 0000005251 04/30 1,976.43 BIG LOTS STORES EFTPAYMENT 240430 04/30 1,881.30 STANDARD INSURAN VENDOR PAY 240429 SUPPLIER_CONNEC 04/30 1,500.00 PINNACLE OPERATI ECHECKPAY 2404291000003989 04/30 1,483.25 MASSACHUSETTS MU EXPENSES M 240429 EBIINC 04/30 1,206.80 AGENCY SERVICES CORP PAY 240430 EBIX 04/30 1,195.49 DESIGNER BRANDS EDI PYMNTS 240430 44289 04/30 1,062.50 MASSACHUSETTS MU EXPENSES M 240429 EBIINC 04/30 775.05 Relation lnsuran Payment 240429 04/30 731.02 NORDSTROM INC NORD ACH 240430 111559566 04/30 544.38 OSCARMANAGEMENTC EDI PYMNTS 240430 100989076452248 04/30 521.52 BROWN & BROWN PAYMENTS 240429 EFT-01728887 04/30 506.25 TRANSAMERICA LIF PAY ABLES 240430 0770021975 04/30 284.75 MASSACHUSETTS MU EXPENSES M 240429 EBIINC 04/30 265.63 MASSACHUSETTS MU EXPENSES M 240429 EBIINC 04/30 225.00 Western Growers ECHECKPAY 240429 1000048795 04/30 200.01 NATIONAL BROKERA Ven Co 240430 Vendor 11 04/30 107.00 Hibu Inc AP PAYMENT 240430 036076150 04/30 106.00 ONEGAS PAYMENTS 240430 1293776 04/30 95.51 BRAINTREE FUNDING 240430 7BQDHJ 04/30 78.83 AMERICAN EXPRESS SETTLEMENT 240430 1046396313 04/30 57.46 BRAINTREE FUNDING 240430 F2QY6D 04/30 50.00 TRANSAMERICA LIF PAY ABLES 240430 0770021975 04/30 48.00 ALERA GROUP INC DIRECT-PAY 240429 71464217 04/30 1.55 EDGEWOOD PARTNER VDR INVCES 240430 102906 04/30 1.32 Excel Industries VENDOR PMT 240430 04/30 70,545.00 INCOMING WIRE TRANSFER (MTS N0.240430017850) 04/30 3,340.00 INCOMING WIRE TRANSFER (MTS N0.240430016539) Please See Add1t1onal l11format1on on ~ext Page Member FDIC~ Equal Housing Lender

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc Main Document Page 63 of 78 Page 28 of 29 Business Checking w/lnterest for XXXXXX-270-5 Continued Daily Balance Current Balance Date Balance Date Balance Date Balance = 9,278,117.21 04/01 14,738,581.22 04/11 11,479,731.78 04/22 11,843,551.83 04/02 12,457,303.35 04/12 11,588,215.23 04/23 13,145,884.93 04/03 12,422,824.91 04/15 12,577,604.1 0 04/24 12,672,756.05 04/04 12,085,431.95 04/16 11,562,281.06 04/25 12,296,288.15 04/05 12,371,054.21 04/17 11 ,586,329.22 04/26 11,411,003.76 04/08 12,884,143.00 04/18 11 ,491 ,524.65 04/29 10,651,968.99 04/09 11,889,536.15 04/19 11 ,424,444. 74 04/30 9,278,117.21 04/10 12,142,691.17

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc Main Document Page 64 of 78

Citizens™

Page 29 of 29

Checking Account Balance Worksheet

Before completing this worksheet, please be sure to adjust your checkbook register balance by

- Adding any interest earned
- Subtracting any fees or other charges

1 Your current balance on this statement

$ ____________ Current Balance

2 List deposits which do not appear on this statement

Date	Amount	Date	Amount

+ $ ____________ Total of 2

3 Subtotal by adding 1 and 2

= $ ____________ Subtotal of 1 and 2

4 List outstanding checks, transfers, debits, POS purchases or withdrawals that do not appear on this statement.

Date/ Check No.	Amount	Date/ Check No.	Amount

- $ ____________ Total of 4

5 Subtract 4 from 3. This should match your checkbook register balance.

= $ ____________ Total

CUSTOMER SERVICE

If you have any questions regarding your account or discover an error, call the number shown on the front of your statement or write to us at the following address:

Citizens
Customer Service Center
P.O. Box 42001
Providence, RI 02940-2001

Change of Address

Please call the number shown at the front of your statement to notify us of a change of address.

DEPOSIT ACCOUNTS ARE NON-TRANSFERABLE

Personal deposit accounts, such as CD's and savings accounts, cannot be transferred to another person or to a corporate entity.

Citizens is a brand name of Citizens Bank, N.A. REV 12/22

ELECTRONIC TRANSFERS

In Case of Errors or Questions About Your Electronic Transfers

(For Consumer Accounts Used Primarily for Personal, Family or Household Purposes)

Telephone us at the customer service number provided on Page 1 of this statement or write to us at the customer service address provided as soon as you can, if you think your statement or receipt is wrong or if you need more information about an electronic transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

- Tell us your name and account number, if any.
- Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information.
- Tell us the dollar amount of the suspected error and, if possible, the date it appeared on your statement or receipt.
- It will be helpful to us if you also give us a telephone number at which you can be reached in case we need any further information.

For consumer accounts used primarily for personal, family, or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account) to do this, we will credit your account for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation.

(For other accounts, we investigate, and if we find we have made an error, we credit your account at the conclusion of our investigation.)

OVERDRAFT LINES OF CREDIT BILLING RIGHTS SUMMARY

What To Do If You Think You Find A Mistake On Your Statement:

If you think there is an error on your statement write to us at the customer service address provided as soon as possible.

In your letter, give us the following information:

- Account information: Your name and account number.
- Dollar amount: The dollar amount of the suspected error.
- Description of Problem: If you think there is an error on your bill, describe what you believe is wrong and why you believe it is a mistake.

You must contact us within 60 days after the error appeared on your statement. You must notify us of any potential errors in writing. You may call us, but if you do we are not required to investigate any potential errors and you may have to pay the amount in question. While we investigate whether or not there has been an error the following are true:

- We cannot try to collect the amount in question or report you as delinquent on that amount.
- The charge in question may remain on your statement and we may continue to charge you interest on that amount. But, if we determine that we made a mistake, you will not have to pay the amount in question or any interest or other fees related to that amount.
- While you do not have to pay the amount in question, you are responsible for the remainder of your balance.
- We can apply any unpaid amount against your credit limit.

INTEREST CHARGE CALCULATIONS FOR OVERDRAFT LINE OF CREDIT ACCOUNTS BASED ON AVERAGE DAILY BALANCE COMPUTATION METHOD

Calculating your Interest Charge

We calculate the interest charge on your Overdraft Line by applying the Daily Periodic Rate to the Average Daily Balance. Then, we multiply that result by the number of days in the billing cycle in which a balance is owed on your Overdraft Line. This gives us the total interest charge for that billing period.

Calculating your Average Daily Balance

To calculate the average daily balance, we take the beginning balance of you Overdraft Line each day (which does not include any unpaid interest charges or fees), add any new loan advances as of the date of those advances and subtract any payments or credits. This gives us the daily balance. Then, we add all the daily balances for the billing cycle together and divide the total by the number of days in the billing cycle. This gives us the average daily balance of your account.

Credit Bureau Reporting

We may report information about your Overdraft Line to credit bureaus for each joint account holder of your checking account. Late payments, missed payments, or other defaults on your Overdraft Line may be reflected in your credit report. If you believe we have furnished inaccurate or incomplete information to a credit reporting agency, write to us at the consumer service address provided and include your name, address, account number, and description of what you believe is inaccurate or incomplete.

Thank you for banking with Citizens.

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc
Main Document Page 65 of 78

Citizens™

US747 | BR558 | 15
ROP 450
P.O. Box 7000
Providence, RI 02940

Commercial Account Statement

Page 1 of 4

Beginning April 01, 2024
through April 30, 2024

Questions? Contact us today:

CALL:
Commercial Account Customer Service
1-800-862-6200

VISIT:
Access your account online:
citizensbank.com

MAIL:
Citizens
Customer Service Center
P.O. Box 42001
Providence, RI 02940-2001

EBIX INC
DEBTOR IN POSSESSION CASE 23-80004
PAYROLL
1 EBIX WAY
JOHNS CREEK GA 30097-5801

Your new Citizens Debit Mastercard® is accepted at over 14 million locations in the US, including Costco, restaurants, hotels, and gas stations. Plus, it can be used to automatically pay monthly bills and subscriptions. Purchases at some locations may require a PIN.

Mastercard is a registered trademark, and the circles design is a trademark of Mastercard International Incorporated.

EBIX INC
DEBTOR IN POSSESSION CASE 23-80004
PAYROLL
Business Checking w/Interest
XXXXXX-349-3

Business Checking w/Interest for XXXXXX-349-3

Balance Calculation		
Previous Balance		.00
Checks	-	27,355.10
Debits	-	3,524,597.59
Deposits & Credit	+	3,551,952.69
Interest Paid	+	.00
Current Balance	=	.00

Balance	
Average Daily Balance	.00
Interest	
Current Interest Rate	.00%
Annual Percentage Yield Earned	.00%
Number of Days Interest Earned	30
Interest Earned	.00
Interest Paid This Year	.00

You can waive the monthly maintenance fee of $17.99 by maintaining an average daily balance in your account of $15,000 .

Your average daily balance* used to qualify this statement period is: $0

Your next statement period will end on May 31, 2024.

*The Average Daily Balance used to calculate interest on your account may differ from the average daily balance used to determine if your monthly maintenance fee is waived due to minor differences in how we calculate these amounts.

Please See Additional Information on Next Page

Member FDIC Equal Housing Lender

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc Main Document Page 66 of 78 Page 2 of 4 Business Checking w/lnterest for XXXXXX-349-3 Continued TRANSACTION DETAILS FOR COMMERCIAL CHECKING ACCOUNT ENDING 349-3 Checks (Note- checks that are present out of numeric sequence are denoted with an asterisk(*)) Previous Balance Check# Amount Date Check# Amount Date .00 580 379.73 04/02 591 294.66 04/24 Total Checks 581 336.54 04/01 592 250.00 04/23 27,355.10 582 250.00 04/03 1007* 3,472.61 04/09 586* 641.24 04/12 1008 2,835.12 04/15 587 33.00 04/09 1009 10,612.77 04/15 588 294.66 04/09 1010 1,600.73 04/25 589 250.00 04/10 1011 5,462.81 04/25 590 641.23 04/29 Debits** Total Debits **May include checks that have been processed electronically by the payee/merchant. 3,524,597.59 Date Amount Description Other Debits 04/02 1,629,283.23 OUTGOING WIRE TRANSFER (MTS N0.240402007278) 04/02 78,334.02 OUTGOING WIRE TRANSFER (MTS N0.240402011879) 04/02 153,363.15 OUTGOING WIRE TRANSFER (MTS N0.240402011880) 04/03 200.00 TRANSFER TO CHECKING ACCT 060 6316482705 CTZTRF 04/10 327.66 TRANSFER TO CHECKING ACCT 060 6316482705 CTZTRF 04/11 109,937.36 OUTGOING WIRE TRANSFER (MTS N0.240411 00851 0) 04/11 793,219.43 OUTGOING WIRE TRANSFER (MTS N0.240411 008509) 04/22 2,802.83 TRANSFER TO CHECKING ACCT 060 6316482705 CTZTRF 04/24 250.00 TRANSFER TO CHECKING ACCT 060 6316482705 CTZTRF 04/25 74,295.63 OUTGOING WIRE TRANSFER (MTS N0.240425003409) 04/25 682,584.28 OUTGOING WIRE TRANSFER (MTS N0.240425003417) Please See Additional Information on Next Page Member FDIC G:r Equal Housing Lender

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc
Main Document Page 67 of 78

Citizens™

Page 3 of 4

Business Checking w/Interest for XXXXXX-349-3 Continued

Deposits & Credits

Date	Amount	Description
04/01	336.54	TRANSFER FROM CHECKING ACCT 060 6316482705 CTZTRF
04/02	1,861,360.13	TRANSFER FROM CHECKING ACCT 060 6316482705 CTZTRF
04/03	200.00	Paycom Payroll L PAYMENTS 240403 424956
04/03	250.00	TRANSFER FROM CHECKING ACCT 060 6316482705 CTZTRF
04/09	3,800.27	TRANSFER FROM CHECKING ACCT 060 6316482705 CTZTRF
04/10	294.66	ARP ADJUSTMENT CK588 10 REFER TO MAKER 65086387
04/10	33.00	ARP ADJUSTMENT CK587 10 REFER TO MAKER 65086386
04/10	250.00	TRANSFER FROM CHECKING ACCT 060 6316482705 CTZTRF
04/11	903,156.79	TRANSFER FROM CHECKING ACCT 060 6316482705 CTZTRF
04/12	641.24	TRANSFER FROM CHECKING ACCT 060 6316482705 CTZTRF
04/15	13,447.89	TRANSFER FROM CHECKING ACCT 060 6316482705 CTZTRF
04/22	2,802.83	Paycom Payroll L PAYMENTS 240422 463512
04/23	250.00	TRANSFER FROM CHECKING ACCT 060 6316482705 CTZTRF
04/24	250.00	ARP ADJUSTMENT CK592 10 REFER TO MAKER 65056007
04/24	294.66	TRANSFER FROM CHECKING ACCT 060 6316482705 CTZTRF
04/25	763,943.45	TRANSFER FROM CHECKING ACCT 060 6316482705 CTZTRF
04/29	641.23	TRANSFER FROM CHECKING ACCT 060 6316482705 CTZTRF

Total Deposits & Credits

+ 3,551,952.69

Daily Balance

Date	Balance	Date	Balance	Date	Balance
04/01	.00	04/11	.00	04/23	.00
04/02	.00	04/12	.00	04/24	.00
04/03	.00	04/15	.00	04/25	.00
04/09	.00	04/22	.00	04/29	.00
04/10	.00				

Current Balance

= .00

Member FDIC Equal Housing Lender

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc Main Document Page 68 of 78

Citizens™

Page 4 of 4

Checking Account Balance Worksheet

Before completing this worksheet, please be sure to adjust your checkbook register balance by

- Adding any interest earned
- Subtracting any fees or other charges

1 Your current balance on this statement

$ ________ Current Balance

2 List deposits which do not appear on this statement

Date	Amount	Date	Amount

+ $ ________ Total of 2

3 Subtotal by adding 1 and 2

= $ ________ Subtotal of 1 and 2

4 List outstanding checks, transfers, debits, POS purchases or withdrawals that do not appear on this statement.

Date/ Check No.	Amount	Date/ Check No.	Amount

- $ ________ Total of 4

5 Subtract 4 from 3. This should match your checkbook register balance.

= $ ________ Total

CUSTOMER SERVICE

If you have any questions regarding your account or discover an error, call the number shown on the front of your statement or write to us at the following address:

Citizens
Customer Service Center
P.O. Box 42001
Providence, RI 02940-2001

Change of Address

Please call the number shown at the front of your statement to notify us of a change of address.

DEPOSIT ACCOUNTS ARE NON-TRANSFERABLE

Personal deposit accounts, such as CD's and savings accounts, cannot be transferred to another person or to a corporate entity.

Citizens is a brand name of Citizens Bank, N.A. REV 12/22

ELECTRONIC TRANSFERS

In Case of Errors or Questions About Your Electronic Transfers

(For Consumer Accounts Used Primarily for Personal, Family or Household Purposes)

Telephone us at the customer service number provided on Page 1 of this statement or write to us at the customer service address provided as soon as you can, if you think your statement or receipt is wrong or if you need more information about an electronic transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

- Tell us your name and account number, if any.
- Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information.
- Tell us the dollar amount of the suspected error and, if possible, the date it appeared on your statement or receipt.
- It will be helpful to us if you also give us a telephone number at which you can be reached in case we need any further information.

For consumer accounts used primarily for personal, family, or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account) to do this, we will credit your account for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation.

(For other accounts, we investigate, and if we find we have made an error, we credit your account at the conclusion of our investigation.)

OVERDRAFT LINES OF CREDIT BILLING RIGHTS SUMMARY

What To Do If You Think You Find A Mistake On Your Statement:

If you think there is an error on your statement write to us at the customer service address provided as soon as possible.
In your letter, give us the following information:

- Account information: Your name and account number.
- Dollar amount: The dollar amount of the suspected error.
- Description of Problem: If you think there is an error on your bill, describe what you believe is wrong and why you believe it is a mistake.

You must contact us within 60 days after the error appeared on your statement. You must notify us of any potential errors in writing. You may call us, but if you do we are not required to investigate any potential errors and you may have to pay the amount in question. While we investigate whether or not there has been an error the following are true:

- We cannot try to collect the amount in question or report you as delinquent on that amount.
- The charge in question may remain on your statement and we may continue to charge you interest on that amount. But, if we determine that we made a mistake, you will not have to pay the amount in question or any interest or other fees related to that amount.
- While you do not have to pay the amount in question, you are responsible for the remainder of your balance.
- We can apply any unpaid amount against your credit limit.

INTEREST CHARGE CALCULATIONS FOR OVERDRAFT LINE OF CREDIT ACCOUNTS BASED ON AVERAGE DAILY BALANCE COMPUTATION METHOD

Calculating your Interest Charge

We calculate the interest charge on your Overdraft Line by applying the Daily Periodic Rate to the Average Daily Balance. Then, we multiply that result by the number of days in the billing cycle in which a balance is owed on your Overdraft Line. This gives us the total interest charge for that billing period.

Calculating your Average Daily Balance

To calculate the average daily balance, we take the beginning balance of you Overdraft Line each day (which does not include any unpaid interest charges or fees), add any new loan advances as of the date of those advances and subtract any payments or credits. This gives us the daily balance. Then, we add all the daily balances for the billing cycle together and divide the total by the number of days in the billing cycle. This gives us the average daily balance of your account.

Credit Bureau Reporting

We may report information about your Overdraft Line to credit bureaus for each joint account holder of your checking account. Late payments, missed payments, or other defaults on your Overdraft Line may be reflected in your credit report. If you believe we have furnished inaccurate or incomplete information to a credit reporting agency, write to us at the consumer service address provided and include your name, address, account number, and description of what you believe is inaccurate or incomplete.

Thank you for banking with Citizens.

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc
Main Document Page 69 of 78

Citizens™

US702 | BR558
ROP 450
P.O. Box 7000
Providence, RI 02940

Commercial Account Statement

Page 1 of 4

Beginning April 01, 2024
through April 30, 2024

Questions? Contact us today:

CALL:
Commercial Account Customer Service
1-800-862-6200

VISIT:
Access your account online:
citizensbank.com

MAIL:
Citizens
Customer Service Center
P.O. Box 42001
Providence, RI 02940-2001

EBIX INC
DEBTOR IN POSSESSION CASE 23-80004
OAKSTONE MEDICAL
1 EBIX WAY
JOHNS CREEK GA 30097-5801

Your new Citizens Debit Mastercard® is accepted at over 14 million locations in the US, including Costco, restaurants, hotels, and gas stations. Plus, it can be used to automatically pay monthly bills and subscriptions. Purchases at some locations may require a PIN.

Mastercard is a registered trademark, and the circles design is a trademark of Mastercard International Incorporated.

EBIX INC
DEBTOR IN POSSESSION CASE 23-80004
OAKSTONE MEDICAL
Business Checking w/Interest
XXXXXX-348-5

Business Checking w/Interest for XXXXXX-348-5

Balance Calculation		
Previous Balance		48,637.82
Checks	-	.00
Debits	-	333.00
Deposits & Credit	+	830,678.85
Interest Paid	+	.00
Current Balance	=	878,983.67

Balance	
Average Daily Balance	473,726.01
Interest	
Current Interest Rate	.00%
Annual Percentage Yield Earned	.00%
Number of Days Interest Earned	30
Interest Earned	.00
Interest Paid This Year	1,328.98

You can waive the monthly maintenance fee of $17.99 by maintaining an average daily balance in your account of $15,000 .

Your average daily balance* used to qualify this statement period is: $477,032

Your next statement period will end on May 31, 2024.

*The Average Daily Balance used to calculate interest on your account may differ from the average daily balance used to determine if your monthly maintenance fee is waived due to minor differences in how we calculate these amounts.

Please See Additional Information on Next Page

Member FDIC Equal Housing Lender

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc
Main Document Page 70 of 78

Page 2 of 4

Business Checking w/Interest for XXXXXX-348-5 Continued

TRANSACTION DETAILS FOR COMMERCIAL CHECKING ACCOUNT ENDING 348-5

Debits **
***May include checks that have been processed electronically by the payee/merchant.*

Date	Amount	Description
Other Debits		
04/01	333.00	DEPOSITED CHECK RETURNED

Previous Balance	
	48,637.82
Total Debits	
-	333.00

Deposits & Credits

Date	Amount	Description
04/01	31,137.33	BRAINTREE FUNDING 240401 D6PY6D
04/02	23,542.80	BRAINTREE FUNDING 240402 B4QJHJ
04/02	623.84	BRAINTREE FUNDING 240402 JM8YHJ
04/03	70,404.97	BRAINTREE FUNDING 240403 7Q9FWD
04/04	26,189.81	BRAINTREE FUNDING 240404 7CZ9NJ
04/05	20,193.43	BRAINTREE FUNDING 240405 CTYH4P
04/05	627.55	BRAINTREE FUNDING 240405 JKRNJ4
04/08	30,148.64	BRAINTREE FUNDING 240408 64XJZ8
04/09	28,014.60	BRAINTREE FUNDING 240409 J8MNRY
04/09	629.68	BRAINTREE FUNDING 240409 G84XRY
04/10	40,621.89	BRAINTREE FUNDING 240410 52S8F8
04/11	18,775.26	BRAINTREE FUNDING 240411 9ZXPTP
04/12	22,566.69	BRAINTREE FUNDING 240412 46CTF8
04/12	6,760.10	BENEFITS PARTNE2 202024076 240412 NO. 398790
04/12	4,355.16	JEFF-LEWIS ADMIN CORP PAY 240412
04/12	625.31	BRAINTREE FUNDING 240412 5MBMGD
04/15	20,938.55	BRAINTREE FUNDING 240415 65QFT4
04/15	2,900.02	CITY OF SEATTLE EDI PYMNTS 240415 AP0000133842
04/15	2,900.02	CITY OF SEATTLE EDI PYMNTS 240415 AP0000133841
04/15	505.03	BRAINTREE FUNDING 240415 J7Q5BD
04/16	22,595.55	BRAINTREE FUNDING 240416 54FV84
04/16	2,900.02	CITY OF SEATTLE EDI PYMNTS 240416 AP0000133927
04/16	601.23	BRAINTREE FUNDING 240416 JQ6BMY
04/17	55,497.05	BRAINTREE FUNDING 240417 CZ82Y4
04/17	33,347.33	LOCKBOX DEPOSIT
04/17	26,417.82	Covanta Energy ACH 240416 AP0000545173
04/17	20,463.34	LOCKBOX DEPOSIT
04/17	1,783.70	BRAINTREE FUNDING 240417 5KNGY4
04/17	1,172.62	AMPACET CORPORAT ACHPAYMENT 240416 00119851
04/18	19,530.88	BRAINTREE FUNDING 240418 JQ4QK8
04/18	2,199.75	BRAINTREE FUNDING 240418 B634TP
04/19	26,818.03	BRAINTREE FUNDING 240419 4CBFK8
04/19	490.35	BARTON SOLVENTS 041924 041924 49136
04/19	422.99	BARTON SOLVENTS EL04/19/24 041924 49157
04/22	18,347.23	BRAINTREE FUNDING 240422 6BJSJ4
04/22	459.19	BRAINTREE FUNDING 240422 DMMTZ8
04/23	28,806.27	BRAINTREE FUNDING 240423 BH42MY
04/23	618.01	BRAINTREE FUNDING 240423 GQY2MY
04/23	20.33	LOCKBOX DEPOSIT
04/24	52,373.17	BRAINTREE FUNDING 240424 956H6Y
04/25	36,639.93	LOCKBOX DEPOSIT

Total Deposits & Credits	
+	830,678.85

Please See Additional Information on Next Page

Member FDIC Equal Housing Lender

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc
Main Document Page 71 of 78

Citizens™

Page 3 of 4

Business Checking w/Interest for XXXXXX-348-5 Continued

Deposits & Credits (Continued)

Date	Amount	Description
04/25	27,627.88	BRAINTREE FUNDING 240425 4HBQDP
04/25	5,844.42	LOCKBOX DEPOSIT
04/25	449.68	ALLIANTINOPER617 PREAUTHPAY 240425 EBIXINC-01
04/25	350.00	GROUP INS OPS PAYMENTS 240425 VEN00492
04/26	23,105.39	BRAINTREE FUNDING 240426 7J79QT
04/26	1,347.84	LOCKBOX DEPOSIT
04/26	1,047.88	FRIEDKIN BUSINES AP PAYMENT 240425 297771
04/29	26,955.54	BRAINTREE FUNDING 240429 JX7ZBD
04/29	623.84	BRAINTREE FUNDING 240429 CRXXPP
04/30	36,882.16	BRAINTREE FUNDING 240430 BN2S2D
04/30	264.75	BRAINTREE FUNDING 240430 F9RZ84
04/30	2,214.00	INCOMING WIRE TRANSFER (MTS NO.240430001025)

Daily Balance

Date	Balance	Date	Balance	Date	Balance
04/01	79,442.15	04/11	339,214.62	04/22	633,812.58
04/02	103,608.79	04/12	373,521.88	04/23	663,257.19
04/03	174,013.76	04/15	400,765.50	04/24	715,630.36
04/04	200,203.57	04/16	426,862.30	04/25	786,542.27
04/05	221,024.55	04/17	565,544.16	04/26	812,043.38
04/08	251,173.19	04/18	587,274.79	04/29	839,622.76
04/09	279,817.47	04/19	615,006.16	04/30	878,983.67
04/10	320,439.36				

Current Balance

= **878,983.67**

Member FDIC Equal Housing Lender

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc
Main Document Page 72 of 78

Citizens™

Page 4 of 4

Checking Account Balance Worksheet

Before completing this worksheet, please be sure to adjust your checkbook register balance by

- Adding any interest earned
- Subtracting any fees or other charges

1 Your current balance on this statement

$ ______________
Current Balance

2 List deposits which do not appear on this statement

Date	Amount	Date	Amount

+ $ ______________
Total of 2

3 Subtotal by adding 1 and 2

= $ ______________
Subtotal of 1 and 2

4 List outstanding checks, transfers, debits, POS purchases or withdrawals that do not appear on this statement.

Date/ Check No.	Amount	Date/ Check No.	Amount

- $ ______________
Total of 4

5 Subtract 4 from 3. This should match your checkbook register balance.

= $ ______________
Total

CUSTOMER SERVICE

If you have any questions regarding your account or discover an error,call the number shown on the front of your statement or write to us atthe following address:

Citizens
Customer Service Center
P.O. Box 42001
Providence, RI 02940-2001

Change of Address

Please call the number shown at the front of your statement to notify usof a change of address.

DEPOSIT ACCOUNTS ARE NON-TRANSFERABLE

Personal deposit accounts, such as CD's and savings accounts, cannotbe transferred to another person or to a corporate entity.

Citizens is a brand name of Citizens Bank, N.A. REV 12/22

ELECTRONIC TRANSFERS

In Case of Errors or Questions About Your Electronic Transfers

(For Consumer Accounts Used Primarily for Personal, Family or Household Purposes)

Telephone us at the customer service number provided on Page 1 of this statement or write to us at the customer service address provided as soon as you can, if you think your statement or receipt is wrong or if you need more information about an electronic transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

- Tell us your name and account number, if any.
- Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information.
- Tell us the dollar amount of the suspected error and, if possible, the date it appeared on your statement or receipt.
- It will be helpful to us if you also give us a telephone number at which you can be reached in case we need any further information.

For consumer accounts used primarily for personal, family, or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account) to do this, we will credit your account for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation.

(For other accounts, we investigate, and if we find we have made an error, we credit your account at the conclusion of our investigation.)

OVERDRAFT LINES OF CREDIT BILLING RIGHTS SUMMARY

What To Do If You Think You Find A Mistake On Your Statement:

If you think there is an error on your statement write to us at the customer service address provided as soon as possible.
In your letter, give us the following information:

- Account information: Your name and account number.
- Dollar amount: The dollar amount of the suspected error.
- Description of Problem: If you think there is an error on your bill, describe what you believe is wrong and why you believe it is a mistake.

You must contact us within 60 days after the error appeared on your statement. You must notify us of any potential errors in writing. You may call us, but if you do we are not required to investigate any potential errors and you may have to pay the amount in question. While we investigate whether or not there has been an error the following are true:

- We cannot try to collect the amount in question or report you as delinquent on that amount.
- The charge in question may remain on your statement and we may continue to charge you interest on that amount. But, if we determine that we made a mistake, you will not have to pay the amount in question or any interest or other fees related to that amount.
- While you do not have to pay the amount in question, you are responsible for the remainder of your balance.
- We can apply any unpaid amount against your credit limit.

INTEREST CHARGE CALCULATIONS FOR OVERDRAFT LINE OF CREDIT ACCOUNTS BASED ON AVERAGE DAILY BALANCE COMPUTATION METHOD

Calculating your Interest Charge

We calculate the interest charge on your Overdraft Line by applying the Daily Periodic Rate to the Average Daily Balance. Then, we multiply that result by the number of days in the billing cycle in which a balance is owed on your Overdraft Line. This gives us the total interest charge for that billing period.

Calculating your Average Daily Balance

To calculate the average daily balance, we take the beginning balance of you Overdraft Line each day (which does not include any unpaid interest charges or fees), add any new loan advances as of the date of those advances and subtract any payments or credits. This gives us the daily balance. Then, we add all the daily balances for the billing cycle together and divide the total by the number of days in the billing cycle. This gives us the average daily balance of your account.

Credit Bureau Reporting

We may report information about your Overdraft Line to credit bureaus for each joint account holder of your checking account. Late payments, missed payments, or other defaults on your Overdraft Line may be reflected in your credit report. If you believe we have furnished inaccurate or incomplete information to a credit reporting agency, write to us at the consumer service address provided and include your name, address, account number, and description of what you believe is inaccurate or incomplete.

Thank you for banking with Citizens.

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc Main Document Page 73 of 78 TAIMMA COlVIJ.VIUNICATIONS INC Statement of Account Monday, April 01,2024- Tuesday, April30, 2024 Account: Branch: Currency: 28 usn BID Description Debit Credit Date Balance Balance Forward 04/01/2024 $359.95 Service Charge $5.00 04/2212024 $354.95 Closing Balance 04/30/2024 $354.95 Totals: $5.00 $0.00 Item Count: 1 0 Generated on: 09:13:30 Thu May 09, 2024

Case 23-80004-swell Doc 604 Filed 05/21124 Entered 05/21/24 19:27:30 Desc Main Document Page 74 of 78 EbiK, Inc PNC Bank Reconciliation April 30, 2024 Bank At::ll 0832 GL/1 100350 Description 41301.!4 Book Balance $65,016.27 Outstanding ChecKs 163 7 71 94 21.29 Check 6864 Reversal (1 J)OOOO) Duplicate Checks Cleared Nov23 (1 ~83.75) Checks voided and cleared Jan24 ($13 .786.36 ) Checks voided and cleared Feb24 ($1,100 .00) Returned Checks Nov23 6 ,050 00 Returned Checks Jan24 450.00 Returned Check Apr24 4 ,900 00 Transfers Fees Adjusted Book Balance 222,418.10 4130~4 Bank Balance 222,418.10 Difference 0.00 Account No. l 100350·0000·00·0000 q, 1• o(j If 1ft ~ Description ILP_ N_ C_ Bank _ __ ~ ——.,————,———‘1 1 Main 1 2. History 1 J. Variance ] ~.Transactions] Periodl Ending I 8 eginning Balance I Debits C.eoits Ending Balance 01 Jan 31 19.730.34 409,800.12 41 3.164.23 16,366.23 02 Feb 29 16,366.23 154,917.84 242,342 49 71.058.42· 03 Mar 31 71,058.42· 248,675.71 143,309.37 34,307.92 04 Aor 30 34,307.92 255,339.64 224,631.29 65,016.27

Case 23-80004-swe11 Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc Main Document Page 75 of 78

Ebix, Inc
Citizens Main Operating
Bank Reconciliation
April 30, 2024
Bank A/C #: xxxxxx2705
GL#: 100430; Bank code B

Date	Description	Amount
4/30/24	**Book Balance**	**9,741,575.69**
4/30/24	**Outstanding Checks**	8,389.00
4/30/24	Detailed CR reconciling items	10,366.75
4/30/24	Payve Vs AMEX 4663	(72,327.03)
4/30/24	Credit Card Deposits in Transit	(228,026.97)
4/30/24	Detailed AP MC rec items	$0.00
4/30/24	OA Rec	($144,233.89)
	Unknown variance caused by Zinnia receipts	(37,626.34)
	Adjusted Book Balance	**9,278,117.21**
4/30/24	**Bank Balance**	9,278,117.21
	Difference	**(0.00)**

Account No. 100430-0000-00-0000
Description Citizens - Checking
1. Main | 2. History | 3. Variance | 4. Transactions

Period	Ending	Beginning Balance	Debits	Credits	Ending Balance
01	Jan 31	17,218,245.66	11,514,078.36	11,352,640.83	17,379,683.19
02	Feb 29	17,379,683.19	10,691,159.36	17,583,115.45	10,487,727.10
03	Mar 31	10,487,727.10	24,517,572.68	22,144,346.05	12,860,953.73
04	Apr 30	12,860,953.73	13,752,470.38	16,871,848.42	9,741,575.69

Case 23-80004-swell Doc 604 Rled 05/21124 Entered 05/21/24 19:27:30 Desc Main Document Page 76 of 78 Ebix, Inc Payroll- Regions Bank Reconciliation April30, 2024 BankAIC /1: xxxx8891 GIL AIC II: 100440 DescriPtion Amount 4/30,24 Book Balance (4,160.46) Outslanding Checks: 5J)22.91 Balance transfer from 100310 (1 1381.73) Transfers Transfers (379.75) 10369825 Fees Unreconciled Difference 1,199.03 Adjusted Book Balance 4/30,24 Bank Balance Difference Accotslt No. 1100440·0000 .()0.()000 Description J!iik#44ĄPJl•ill 1. Main 2. History l ~.Variance 1! . Transactions 1 Beginning Balance Debits Credits Ending Balance 01 1.437.63· 3.835.B9B. 72 3.835.941.91 1.480.82- 02 1,480 82- 3.796.573.93 3.797. 540.20 2.447.09- 03 Mar 31 2.447.09- 3.052.110.04 3.053.035. 73 3.372.78- 04 Apr 30 3,372.78- 3.544.791. 71 3.545.579.39 4.160.46-

Case 23-80004-swell Doc 604 Filed 05/21/24 Entered 05/21/24 19:27:30 Desc Main Document Page 77 of 78 Ebix,lnc Regions Oakstone Bank Reconciliation April30, 2024 BankAIC#: xxxxxx6154 Gil A/C #: 100445 Des cription Amount 100445 4130124 Book Balance 1,597,230.76 4/.JJ/24 IMres in transit 18.44364 4/.JJ/24 Passthrus not posted 4/.JJ/24 Oakstone deposits in Regions op account 000 4/.JJ/24 Checks in transi (770.08) 4/.JJ/24 Chargebacks not posted 4/.JJ/24 CC in transit (735.731.42) 4/.JJ/24 Items in Suspense/posting errors Unreconciled immaterial (189.23) Transfer Interest Paid Returned CC? Adjusted Book Balan ce 878.98367 4130124 Bank Balance 878.98367 Difference 0.00 Account No. [100445·0000·00 .0000 Description ICtizens · Oakstone 1M~ lL::::~;::His:~~~~:::_t J. Variance 1~ . Transactionsl Period[ Ending I Beginning Balance Debits Credits Ending Balance 01 J an 31 3.323.251.75 807.081.04 6.184 93 4.124.1 47.86 02 Feb 29 4.124.147.86 677.66 7.89 455.40 4.801.360.35 03 Mar 31 4.801.360.35 905.779.92 5.000.98737 706.152.90 04 Apr 30 706.152.90 891.397.40 319.54 1.597.230.76

Case 23-80004-swell Doc 604 Filed 05/21/24 Entered 05/21/2419:27:30 Desc Main Document Page 78 of 78 Ebix, Inc Checking GL# 100500.0000-0IWOOO- TO Bank-# xxxxx xxx6091 (in USO) Bank Reconciliation April 30, 2024 Description Amount 41:11124 Book Balance 354.95 Bank Fees Adjusted Book Balance $ 354.95 41:11124 Bank Balance 354.95 Difference Account No. 110()500·0000-00-0000 IQ.. •• <j ~ ~~ iiil Description IChecking · Canada I 1. Main l 2. History 1 ~.Variance l ~. T rans.actions 1 Beginning Balance Debits Cred~s Ending Balance 374.95 .00 5.00 369.95 Feb 29 369.95 .00 5.00 364.95 03 Mar 31 364.95 .00 5.00 359.95 04 AP< 30 359.95 .00 5.00 354.95